UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	7/31/2023

Item 1 – Reports to Stockholders

PGIM JENNISON DIVERSIFIED GROWTH FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Diversified Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Diversified Growth Fund

September 15, 2023

PGIM Jennison Diversified Growth Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	11.54	11.76	12.57	—

(without sales charges)	18.03	13.03	13.21	—

Class C

(with sales charges)	15.70	11.93	12.25	—

(without sales charges)	16.70	11.93	12.25	—

Class Z

(without sales charges)	18.32	13.26	N/A	14.72 (9/27/2017)

Class R6

(without sales charges)	18.32	13.25	N/A	14.71 (9/27/2017)

Russell 1000® Growth Index

	17.31	15.23	15.53	—

Average Annual Total Returns as of 7/31/23 Since Inception (%)

Class Z, Class R6 (9/27/2017)

Russell 1000® Growth Index	16.36

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (September 27, 2017) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Diversified Growth Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000® Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2023

PGIM Jennison Diversified Growth Fund Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	8.0%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	7.3%

Apple, Inc.	Technology Hardware, Storage & Peripherals	7.1%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.2%

Amazon.com, Inc.	Broadline Retail	4.3%

Tesla, Inc.	Automobiles	3.8%

Visa, Inc. (Class A Stock)	Financial Services	3.1%

Broadcom, Inc.	Semiconductors & Semiconductor Equipment	3.1%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	2.9%

Adobe, Inc.	Software	2.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Diversified Growth Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Diversified Growth Fund’s Class Z shares returned 18.32% in the 12-month period that ended July 31, 2023, outperforming the 17.31% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

●

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

●

The investment backdrop for growth stocks during the period can be divided into two sections. In the last five months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, growth stocks generally continued to underperform as they had earlier in 2022.

●

In the first seven months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations. Growth companies, led by technology, rose sharply.

●

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

What worked?

●

Positions in information technology and communications services were strong contributors to Fund performance over the reporting period, as select companies posted robust gains in 2023 following a rough second half of 2022. The rebound reflected both the depressed nature of valuations when 2023 began and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements.

●	Nvidia Corp. (information technology) reported substantially better-than-expected results in late May 2023 and guided to increased sales growth in the upcoming

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quarter far ahead of expectations. The company’s graphical processing units are best suited for the training of models used in generative AI, as well as the inferencing abilities that the models, once trained, can deliver.

●

Shares in communications chip producer Broadcom Inc. (information technology) surged on the news that the company had entered into two multi-year supply agreements with consumer electronics maker Apple Inc.

●

Enterprise software company Microsoft Inc. (information technology) continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave, given the company’s plans to incorporate the technology into existing products, increasing revenue potential.

●	Apple (information technology) continued to demonstrate the power of its ecosystem, which includes two billion iPhones.

●

Social media company Meta Platforms Inc. (communication services) reported improved results in the second half of the period, as the company’s cost rationalization and focus on short-form video appeared to be bearing fruit. Meta’s business model continued to post solid profit margins and free-cash flow metrics.

What didn’t work?

●

The stock price of electric car maker Tesla Inc. fell significantly in the final months of 2022. Economic sensitivity began to weigh on automobile sales, including electric vehicles (EVs), which prompted Tesla to make several intra-quarter pricing adjustments. In 2023, however, Tesla’s stock price rebounded as sales hit record levels, and attractive valuations (after declines in 2022) attracted buyers. Tesla also achieved a significant breakthrough in its efforts to unify the EV industry around a common charging network infrastructure with the announcement that Ford Motor Co., General Motors Co., and Rivian Automotive Inc. would adopt plug-in compatibility with Tesla’s North American charging network.

●

Shares in online retailer Amazon.com Inc. also detracted for the period as a whole, as earnings disappointed in late 2022. However, the stock rebounded in 2023, significantly trimming losses in response to stable e-commerce demand and strong growth in advertising.

●

Shares in diversified diagnostic and scientific equipment and services provider Danaher Corp. lost ground due to continued uncertainty regarding higher-than-normal customer inventory levels, lower levels of post-pandemic demand, and the resulting lower-than-expected revenue and profit growth rates. These business pressures led Jennison to sell the Fund’s position during the reporting period.

●

Shares in healthcare benefit plan provider UnitedHealth Group Inc. declined in part due to the market rotation out of healthcare, and in part because of Medicare audit and reimbursement rate announcements that were slightly less favorable than expected.

PGIM Jennison Diversified Growth Fund 9

Strategy and Performance Overview* (continued)

Current outlook

●

As of July 31, 2023, the Fund’s largest overweight positions relative to the Index were in consumer discretionary and financials, and its largest underweights were in information technology and industrials. Relative to the prior reporting period, the Fund had a slightly larger allocation to communication services, financials, and industrials, and a smaller allocation to information technology.

●

The US economy stands in better shape than Jennison anticipated when 2023 began. Robust employment has sustained consumer spending at a solid pace. Consumer confidence currently reflects optimism in the near term despite announced work force reductions, interest rates at the highest levels in over a decade, and reduced credit availability in the financial system. It therefore seems likely that the slope of the economy’s slowing trajectory will remain shallower than previously feared while employment remains healthy.

●

Inflationary pressures, while still evident, will likely continue to moderate. Jennison expects further increases in interest rates, though evidence leans toward the bulk of the rate increases being behind the US for this cycle.

●

Trends in technology spending, which weakened earlier last year, have begun to stabilize. A combination of easing year-over-year comparisons and the priority of digital transformation, with an emerging impetus from AI, increasingly suggest a rebound in spending and a return to longer-term investment trends moving toward year-end. The strong rebound in the prices of select technology shares year-to-date reflects both the depressed nature of valuations when 2023 began and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements—a trend Jennison believes will gather pace in the coming quarters.

●

Jennison expects to see generative AI use cases and applications spread from technology providers and developers to a wide variety of industries and companies that use these tools to increase competitive positioning through improved time to market, streamlined customer service, and accelerated efforts to harness data in increasingly sophisticated ways.

●	Jennison continues to invest in a broadly diversified portfolio of companies that appear positioned to outpace the market averages in growing revenue and earnings over the investment time horizon.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Diversified Growth Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Diversified Growth Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,234.00	1.22%	$ 6.76

	Hypothetical	$1,000.00	$1,018.74	1.22%	$ 6.11

Class C	Actual	$1,000.00	$1,227.00	2.38%	$13.14

	Hypothetical	$1,000.00	$1,012.99	2.38%	$11.88

Class Z	Actual	$1,000.00	$1,234.50	1.00%	$ 5.54

	Hypothetical	$1,000.00	$1,019.84	1.00%	$ 5.01

Class R6	Actual	$1,000.00	$1,234.50	1.00%	$ 5.54

	Hypothetical	$1,000.00	$1,019.84	1.00%	$ 5.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS 98.1%

Automobile Components 0.2%
Mobileye Global, Inc. (Israel) (Class A Stock)*	17,903	$683,537

Automobiles 3.8%
Tesla, Inc.*	39,848	10,656,551

Beverages 0.5%
Coca-Cola Co. (The)	10,898	674,913
PepsiCo, Inc.	3,609	676,543

		1,351,456

Biotechnology 1.3%
Argenx SE (Netherlands), ADR*	1,337	674,490
Vertex Pharmaceuticals, Inc.*	8,565	3,017,792

		3,692,282

Broadline Retail 5.9%
Amazon.com, Inc.*	91,420	12,221,026
MercadoLibre, Inc. (Brazil)*	3,687	4,564,690

		16,785,716

Capital Markets 0.8%
Blackstone, Inc.	6,589	690,461
Goldman Sachs Group, Inc. (The)	2,165	770,459
Moody’s Corp.	2,490	878,347

		2,339,267

Communications Equipment 0.2%
Arista Networks, Inc.*	4,227	655,566

Consumer Finance 1.1%
American Express Co.	17,815	3,008,597

Consumer Staples Distribution & Retail 0.8%
Costco Wholesale Corp.	2,690	1,508,202
Performance Food Group Co.*	11,185	668,416

		2,176,618

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 13

Schedule of Investments  (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 0.2%
CDW Corp.	3,618	$676,819

Energy Equipment & Services 0.3%
Halliburton Co.	17,940	701,095

Entertainment 2.4%
Netflix, Inc.*	15,305	6,718,436

Financial Services 5.9%
Adyen NV (Netherlands), 144A*	1,066	1,978,512
FleetCor Technologies, Inc.*	9,151	2,277,776
Mastercard, Inc. (Class A Stock)	7,354	2,899,535
Shift4 Payments, Inc. (Class A Stock)*	10,386	716,530
Visa, Inc. (Class A Stock)(a)	37,447	8,902,275

		16,774,628

Food Products 0.5%
Hershey Co. (The)	2,914	674,037
Lamb Weston Holdings, Inc.	6,658	689,969

		1,364,006

Ground Transportation 2.3%
CSX Corp.	20,594	686,192
Saia, Inc.*	1,656	700,720
Uber Technologies, Inc.*	100,181	4,954,952

		6,341,864

Health Care Equipment & Supplies 0.9%
Align Technology, Inc.*	1,766	667,354
Dexcom, Inc.*	5,258	654,936
Intuitive Surgical, Inc.*	3,990	1,294,356

		2,616,646

Health Care Providers & Services 2.6%
Cigna Group (The)	7,239	2,136,229
UnitedHealth Group, Inc.	10,198	5,163,961

		7,300,190

Hotels, Restaurants & Leisure 1.6%
Airbnb, Inc. (Class A Stock)*	4,581	697,182

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Chipotle Mexican Grill, Inc.*	362	$710,345
Darden Restaurants, Inc.	3,995	674,836
Marriott International, Inc. (Class A Stock)	12,629	2,548,659

		4,631,022

Household Durables 0.3%
TopBuild Corp.*	2,558	700,713

Household Products 0.2%
Clorox Co. (The)	4,509	683,023

Interactive Media & Services 8.1%
Alphabet, Inc. (Class A Stock)*	109,992	14,598,138
Meta Platforms, Inc. (Class A Stock)*	25,858	8,238,359

		22,836,497

IT Services 1.6%
Gartner, Inc.*	2,972	1,050,870
MongoDB, Inc.*	6,638	2,810,529
Snowflake, Inc. (Class A Stock)*	4,042	718,304

		4,579,703

Leisure Products 0.7%
Brunswick Corp.	23,927	2,065,139

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	5,373	654,270
ICON PLC*	2,815	707,719

		1,361,989

Machinery 1.7%
Caterpillar, Inc.	2,633	698,193
Deere & Co.	7,917	3,401,143
Otis Worldwide Corp.	7,589	690,295

		4,789,631

Media 0.6%
Trade Desk, Inc. (The) (Class A Stock)*	19,218	1,753,835

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 15

Schedule of Investments  (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 0.3%
Cheniere Energy, Inc.	4,687	$758,638

Passenger Airlines 0.7%
Delta Air Lines, Inc.	44,314	2,049,966

Personal Care Products 1.1%
L’Oreal SA (France), ADR	34,077	3,173,250

Pharmaceuticals 5.0%
AstraZeneca PLC (United Kingdom), ADR	48,582	3,483,329
Eli Lilly & Co.	9,660	4,390,953
Merck & Co., Inc.	25,172	2,684,594
Novo Nordisk A/S (Denmark), ADR	22,276	3,588,664

		14,147,540

Real Estate Management & Development 0.4%
CoStar Group, Inc.*	13,063	1,096,900

Semiconductors & Semiconductor Equipment 15.9%
Advanced Micro Devices, Inc.*	44,242	5,061,285
Allegro MicroSystems, Inc. (Japan)*	13,803	712,373
Applied Materials, Inc.	22,792	3,455,039
ASML Holding NV (Netherlands)	4,072	2,917,222
Broadcom, Inc.	9,618	8,643,216
Lam Research Corp.	1,572	1,129,466
Lattice Semiconductor Corp.*	10,850	986,699
NVIDIA Corp.	43,873	20,501,414
QUALCOMM, Inc.	5,407	714,643
Universal Display Corp.	4,756	693,805

		44,815,162

Software 14.5%
Adobe, Inc.*	13,612	7,434,466
Atlassian Corp. (Class A Stock)*	3,988	725,577
Cadence Design Systems, Inc.*	10,842	2,537,136
HubSpot, Inc.*	3,792	2,201,446
Microsoft Corp.	67,578	22,700,802
Palo Alto Networks, Inc.*	12,010	3,002,020
Salesforce, Inc.*	7,339	1,651,348
ServiceNow, Inc.*	1,215	708,345

		40,961,140

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Specialized REITs 0.5%
American Tower Corp.	4,327	$823,471
Equinix, Inc.	854	691,672

		1,515,143

Specialty Retail 4.6%
Home Depot, Inc. (The)	14,800	4,940,832
Lowe’s Cos., Inc.	2,897	678,680
O’Reilly Automotive, Inc.*	5,079	4,702,087
TJX Cos., Inc. (The)	7,871	681,078
Tractor Supply Co.	3,043	681,601
Ulta Beauty, Inc.*	2,867	1,275,242

		12,959,520

Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	101,935	20,025,131

Textiles, Apparel & Luxury Goods 3.0%
Deckers Outdoor Corp.*	1,268	689,399
Lululemon Athletica, Inc.*	3,861	1,461,504
LVMH Moet Hennessy Louis Vuitton SE (France)	6,922	6,428,932

		8,579,835

TOTAL COMMON STOCKS (cost $155,252,728)		277,327,051

PREFERRED STOCK 0.4%

Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A (cost $862,509)	8,361	1,022,405

TOTAL LONG-TERM INVESTMENTS (cost $156,115,237)		278,349,456

SHORT-TERM INVESTMENTS 3.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wi)	1,517,759	1,517,759

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 17

Schedule of Investments  (continued)

as of July 31, 2023

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $6,994,681; includes $6,963,010 of cash collateral for securities on loan)(b)(wi)	7,002,102	$6,997,901

TOTAL SHORT-TERM INVESTMENTS (cost $8,512,440)		8,515,660

TOTAL INVESTMENTS 101.5% (cost $164,627,677)		286,865,116
Liabilities in excess of other assets (1.5)%		(4,224,613)

NET ASSETS 100.0%		$282,640,503

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,881,808; cash collateral of $6,963,010 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobile Components	$683,537	$—	$—
Automobiles	10,656,551	—	—
Beverages	1,351,456	—	—
Biotechnology	3,692,282	—	—
Broadline Retail	16,785,716	—	—
Capital Markets	2,339,267	—	—
Communications Equipment	655,566	—	—
Consumer Finance	3,008,597	—	—
Consumer Staples Distribution & Retail	2,176,618	—	—
Electronic Equipment, Instruments & Components	676,819	—	—
Energy Equipment & Services	701,095	—	—
Entertainment	6,718,436	—	—
Financial Services	14,796,116	1,978,512	—
Food Products	1,364,006	—	—
Ground Transportation	6,341,864	—	—
Health Care Equipment & Supplies	2,616,646	—	—
Health Care Providers & Services	7,300,190	—	—
Hotels, Restaurants & Leisure	4,631,022	—	—
Household Durables	700,713	—	—
Household Products	683,023	—	—
Interactive Media & Services	22,836,497	—	—
IT Services	4,579,703	—	—
Leisure Products	2,065,139	—	—
Life Sciences Tools & Services	1,361,989	—	—
Machinery	4,789,631	—	—
Media	1,753,835	—	—
Oil, Gas & Consumable Fuels	758,638	—	—
Passenger Airlines	2,049,966	—	—
Personal Care Products	3,173,250	—	—
Pharmaceuticals	14,147,540	—	—
Real Estate Management & Development	1,096,900	—	—
Semiconductors & Semiconductor Equipment	44,815,162	—	—
Software	40,961,140	—	—
Specialized REITs	1,515,143	—	—
Specialty Retail	12,959,520	—	—
Technology Hardware, Storage & Peripherals	20,025,131	—	—
Textiles, Apparel & Luxury Goods	2,150,903	6,428,932	—
Preferred Stock
Automobiles	—	1,022,405	—
Short-Term Investments
Affiliated Mutual Funds	8,515,660	—	—

Total	$277,435,267	$9,429,849	$—

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 19

Schedule of Investments  (continued)

as of July 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Semiconductors & Semiconductor Equipment	15.9%
Software	14.5
Interactive Media & Services	8.1
Technology Hardware, Storage & Peripherals	7.1
Broadline Retail	5.9
Financial Services	5.9
Pharmaceuticals	5.0
Specialty Retail	4.6
Automobiles	4.2
Textiles, Apparel & Luxury Goods	3.0
Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	3.0
Health Care Providers & Services	2.6
Entertainment	2.4
Ground Transportation	2.3
Machinery	1.7
Hotels, Restaurants & Leisure	1.6
IT Services	1.6
Biotechnology	1.3
Personal Care Products	1.1
Consumer Finance	1.1
Health Care Equipment & Supplies	0.9

Capital Markets	0.8%
Consumer Staples Distribution & Retail	0.8
Leisure Products	0.7
Passenger Airlines	0.7
Media	0.6
Specialized REITs	0.5
Food Products	0.5
Life Sciences Tools & Services	0.5
Beverages	0.5
Real Estate Management & Development	0.4
Oil, Gas & Consumable Fuels	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Automobile Components	0.2
Household Products	0.2
Electronic Equipment, Instruments & Components	0.2
Communications Equipment	0.2

101.5
Liabilities in excess of other assets	(1.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,881,808	$(6,881,808)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of July 31, 2023

Assets
Investments at value, including securities on loan of $6,881,808:
Unaffiliated investments (cost $156,115,237)	$278,349,456
Affiliated investments (cost $8,512,440)	8,515,660
Receivable for investments sold	35,964,109
Receivable for Fund shares sold	1,111,690
Dividends receivable	39,362
Tax reclaim receivable	20,441
Prepaid expenses and other assets	1,126

Total Assets	324,001,844

Liabilities
Payable for investments purchased	33,843,743
Payable to broker for collateral for securities on loan	6,963,010
Management fee payable	164,274
Payable for Fund shares purchased	145,745
Accrued expenses and other liabilities	138,376
Distribution fee payable	60,404
Affiliated transfer agent fee payable	44,762
Trustees’ fees payable	1,027

Total Liabilities	41,361,341

Net Assets	$282,640,503

Net assets were comprised of:
Shares of beneficial interest, at par	$18,764
Paid-in capital in excess of par	173,248,863
Total distributable earnings (loss)	109,372,876

Net assets, July 31, 2023	$282,640,503

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 21

Statement of Assets and Liabilities

as of July 31, 2023

Class A

Net asset value and redemption price per share, ($269,722,450 ÷ 17,761,478 shares of beneficial interest issued and outstanding)	$15.19
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.07

Class C

Net asset value, offering price and redemption price per share, ($5,008,896 ÷ 487,664 shares of beneficial interest issued and outstanding)	$10.27

Class Z

Net asset value, offering price and redemption price per share, ($6,900,698 ÷ 449,027 shares of beneficial interest issued and outstanding)	$15.37

Class R6

Net asset value, offering price and redemption price per share, ($1,008,459 ÷ 65,613 shares of beneficial interest issued and outstanding)	$15.37

See Notes to Financial Statements.

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $30,963 foreign withholding tax)	$1,938,322
Affiliated dividend income	52,279
Income from securities lending, net (including affiliated income of $20,407)	21,561

Total income	2,012,162

Expenses
Management fee	1,696,957
Distribution fee(a)	739,970
Transfer agent’s fees and expenses (including affiliated expense of $259,206)(a)	445,373
Custodian and accounting fees	46,185
Shareholders’ reports	39,946
Registration fees(a)	35,975
Professional fees	34,960
Audit fee	23,800
Trustees’ fees	13,046
Miscellaneous	23,176

Total expenses	3,099,388

Less: Fee waiver and/or expense reimbursement(a)	(8,771)
Distribution fee waiver(a)	(116,251)

Net expenses	2,974,366

Net investment income (loss)	(962,204)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $2,781)	7,556,681
Foreign currency transactions	(2,478)

7,554,203

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,659)	35,401,725
Foreign currencies	2,514

35,404,239

Net gain (loss) on investment and foreign currency transactions	42,958,442

Net Increase (Decrease) In Net Assets Resulting From Operations	$41,996,238

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	697,506	42,464	—	—
Transfer agent’s fees and expenses	420,351	15,973	8,700	349
Registration fees	14,328	9,106	6,346	6,195
Fee waiver and/or expense reimbursement	—	—	(3,856)	(4,915)
Distribution fee waiver	(116,251)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 23

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(962,204)	$(1,794,460)
Net realized gain (loss) on investment and foreign currency transactions	7,554,203	(3,349,362)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	35,404,239	(55,803,934)

Net increase (decrease) in net assets resulting from operations	41,996,238	(60,947,756)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(68,141,217)
Class C	—	(2,039,987)
Class Z	—	(1,926,858)
Class R6	—	(125,175)

	—	(72,233,237)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	7,887,564	8,664,267
Net asset value of shares issued in reinvestment of dividends	—	71,514,532
Cost of shares purchased	(27,094,210)	(42,322,123)

Net increase (decrease) in net assets from Fund share transactions	(19,206,646)	37,856,676

Total increase (decrease)	22,789,592	(95,324,317)

Net Assets:

Beginning of year	259,850,911	355,175,228

End of year	$282,640,503	$259,850,911

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.87	$19.58	$16.92	$13.39	$13.79
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.09)	(0.08)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.37	(2.57)	5.58	4.14	0.80
Total from investment operations	2.32	(2.66)	5.50	4.08	0.78
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from net realized gains	-	(4.05)	(2.84)	(0.55)	(1.17)
Total dividends and distributions	-	(4.05)	(2.84)	(0.55)	(1.18)
Net asset value, end of year	$15.19	$12.87	$19.58	$16.92	$13.39
Total Return(b):	18.03%	(18.23)%	35.95%	31.47%	6.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$269,722	$248,177	$337,246	$274,044	$229,202
Average net assets (000)	$232,502	$298,732	$303,103	$231,363	$199,190
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21%	1.15%	1.16%	1.22%	1.23%
Expenses before waivers and/or expense reimbursement	1.26%	1.20%	1.21%	1.27%	1.28%
Net investment income (loss)	(0.38)%	(0.56)%	(0.48)%	(0.40)%	(0.18)%
Portfolio turnover rate(d)	156%	148%	153%	149%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 25

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.80	$14.73	$13.46	$10.84	$11.49
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.18)	(0.18)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60	(1.70)	4.29	3.31	0.62
Total from investment operations	1.47	(1.88)	4.11	3.17	0.52
Less Dividends and Distributions:
Distributions from net realized gains	-	(4.05)	(2.84)	(0.55)	(1.17)
Net asset value, end of year	$10.27	$8.80	$14.73	$13.46	$10.84
Total Return(b):	16.70%	(19.09)%	34.72%	30.34%	5.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,009	$4,492	$8,266	$9,768	$8,698
Average net assets (000)	$4,246	$6,338	$9,112	$8,502	$34,180
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.37%	2.16%	2.03%	2.04%	2.01%
Expenses before waivers and/or expense reimbursement	2.37%	2.16%	2.03%	2.04%	2.01%
Net investment income (loss)	(1.54)%	(1.57)%	(1.34)%	(1.22)%	(0.91)%
Portfolio turnover rate(d)	156%	148%	153%	149%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.99	$19.71	$16.98	$13.41	$13.81
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.05)	(0.03)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	(2.61)	5.62	4.15	0.80
Total from investment operations	2.38	(2.67)	5.57	4.12	0.81
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.04)
Distributions from net realized gains	-	(4.05)	(2.84)	(0.55)	(1.17)
Total dividends and distributions	-	(4.05)	(2.84)	(0.55)	(1.21)
Net asset value, end of year	$15.37	$12.99	$19.71	$16.98	$13.41
Total Return(b):	18.32%	(18.16)%	36.27%	31.73%	7.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,901	$6,305	$9,295	$6,313	$5,270
Average net assets (000)	$4,952	$8,098	$7,439	$4,915	$4,485
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	0.96%	0.95%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.08%	0.96%	0.95%	1.14%	1.15%
Net investment income (loss)	(0.17)%	(0.36)%	(0.28)%	(0.18)%	0.05%
Portfolio turnover rate(d)	156%	148%	153%	149%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund 27

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.99	$19.70	$16.98	$13.41	$13.81
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	(2.61)	5.64	4.15	0.82
Total from investment operations	2.38	(2.66)	5.56	4.12	0.81
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.04)
Distributions from net realized gains	-	(4.05)	(2.84)	(0.55)	(1.17)
Total dividends and distributions	-	(4.05)	(2.84)	(0.55)	(1.21)
Net asset value, end of year	$15.37	$12.99	$19.70	$16.98	$13.41
Total Return(b):	18.32%	(18.12)%	36.19%	31.73%	7.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,008	$876	$368	$78	$54
Average net assets (000)	$722	$664	$75	$61	$17
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	0.96%	0.95%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.68%	1.81%	11.34%	23.28%	77.09%
Net investment income (loss)	(0.19)%	(0.34)%	(0.40)%	(0.19)%	(0.10)%
Portfolio turnover rate(d)	156%	148%	153%	149%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Diversified Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Diversified Growth Fund 29

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the

PGIM Jennison Diversified Growth Fund 31

Notes to Financial Statements (continued)

collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

PGIM Jennison Diversified Growth Fund 33

Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.70% on first $500 million of average daily net assets;	0.70%

0.65% on next $500 million of average daily net assets;

0.60% over $1 billion of average daily net assets

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

Z	1.00

R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2024 to reduce such fees of certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended July 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$56,311	$—

C	—	16

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”). The Core Fund and the Money Market Fund are each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

PGIM Jennison Diversified Growth Fund 35

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$376,617,924	$398,776,704

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$ —	$ 8,952,611	$ 7,434,852	$ —	$ —	$1,517,759	1,517,759	$52,279

PGIM Institutional Money Market Fund(1)(b)(wi)

14,102,068	152,568,719	159,678,326	2,659	2,781	6,997,901	7,002,102	20,407(2)

$14,102,068	$161,521,330	$167,113,178	$2,659	$2,781	$8,515,660		$72,686

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital for the Fund. The adjustments were due to a net operating loss and prior year post-financial statement adjustments.

For the year ended July 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

$190,767	$(190,767)

For the year ended July 31, 2023, there were no distributions paid by the Fund.

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$27,492,640	$44,740,597	$—	$72,233,237

As of July 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$165,789,817	$122,976,231	$(1,900,932)	$121,075,299

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$10,990,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses

$712,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of

PGIM Jennison Diversified Growth Fund 37

Notes to Financial Statements (continued)

Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	40,890	0.2%

R6	1,451	2.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	21.0

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2023:

Shares sold	396,908	$4,982,325

Shares purchased	(1,895,155)	(23,516,008)

Net increase (decrease) in shares outstanding before conversion	(1,498,247)	(18,533,683)

Shares issued upon conversion from other share class(es)	27,773	344,107

Shares purchased upon conversion into other share class(es)	(57,515)	(730,440)

Net increase (decrease) in shares outstanding	(1,527,989)	$(18,920,016)

Year ended July 31, 2022:

Shares sold	419,157	$6,495,480

Shares issued in reinvestment of dividends and distributions	4,069,863	67,478,335

Shares purchased	(2,212,530)	(33,978,263)

Net increase (decrease) in shares outstanding before conversion	2,276,490	39,995,552

Shares issued upon conversion from other share class(es)	60,100	1,012,457

Shares purchased upon conversion into other share class(es)	(269,500)	(3,843,955)

Net increase (decrease) in shares outstanding	2,067,090	$37,164,054

Class C
Year ended July 31, 2023:

Shares sold	108,747	$923,838

Shares purchased	(88,917)	(728,733)

Net increase (decrease) in shares outstanding before conversion	19,830	195,105

Shares purchased upon conversion into other share class(es)	(42,461)	(357,683)

Net increase (decrease) in shares outstanding	(22,631)	$(162,578)

Year ended July 31, 2022:

Shares sold	53,481	$544,671

Shares issued in reinvestment of dividends and distributions	178,313	2,036,336

Shares purchased	(190,070)	(2,026,005)

Net increase (decrease) in shares outstanding before conversion	41,724	555,002

Shares purchased upon conversion into other share class(es)	(92,524)	(1,107,397)

Net increase (decrease) in shares outstanding	(50,800)	$(552,395)

Class Z
Year ended July 31, 2023:

Shares sold	110,011	$1,622,952

Shares purchased	(195,656)	(2,377,350)

Net increase (decrease) in shares outstanding before conversion	(85,645)	(754,398)

Shares issued upon conversion from other share class(es)	52,204	665,474

Shares purchased upon conversion into other share class(es)	(2,783)	(34,283)

Net increase (decrease) in shares outstanding	(36,224)	$(123,207)

PGIM Jennison Diversified Growth Fund 39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended July 31, 2022:

Shares sold	40,113	$706,162

Shares issued in reinvestment of dividends and distributions	112,055	1,874,686

Shares purchased	(405,451)	(5,975,403)

Net increase (decrease) in shares outstanding before conversion	(253,283)	(3,394,555)

Shares issued upon conversion from other share class(es)	266,864	3,834,685

Net increase (decrease) in shares outstanding	13,581	$440,130

Class R6
Year ended July 31, 2023:

Shares sold	27,120	$358,449

Shares purchased	(37,513)	(472,119)

Net increase (decrease) in shares outstanding before conversion	(10,393)	(113,670)

Shares issued upon conversion from other share class(es)	8,578	112,825

Net increase (decrease) in shares outstanding	(1,815)	$(845)

Year ended July 31, 2022:

Shares sold	59,857	$917,954

Shares issued in reinvestment of dividends and distributions	7,482	125,175

Shares purchased	(25,105)	(342,452)

Net increase (decrease) in shares outstanding before conversion	42,234	700,677

Shares issued upon conversion from other share class(es)	6,519	104,210

Net increase (decrease) in shares outstanding	48,753	$804,887

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

PGIM Jennison Diversified Growth Fund 41

Notes to Financial Statements (continued)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other

PGIM Jennison Diversified Growth Fund 43

Notes to Financial Statements (continued)

securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Diversified Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Diversified Growth Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Diversified Growth Fund 45

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Diversified Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Jennison Diversified Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Diversified Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM	Jennison Diversified Growth Fund is a series of Prudential Investment Portfolios

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three-, and five-year periods.

•	The Board considered that the Fund outperformed its benchmark index for the one-year period and outperformed its peer group average for the one-, three- and five-year periods ended March 31, 2023.

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•	The Board considered PGIM Investments’ assertions that the Fund’s incorporation of quantitative risk factor analysis helped mitigate additional underperformance.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.00% for Class R6 shares and 1.00% for Class Z shares through November 30, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Diversified Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800)225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Diversified Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON DIVERSIFIED GROWTH FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	TBDAX	TBDCX	TBDZX	TBDQX

CUSIP	74440V104	74440V302	74440V690	74440V716

MF503E

PGIM JENNISON RISING DIVIDEND FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Rising Dividend Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Rising Dividend Fund

September 15, 2023

PGIM Jennison Rising Dividend Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 07/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-4.98	7.57	8.20 (3/5/2014)

(without sales charges)	0.55	8.80	8.86 (3/5/2014)

Class C

(with sales charges)	-1.13	7.98	8.06 (3/5/2014)

(without sales charges)	-0.14	7.98	8.06 (3/5/2014)

Class Z

(without sales charges)	0.75	9.04	9.12 (3/5/2014)

Class R6

(without sales charges)	0.95	9.10	9.53 (9/27/2017)

S&P 500 Index

	13.02	12.20	—

Average Annual Total Returns as of 07/31/23 Since Inception (%)
	Class A, Class C, Class Z (3/5/2014)	Class R6 (9/27/2017)

S&P 500 Index	12.16	12.80

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares (March 5, 2014) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Rising Dividend Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/23

PGIM Jennison Rising Dividend Fund Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	4.5%

Eli Lilly & Co.	Pharmaceuticals	4.1%

Lam Research Corp.	Semiconductors & Semiconductor Equipment	3.7%

Lamb Weston Holdings, Inc.	Food Products	3.2%

ASML Holding NV (Netherlands)	Semiconductors & Semiconductor Equipment	3.2%

AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.1%

UnitedHealth Group, Inc.	Health Care Providers & Services	3.1%

Activision Blizzard, Inc.	Entertainment	3.0%

AbbVie, Inc.	Biotechnology	2.9%

Parker-Hannifin Corp.	Machinery	2.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Rising Dividend Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Rising Dividend Fund’s Class Z shares returned 0.75% in the 12-month period ended July 31, 2023, underperforming the 13.02% return of the S&P 500 Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

The investment backdrop during the period can be divided into two sections. In the last five months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, equities were generally under pressure.

•

In the first seven months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, with 25-basis-point hikes in both February and March, and again in July after a pause in June. The trend encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations. During these months, stocks generally rebounded strongly, led by technology-related growth companies.

•

The collapse in March 2023 of Silicon Valley Bank, the 16th largest US bank by assets, was largely contained. Regulators closed several ailing banks (Silicon Valley Bank, First Republic Bank, and Signature Bank, none of which were held by the Fund) and provided additional bank borrowing facilities and deposit guarantees. However, the underlying issue of asset/liability mismatch on many banks’ balance sheets remained unresolved.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

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•

The Index saw a 27.88% gain in the information technology sector during the period. The communication services, industrials, and energy sectors also outperformed the Index average. All other sectors were positive during the period, except for utilities and real estate.

What worked?

•

From a sector perspective, stock selection within the financials sector, along with underweight exposure to the consumer discretionary sector, were the largest positive contributors to the Fund’s performance relative to the Index during the period. Performance also benefited from a significant increase in the Fund’s information technology exposure—particularly among semiconductor capital equipment stocks—prior to the recent wave of AI hype.

•

Individual positions that performed best were diversified across sectors, with top performers including Eli Lilly and Co., Lam Research Corp., Lamb Weston Holdings Inc., Parker-Hannifin Corp., and JPMorgan Chase & Co.

•

Eli Lilly discovers, develops, manufactures, and sells pharmaceutical products around the world. Shares rose after the company reporting strong quarterly results due to the strength of its diabetes/obesity treatments Mounjaro and Trulicity. These drugs represent tremendous opportunities for Lilly. To date, the Mounjaro launch has been the strongest for any diabetes drug ever. In other key areas, while Alzheimer’s disease has been a tough market for drug developers, Lilly was previously granted Breakthrough Therapy designation from the US Food and Drug Administration for Donanemab and is one of four companies with Phase 3 data expected over the next 12 months. Lilly also has exciting franchises in dermatology, Immunology, and oncology that are starting to add meaningfully to growth. With a proven history of strong commercial execution and one of the highest research and development success rates in the industry, Jennison sees opportunity for continued success.

•

Leading global semiconductor equipment supplier Lam Research offers core technologies that focus on deposition, etch, and wet clean. As investor enthusiasm builds for AI-related plays, semiconductor equipment providers benefited from expectations that AI processors require complex chipsets that need the latest equipment to manufacture. Additionally, the schism between the US and China led to more local sourcing of supplies, improving the outlook for US-based semiconductor equipment providers like Lam Research.

•

Lamb Weston produces and supplies frozen potato products including fries, oven roasted potatoes, puffs, chips, slices, and prepared potato products. The company continues to benefit from improving margins and expansion. Jennison believes that earnings will continue to grow in the mid-teens range, yet the stock trades at an attractive forward valuation.

PGIM Jennison Rising Dividend Fund	9

Strategy and Performance Overview* (continued)

•

Parker-Hannifin designs and manufactures diversified industrial and aerospace systems for customers around the world. The company benefited from much stronger-than-anticipated industrial demand resulting in higher earnings, as well as a continued, positive outlook.

•

US-based multinational investment bank and financial services company JPMorgan Chase maintains a diversified business mix and strong balance sheet. Like many banks, the company’s stock benefited from a solid earnings report and an investor rotation back into banking stocks. Shares rose in the wake of several bank failures in the first quarter of 2023, when JPMorgan Chase used its ample capital to help the US government by absorbing First Republic Bank after capital injections from several large banks failed to solve First Republic’s liability mismatch.

What didn’t work?

•

From a sector perspective, performance relative to the Index suffered due to stock selection in and underweight exposure to the information technology sector. Stock selection in the energy, communication services, consumer staples, and materials sectors also detracted notably from relative results. Overweights to consumer staples and utilities were additional headwinds to relative performance.

•	Notably weak-performing holdings during the period included Dollar General Corp., SBA Communications Corp., The Estée Lauder Companies Inc., AT&T Inc., and CMS Energy Corp.

•

Tennessee-based discount retailer Dollar General operates a chain of more than 11,500 discount stores in 40 US states, primarily in the South, East, Midwest, and Southwest US. The company offers basic household items, such as cleaning supplies and health and beauty aids, as well as apparel and food, and targets low-, middle-, and fixed-income customers. The Fund’s position in the company was based on the thesis that a slowing economy and the reduced purchasing power of lower-income consumers would lead to higher volumes for its Dollar Stores. The company had already invested in higher wages for its labor force in 2021 and 2022, but the labor market continued to experience high levels of inflation. Near the end of the period, the company announced that they would need to continue to spend on labor at an aggressive pace, thereby increasing their cost structure. Jennison exited the position as a result.

•

SBA Communications, a real estate investment trust (REIT), owns and operates wireless communications infrastructure, including tower structures, rooftops, and other structures that support antennas used for wireless communication, in the US, Central and South America, Canada, and South Africa. Higher interest rates have a negative impact on the REIT sector, and wireless tower companies—which tend to trade at higher cash flow valuations than their REIT peers—bear a higher level of negative investor sentiment. Additionally, wireless service providers recently started to announce slowing of their 5G buildout (as they have substantially covered the US geography). Jennison had already trimmed the Fund’s SBA exposure, given these

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trends, and decided to exit the position during the reporting period completely as wireless providers, such as Verizon and AT&T, experienced incremental headwinds and began cutting back on capital expenditures.

•

Estee Lauder manufactures and markets a wide range of skin care, makeup, fragrance, and hair care products around the world. The company experienced a more challenging competitive environment, and a recovery in its China business proved more sluggish than expected. As a result, Jennison sold the Fund’s position in the stock during the reporting period.

•

AT&T provides telecommunications, media and technology services, including wireless communications, data/broadband and internet services, local and long-distance services, telecommunications equipment, networking, and wholesale services. The company experienced a hiccup in first quarter 2023 results. While AT&T’s free cash flow and debt reduction has always been more second-half loaded, the skew during the current period was even greater than anticipated, leading to a sell-off in the stock. Additionally, an unexpected Wall Street Journal article reported that some of the company’s telephone lines installed before the 1970s were protected with lead, with leakage detected into the environment, especially the water supply. While Jennison believes AT&T may face some legal liability as a result, this is a complex issue that will take time to resolve, as the wirelines mentioned were laid by the legacy AT&T monopoly many decades ago, and the number of the wirelines is under dispute. In Jennison’s opinion, stronger financial results in the second half of 2023 will help offset some of these concerns.

•

Integrated electric utility company CMS Energy provides electricity and natural gas primarily to customers in Michigan. Jennison exited the Fund’s position during the reporting period in this fairly valued utility to reduce overall exposure to the sector, which continued to experience headwinds from higher interest rates.

Current outlook

•

While the Fund remain defensively positioned as of the end of the period, Jennison has shifted to a less defensive posture compared to the past several quarters. It seems that capital investment on the corporate side—particularly related to electric vehicle capacity, semiconductor production, and Inflation Reduction Act incentives—appears stronger than expected. Moreover, despite continuing interest rate hikes and rising mortgage rates, consumer spending remains unrelenting.

•

Jennison’s thesis had been that higher interest rate and other headwinds (such as the restart of student loan payments) would push the economy into a recession. However, it now appears that the economy is much more resilient than expected, leading Jennison to adjust the Fund’s positioning accordingly.

•

Nevertheless, the economy isn’t out of the woods yet. The economy has certainly slowed, and Jennison believes that earnings growth and dividend growth are likely casualties. Accordingly, Jennison remains vigilant on valuation compared to earnings and dividend growth rate, as disappointing the market currently carries a high penalty.

PGIM Jennison Rising Dividend Fund	11

Strategy and Performance Overview* (continued)

•

Relative to the Index, the Fund is overweight consumer staples, healthcare, industrials, and utilities. The Fund is most underweight in information technology, communication services (interactive media/entertainment), and consumer discretionary. The Fund is positioned in line with the Index in energy, financials, materials, and real estate.

•

Jennison believes that the pace of dividend increases may slow in 2023/2024. Given prevailing economic uncertainties, even well-run companies are likely to exercise prudence in deploying cash. Jennison has been preparing for that environment, reducing the Fund’s exposure to some faster dividend growers, while focusing on steadier companies that should be able to maintain more modest dividend growth rates.

•

Global economic growth has been slow to materialize, leading Jennison to cut the Fund’s energy exposure. China continues to disappoint from a demand perspective and, while the US economy has remained resilient, any deceleration could have a bigger impact on demand.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Rising Dividend Fund	13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Rising Dividend Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,030.40	1.25%	$ 6.29
	Hypothetical	$1,000.00	$1,018.60	1.25%	$ 6.26
Class C	Actual	$1,000.00	$1,026.70	2.00%	$10.05
	Hypothetical	$1,000.00	$1,014.88	2.00%	$ 9.99
Class Z	Actual	$1,000.00	$1,031.50	1.00%	$ 5.04
	Hypothetical	$1,000.00	$1,019.84	1.00%	$ 5.01
Class R6	Actual	$1,000.00	$1,032.10	0.91%	$ 4.59
	Hypothetical	$1,000.00	$1,020.28	0.91%	$ 4.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS

Aerospace & Defense 2.5%

Airbus SE (France), ADR	86,858	$3,197,243
Lockheed Martin Corp.	3,392	1,514,087

		4,711,330

Banks 4.6%
Bank of America Corp.	59,528	1,904,896
JPMorgan Chase & Co.	31,810	5,024,708
PNC Financial Services Group, Inc. (The)	11,945	1,635,151

		8,564,755

Beverages 1.8%
PepsiCo, Inc.	17,525	3,285,236

Biotechnology 2.9%
AbbVie, Inc.	36,572	5,470,440

Building Products 1.3%
Johnson Controls International PLC	35,433	2,464,365

Capital Markets 3.3%
Goldman Sachs Group, Inc. (The)	6,625	2,357,639
Moody’s Corp.	10,523	3,711,988

		6,069,627

Chemicals 2.6%
Linde PLC	12,269	4,793,130

Communications Equipment 2.2%
Cisco Systems, Inc.	78,268	4,073,067

Consumer Staples Distribution & Retail 2.2%
Walmart, Inc.	25,085	4,010,088

Diversified Consumer Services 1.5%
Service Corp. International	40,390	2,691,993

Diversified Telecommunication Services 2.3%
AT&T, Inc.	298,953	4,340,797

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	15

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities 2.3%
Constellation Energy Corp.	44,747	$4,324,797

Electrical Equipment 2.6%
Eaton Corp. PLC	23,575	4,840,419

Entertainment 3.0%
Activision Blizzard, Inc.*	60,723	5,632,665

Financial Services 2.4%
Mastercard, Inc. (Class A Stock)	11,387	4,489,666

Food Products 6.7%
Hershey Co. (The)	16,277	3,765,033
Lamb Weston Holdings, Inc.	57,214	5,929,087
McCormick & Co., Inc.	30,477	2,727,082

		12,421,202

Ground Transportation 2.3%
TFI International, Inc. (Canada)	21,237	2,725,769
Union Pacific Corp.	7,060	1,638,061

		4,363,830

Health Care Equipment & Supplies 0.6%
Abbott Laboratories	10,718	1,193,235

Health Care Providers & Services 3.1%
UnitedHealth Group, Inc.	11,346	5,745,274

Hotels, Restaurants & Leisure 4.3%
Marriott International, Inc. (Class A Stock)	14,574	2,941,179
McDonald’s Corp.	17,129	5,022,223

		7,963,402

Household Products 0.4%
Clorox Co. (The)	4,572	692,567

Industrial Conglomerates 0.8%
General Electric Co.	13,182	1,505,912

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 3.1%
Chubb Ltd.	11,499	$2,350,510
Marsh & McLennan Cos., Inc.	18,045	3,400,039

		5,750,549

IT Services 1.1%
International Business Machines Corp.	13,905	2,004,823

Machinery 3.3%
Caterpillar, Inc.	2,522	668,759
Parker-Hannifin Corp.	13,101	5,371,541

		6,040,300

Metals & Mining 0.5%
Barrick Gold Corp. (Canada)	56,671	979,842

Multi-Utilities 4.2%
CenterPoint Energy, Inc.	139,194	4,188,348
NiSource, Inc.	129,624	3,608,732

		7,797,080

Office REITs 1.3%
Alexandria Real Estate Equities, Inc.	18,559	2,332,495

Oil, Gas & Consumable Fuels 4.2%
Exxon Mobil Corp.	27,747	2,975,588
Hess Corp.	7,945	1,205,495
TotalEnergies SE (France), ADR	32,144	1,955,963
Valero Energy Corp.	13,643	1,758,719

		7,895,765

Pharmaceuticals 10.0%
AstraZeneca PLC (United Kingdom), ADR	80,707	5,786,692
Bristol-Myers Squibb Co.	84,644	5,264,010
Eli Lilly & Co.	16,720	7,600,076

		18,650,778

Residential REITs 0.6%
AvalonBay Communities, Inc.	5,464	1,030,784

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	17

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 7.4%
ASML Holding NV (Netherlands)	8,225	$5,892,472
Lam Research Corp.	9,680	6,954,983
Universal Display Corp.(a)	6,766	987,024

		13,834,479

Software 2.0%
Microsoft Corp.	10,778	3,620,546

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	42,798	8,407,667

TOTAL LONG-TERM INVESTMENTS
(cost $158,614,037)		181,992,905

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund
(cost $1,109,123; includes $1,099,874 of cash collateral for securities on loan)(b)(wi)	1,109,897	1,109,231

TOTAL INVESTMENTS 98.5%
(cost $159,723,160)		183,102,136
Other assets in excess of liabilities 1.5%		2,785,212

NET ASSETS 100.0%		$185,887,348

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,094,100; cash collateral of $1,099,874 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

18

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,711,330	$—	$—
Banks	8,564,755	—	—
Beverages	3,285,236	—	—
Biotechnology	5,470,440	—	—
Building Products	2,464,365	—	—
Capital Markets	6,069,627	—	—
Chemicals	4,793,130	—	—
Communications Equipment	4,073,067	—	—
Consumer Staples Distribution & Retail	4,010,088	—	—
Diversified Consumer Services	2,691,993	—	—
Diversified Telecommunication Services	4,340,797	—	—
Electric Utilities	4,324,797	—	—
Electrical Equipment	4,840,419	—	—
Entertainment	5,632,665	—	—
Financial Services	4,489,666	—	—
Food Products	12,421,202	—	—
Ground Transportation	4,363,830	—	—
Health Care Equipment & Supplies	1,193,235	—	—
Health Care Providers & Services	5,745,274	—	—
Hotels, Restaurants & Leisure	7,963,402	—	—
Household Products	692,567	—	—
Industrial Conglomerates	1,505,912	—	—
Insurance	5,750,549	—	—
IT Services	2,004,823	—	—
Machinery	6,040,300	—	—
Metals & Mining	979,842	—	—
Multi-Utilities	7,797,080	—	—
Office REITs	2,332,495	—	—
Oil, Gas & Consumable Fuels	7,895,765	—	—
Pharmaceuticals	18,650,778	—	—
Residential REITs	1,030,784	—	—
Semiconductors & Semiconductor Equipment	13,834,479	—	—

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	19

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Software	$3,620,546	$—	$—
Technology Hardware, Storage & Peripherals	8,407,667	—	—
Short-Term Investment
Affiliated Mutual Fund	1,109,231	—	—

Total	$183,102,136	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2023 were as follows:

Pharmaceuticals	10.0%
Semiconductors & Semiconductor Equipment	7.4
Food Products	6.7
Banks	4.6
Technology Hardware, Storage & Peripherals	4.5
Hotels, Restaurants & Leisure	4.3
Oil, Gas & Consumable Fuels	4.2
Multi-Utilities	4.2
Capital Markets	3.3
Machinery	3.3
Insurance	3.1
Health Care Providers & Services	3.1
Entertainment	3.0
Biotechnology	2.9
Electrical Equipment	2.6
Chemicals	2.6
Aerospace & Defense	2.5
Financial Services	2.4
Ground Transportation	2.3
Diversified Telecommunication Services	2.3
Electric Utilities	2.3

Communications Equipment	2.2%
Consumer Staples Distribution & Retail	2.2
Software	2.0
Beverages	1.8
Diversified Consumer Services	1.5
Building Products	1.3
Office REITs	1.3
IT Services	1.1
Industrial Conglomerates	0.8
Health Care Equipment & Supplies	0.6
Residential REITs	0.6
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	0.6
Metals & Mining	0.5
Household Products	0.4

98.5
Other assets in excess of liabilities	1.5

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

20

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,094,100	$(1,094,100)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	21

Statement of Assets and Liabilities

as of July 31, 2023

Assets
Investments at value, including securities on loan of $1,094,100:
Unaffiliated investments (cost $158,614,037)	$181,992,905
Affiliated investments (cost $1,109,123)	1,109,231
Cash	924
Receivable for investments sold	28,679,230
Receivable for Fund shares sold	27,905,133
Dividends receivable	292,668
Tax reclaim receivable	23,285
Prepaid expenses and other assets	1,497

Total Assets	240,004,873

Liabilities
Payable for Fund shares purchased	27,597,591
Loan payable	20,932,000
Payable for investments purchased	4,224,104
Payable to broker for collateral for securities on loan	1,099,874
Management fee payable	147,024
Accrued expenses and other liabilities	102,348
Distribution fee payable	10,296
Affiliated transfer agent fee payable	3,318
Trustees’ fees payable	970

Total Liabilities	54,117,525

Net Assets	$185,887,348

Net assets were comprised of:
Shares of beneficial interest, at par	$11,592
Paid-in capital in excess of par	177,692,186
Total distributable earnings (loss)	8,183,570

Net assets, July 31, 2023	$185,887,348

See Notes to Financial Statements.

22

Class A
Net asset value, offering price and redemption price per share, ($28,354,062 ÷ 1,768,149 shares of beneficial interest issued and outstanding)	$16.04
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.97

Class C
Net asset value, offering price and redemption price per share, ($5,374,498 ÷ 338,243 shares of beneficial interest issued and outstanding)	$15.89

Class Z
Net asset value, offering price and redemption price per share, ($13,512,565 ÷ 842,216 shares of beneficial interest issued and outstanding)	$16.04

Class R6
Net asset value, offering price and redemption price per share, ($138,646,223 ÷ 8,643,462 shares of beneficial interest issued and outstanding)	$16.04

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	23

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $39,781 foreign withholding tax)	$4,369,479
Affiliated dividend income	112,067
Income from securities lending, net (including affiliated income of $9,198)	9,310

Total income	4,490,856

Expenses
Management fee	1,531,271
Distribution fee(a)	124,276
Transfer agent’s fees and expenses (including affiliated expense of $20,155)(a)	93,686
Custodian and accounting fees	49,045
Registration fees(a)	47,284
Professional fees	37,070
Shareholders’ reports	36,960
Audit fee	23,800
Trustees’ fees	12,643
SEC registration fees	4,478
Miscellaneous	43,328

Total expenses	2,003,841
Less: Fee waiver and/or expense reimbursement(a)	(57,631)
Distribution fee waiver(a)	(12,732)

Net expenses	1,933,478

Net investment income (loss)	2,557,378

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,582))	(14,415,692)
Foreign currency transactions	(2,263)

(14,417,955)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $108)	13,684,757
Foreign currencies	(208)

13,684,549

Net gain (loss) on investment and foreign currency transactions	(733,406)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,823,972

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	76,392	47,884	—	—
Transfer agent’s fees and expenses	32,893	8,550	51,233	1,010
Registration fees	16,476	8,404	15,270	7,134
Fee waiver and/or expense reimbursement	(19,977)	(11,413)	(26,241)	—
Distribution fee waiver	(12,732)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,557,378	$600,264
Net realized gain (loss) on investment and foreign currency transactions	(14,417,955)	(751,075)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,684,549	938,071

Net increase (decrease) in net assets resulting from operations	1,823,972	787,260

Dividends and Distributions
Distributions from distributable earnings
Class A	(260,573)	(1,281,153)
Class C	(13,657)	(176,578)
Class Z	(168,772)	(1,557,517)
Class R6	(2,082,033)	(1,457)

	(2,525,035)	(3,016,705)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	263,376,535	170,973,991
Net asset value of shares issued in reinvestment of dividends and distributions	2,498,294	3,009,232
Cost of shares purchased	(261,398,263)	(21,182,936)

Net increase (decrease) in net assets from Fund share transactions	4,476,566	152,800,287

Total increase (decrease)	3,775,503	150,570,842

Net Assets:
Beginning of year	182,111,845	31,541,003

End of year	$185,887,348	$182,111,845

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	25

Financial Highlights

Class A Shares
	Year Ended July 31,
	2023		2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.12		$18.00		$13.86	$13.54	$13.80
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.12		0.07	0.11	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.08)		(0.53	)(b)	4.72	0.73	0.75
Total from investment operations	0.08		(0.41)		4.79	0.84	0.88
Less Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.11)		(0.07)	(0.08)	(0.13)
Distributions from net realized gains	-		(1.36)		(0.58)	(0.44)	(1.01)
Total dividends and distributions	(0.16)		(1.47)		(0.65)	(0.52)	(1.14)
Net asset value, end of year	$16.04		$16.12		$18.00	$13.86	$13.54
Total Return(c):	0.55%		(2.69)%		35.44%	6.24%	8.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,354		$22,003		$13,908	$7,269	$5,391
Average net assets (000)	$25,464		$17,151		$10,058	$6,608	$4,729
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25	%(e)	1.24%		1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.38%		1.63%		1.87%	2.22%	2.60%
Net investment income (loss)	1.01%		0.71%		0.46%	0.85%	0.98%
Portfolio turnover rate(f)	106%		99%		86%	106%	100%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class C Shares
			Year Ended July 31,
	2023		2022		2021		2020		2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.97		$17.88		$13.81		$13.51		$13.80
Income (loss) from investment operations:
Net investment income (loss)	0.04	(b)	(0.01	)(b)	(0.04	)(b)	0.02		0.04
Net realized and unrealized gain (loss) on investment transactions	(0.07	)(c)	(0.53	)(c)	4.69		0.72		0.73
Total from investment operations	(0.03)		(0.54)		4.65		0.74		0.77
Less Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.01)		(-	)(d)	(-	)(d)	(0.05)
Distributions from net realized gains	-		(1.36)		(0.58)		(0.44)		(1.01)
Total dividends and distributions	(0.05)		(1.37)		(0.58)		(0.44)		(1.06)
Net asset value, end of year	$15.89		$15.97		$17.88		$13.81		$13.51
Total Return(e):	(0.14)%		(3.46)%		34.45%		5.45%		7.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,374		$4,001		$2,252		$1,498		$1,852
Average net assets (000)	$4,788		$2,803		$1,735		$1,711		$1,865
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	2.00	%(g)	1.99%		1.99%		1.99%		1.99%
Expenses before waivers and/or expense reimbursement	2.24%		2.66%		2.97%		3.55%		3.64%
Net investment income (loss)	0.26%		(0.05)%		(0.27)%		0.13%		0.28%
Portfolio turnover rate(h)	106%		99%		86%		106%		100%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)	Amount rounds to zero.
(e)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended July 31, 2023.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	27

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2023		2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.13		$18.01		$13.87	$13.56	$13.82
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.18		0.12	0.14	0.16
Net realized and unrealized gain (loss) on investment transactions	(0.19)		(0.55	)(b)	4.71	0.72	0.75
Total from investment operations	0.10		(0.37)		4.83	0.86	0.91
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.15)		(0.11)	(0.11)	(0.16)
Distributions from net realized gains	-		(1.36)		(0.58)	(0.44)	(1.01)
Total dividends and distributions	(0.19)		(1.51)		(0.69)	(0.55)	(1.17)
Net asset value, end of year	$16.04		$16.13		$18.01	$13.87	$13.56
Total Return(c):	0.75%		(2.46)%		35.74%	6.46%	8.54%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,513		$156,090		$15,364	$18,828	$9,122
Average net assets (000)	$31,371		$44,393		$13,377	$12,973	$8,216
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00	%(e)	0.99%		0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.08%		1.19%		1.58%	1.70%	2.02%
Net investment income (loss)	1.84%		1.08%		0.77%	1.06%	1.25%
Portfolio turnover rate(f)	106%		99%		86%	106%	100%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
	Year Ended July 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.12	$18.01		$13.87	$13.55	$13.81
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.17		0.12	0.15	0.16
Net realized and unrealized gain (loss) on investment transactions	(0.07)	(0.55	)(b)	4.71	0.72	0.75
Total from investment operations	0.13	(0.38)		4.83	0.87	0.91
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.15)		(0.11)	(0.11)	(0.16)
Distributions from net realized gains	-	(1.36)		(0.58)	(0.44)	(1.01)
Total dividends and distributions	(0.21)	(1.51)		(0.69)	(0.55)	(1.17)
Net asset value, end of year	$16.04	$16.12		$18.01	$13.87	$13.55
Total Return(c):	0.95%	(2.49)%		35.74%	6.54%	8.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$138,646	$17		$17	$13	$12
Average net assets (000)	$135,960	$17		$15	$12	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.99%		0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.89%	37.99%		48.96%	123.09%	119.91%
Net investment income (loss)	1.26%	0.97%		0.73%	1.10%	1.25%
Portfolio turnover rate(e)	106%	99%		86%	106%	100%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund	29

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Rising Dividend Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek capital appreciation and income.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

30

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

PGIM Jennison Rising Dividend Fund	31

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the

32

financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

PGIM Jennison Rising Dividend Fund	33

Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.775% of average daily net assets up to $1 billion;	0.775%
0.755% of average daily net assets from $1 billion to $3 billion;

34

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.735% of average daily net assets from $3 billion to $5 billion;
0.715% of average daily net assets from $5 billion to $10 billion;
0.705% of average daily net assets over $10 billion

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.24%
C	1.99
Z	0.99
R6	0.99

The RIC, on behalf of the Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%

PGIM Jennison Rising Dividend Fund	35

Notes to Financial Statements (continued)

Class	Gross Distribution Fee	Net Distribution Fee
C	1.00%	1.00%
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$108,752	$—
C	—	2,835

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”). The Core Fund and the Money Market Fund are each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no

36

Rule 17a-7 transactions were entered into by the Fund.

5.  Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$211,620,818	$199,584,049

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$ —	$ 37,698,372	$ 37,698,372	$ —	$ —	$ —	—	$112,067

PGIM Institutional Money Market Fund(1)(b)(wi)
1,309,044	157,264,330	157,462,669	108	(1,582)	1,109,231	1,109,897	9,198	(2)
$1,309,044	$194,962,702	$195,161,041	$108	$(1,582)	$1,109,231		$121,265

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6.  Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,525,035	$—	$—	$2,525,035

PGIM Jennison Rising Dividend Fund	37

Notes to Financial Statements (continued)

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$1,854,564	$1,162,141	$—	$3,016,705

For the year ended July 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$226,197	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$161,426,390	$26,358,367	$(4,682,621)	$21,675,746

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$13,772,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses

$—	$54,000

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

38

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	8,623	1.0%
R6	1,060	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	2	87.0

PGIM Jennison Rising Dividend Fund	39

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2023:
Shares sold	682,598	$10,617,546
Shares issued in reinvestment of dividends and distributions	16,893	258,812
Shares purchased	(315,043)	(4,891,537)
Net increase (decrease) in shares outstanding before conversion	384,448	5,984,821
Shares issued upon conversion from other share class(es)	22,744	349,647
Shares purchased upon conversion into other share class(es)	(4,347)	(67,551)
Net increase (decrease) in shares outstanding	402,845	$6,266,917

Year ended July 31, 2022:
Shares sold	667,715	$11,322,372
Shares issued in reinvestment of dividends and distributions	75,002	1,273,949
Shares purchased	(155,662)	(2,697,811)
Net increase (decrease) in shares outstanding before conversion	587,055	9,898,510
Shares issued upon conversion from other share class(es)	8,885	153,847
Shares purchased upon conversion into other share class(es)	(3,355)	(58,380)
Net increase (decrease) in shares outstanding	592,585	$9,993,977

Class C
Year ended July 31, 2023:
Shares sold	203,234	$3,131,688
Shares issued in reinvestment of dividends and distributions	902	13,599
Shares purchased	(93,458)	(1,437,816)
Net increase (decrease) in shares outstanding before conversion	110,678	1,707,471
Shares purchased upon conversion into other share class(es)	(22,956)	(349,647)
Net increase (decrease) in shares outstanding	87,722	$1,357,824

Year ended July 31, 2022:
Shares sold	156,179	$2,589,972
Shares issued in reinvestment of dividends and distributions	10,447	176,578
Shares purchased	(29,909)	(508,608)
Net increase (decrease) in shares outstanding before conversion	136,717	2,257,942
Shares purchased upon conversion into other share class(es)	(12,138)	(204,482)
Net increase (decrease) in shares outstanding	124,579	$2,053,460

40

Share Class	Shares	Amount

Class Z
Year ended July 31, 2023:
Shares sold	1,332,628	$21,169,943
Shares issued in reinvestment of dividends and distributions	11,028	168,749
Shares purchased	(10,180,878)	(163,612,508)
Net increase (decrease) in shares outstanding before conversion	(8,837,222)	(142,273,816)
Shares issued upon conversion from other share class(es)	4,457	69,242
Net increase (decrease) in shares outstanding	(8,832,765)	$(142,204,574)

Year ended July 31, 2022:
Shares sold	9,833,631	$157,061,647
Shares issued in reinvestment of dividends and distributions	93,114	1,557,248
Shares purchased	(1,111,138)	(17,976,517)
Net increase (decrease) in shares outstanding before conversion	8,815,607	140,642,378
Shares issued upon conversion from other share class(es)	6,506	109,015
Net increase (decrease) in shares outstanding	8,822,113	$140,751,393

Class R6
Year ended July 31, 2023:
Shares sold	14,384,746	$228,457,358
Shares issued in reinvestment of dividends and distributions	134,240	2,057,134
Shares purchased	(5,876,460)	(91,456,402)
Net increase (decrease) in shares outstanding before conversion	8,642,526	139,058,090
Shares purchased upon conversion into other share class(es)	(110)	(1,691)
Net increase (decrease) in shares outstanding	8,642,416	$139,056,399

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	86	$1,457
Net increase (decrease) in shares outstanding	86	$1,457

8. Borrowings

The RIC, on behalf of the Fund along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison Rising Dividend Fund	41

Notes to Financial Statements (continued)

	Current SCA	Prior SCA

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2023. The average daily balance for the 8 days that the Fund had loans outstanding during the period was approximately $8,562,875, borrowed at a weighted average interest rate of 6.06%. The maximum loan outstanding amount during the period was $20,932,000. At July 31, 2023, the Fund had an outstanding loan balance of $20,932,000.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Dividend Risk: There is no guarantee that the issuers of the stocks held by the Fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. A sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

42

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For

PGIM Jennison Rising Dividend Fund	43

Notes to Financial Statements (continued)

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

44

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

10. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for

PGIM Jennison Rising Dividend Fund	45

Notes to Financial Statements (continued)

retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Rising Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Rising Dividend Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Rising Dividend Fund	47

Tax Information (unaudited)

For the year ended July 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Jennison Rising Dividend Fund	100.00%	100.00%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

48

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January

1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Jennison Rising Dividend Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Rising Dividend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM Jennison Rising Dividend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Rising Dividend Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Rising Dividend Fund is a series of Prudential Investment Portfolios 5

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

`

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on March 5, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that the Fund outperformed its benchmark index for the one- and three-year periods and underperformed its benchmark index for the five-year period.

•	The Board noted that PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its three- and five-year performance versus peers.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.24% for Class A shares, 1.99% for Class C shares, 0.99% for Class R6 shares, and 0.99% for Class Z shares through November 30, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Rising Dividend Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Rising Dividend Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON RISING DIVIDEND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJDAX	PJDCX	PJDZX	PJDQX

CUSIP	74440V823	74440V815	74440V799	74440V682

MF220E

PGIM 60/40 ALLOCATION FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Fund	6.35	6.93	7.48 (9/13/2017)

Custom Benchmark Index

	6.43	7.87	8.11

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Custom Benchmark Index (60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index) by portraying the initial account values at the commencement of operations (September 13, 2017) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including

PGIM 60/40 Allocation Fund 3

Your Fund’s Performance (continued)

management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Custom Benchmark Index—The Custom Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

PGIM 60/40 Allocation Fund

Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	59.9%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	40.0%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM 60/40 Allocation Fund’s Class R6 shares returned 6.35% in the 12-month reporting period that ended July 31, 2023, underperforming the 6.43% return of its custom benchmark—a 60%/40% blend of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, respectively.

What were the market conditions?

●	Although a number of major economies entered a “technical recession” during the first quarter of 2023, the residual impact of COVID-19-related monetary and fiscal stimulus kept demand robust.

●

In the US, the strong labor market helped the economy weather the March 2023 regional banking crisis and the May 2023 debt ceiling drama. Economic strength late in the reporting period supported the view that the US could avoid recession. However, recession risks remained beyond the immediate horizon.

●

Global equity markets led by the US posted strong gains in 2023 as companies exceeded quarterly earnings expectations and communicated stronger outlooks. Driven by significant optimism regarding the commercial prospects for artificial intelligence (AI), the performance of the S&P 500 Index was top-heavy, with mega-cap, technology-related firms accounting for nearly all of the Index’s gains.

●

The implied volatility of US Treasury rates, as measured by the MOVE (Merrill Lynch Option Volatility Estimate) index, remained historically elevated during much of the period, and even reached Global Financial Crisis highs during March’s banking crisis. Although the MOVE index subsequently moved lower, it remained at its highest quintile level over a 30-year history. The excessive volatility in fixed income markets was likely related to the oversized impact of the US Federal Reserve’s (Fed) aggressive tightening campaign and its still uncertain effects.

What worked?

●	The Fund benefited most from its heavier exposure to stocks versus bonds. The S&P 500 Index outperformed the Bloomberg US Aggregate Bond Index by 16.4% during the reporting period.

●

The Fund is comprised of two underlying funds: the PGIM Quant Solutions Large-Cap Core Fund and the PGIM Total Return Bond Fund. The underlying bond position in the PGIM Total Return Bond Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, by 1.8% during the period.

What didn’t work?

The underlying equity position in the PGIM Quant Solutions Large-Cap Core Fund underperformed its benchmark, the S&P 500 Index, by 1.2% during the period.

PGIM 60/40 Allocation Fund 5

Strategy and Performance Overview* (continued)

Current outlook

●

While the forthcoming end of the Fed hiking cycle, economic resiliency, and optimism about AI’s impact are positives, the mosaic of forward-looking macro and market data is historically consistent with recessions and lackluster risk-asset returns.

●

Stricter bank lending, negative business surveys, and high valuations are all reasons to opt for a cautious investment strategy and favor themes like quality and safety. Forward PE (price-earnings) multiples for US equities are currently at the most expensive decile over a 20-year history (and comparing the equity earnings yield to fixed income real yields, investors are demanding the smallest premium to hold risky equities since 2007).

●	With comparable earnings growth and profitability but more attractive valuations than in the US, PGIM Quant Solutions finds Japan and pockets of Europe relatively more attractive.

●

The conflicting outlook between fundamentals and sentiment prevents PGIM Quantitative Solutions from decisively planting a flag in either a bullish or bearish camp at the moment. Therefore, PGIM Quantitative Solutions believes it is appropriate to take only measured active positions in the major asset classes.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM 60/40 Allocation Fund 7

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM 60/40 Allocation Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$1,075.90	0.40%	$2.06

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM 60/40 Allocation Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 59.9%
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	2,924,763	$55,599,737
Fixed Income — 40.0%
PGIM Total Return Bond Fund (Class R6)	3,135,517	37,093,172

TOTAL LONG-TERM INVESTMENTS
(cost $87,079,438)		92,692,909

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $120,491)	120,491	120,491

TOTAL INVESTMENTS 100.0%
(cost $87,199,929)(wd)		92,813,400

Liabilities in excess of other assets (0.0)%		(45,848)

NET ASSETS 100.0%		$92,767,552

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund 9

PGIM 60/40 Allocation Fund

Schedule of Investments (continued)

as of July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$55,599,737	$—	$—
Fixed Income	37,093,172	—	—
Short-Term Investment
Affiliated Mutual Fund	120,491	—	—

Total	$92,813,400	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	59.9%
Fixed Income	40.0
Short Term	0.1

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $87,199,929)	$92,813,400
Receivable for investments sold	1,774,232
Due from Manager	13,639
Prepaid expenses	73

Total Assets	94,601,344

Liabilities
Payable for Fund shares purchased	961,026
Payable for investments purchased	807,857
Accrued expenses and other liabilities	63,946
Trustees’ fees payable	944
Affiliated transfer agent fee payable	19

Total Liabilities	1,833,792

Net Assets	$92,767,552

Net assets were comprised of:
Shares of beneficial interest, at par	$7,786
Paid-in capital in excess of par	90,737,881
Total distributable earnings (loss)	2,021,885

Net assets, July 31, 2023	$92,767,552

Class R6
Net asset value, offering price and redemption price per share, ($92,767,552 ÷ 7,786,051 shares of beneficial interest issued and outstanding)	$11.91

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund 11

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)
Affiliated dividend income	$2,694,725

Expenses
Management fee	16,828
Custodian and accounting fees	41,326
Professional fees	33,206
Audit fee	20,500
Shareholders’ reports	20,138
Trustees’ fees	11,031
Fund data services	6,161
Commitment fees	3,317
SEC registration fees	906
Transfer agent’s fees and expenses (including affiliated expense of $126)	186
Miscellaneous	6,205

Total expenses	159,804
Less: Fee waiver and/or expense reimbursement	(130,139)

Net expenses	29,665

Net investment income (loss)	2,665,060

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(2,715,526))	(2,715,273)
Net capital gain distributions received on affiliated investments	523,209

(2,192,064)

Net change in unrealized appreciation (depreciation) on affiliated investments	5,497,789

Net gain (loss) on affiliated investment transactions	3,305,725

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,970,785

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,665,060	$1,636,269
Net realized gain (loss) on investment transactions	(2,715,273)	(1,672,354)
Net capital gain distributions received	523,209	6,691,501
Net change in unrealized appreciation (depreciation) on investments	5,497,789	(12,387,169)

Net increase (decrease) in net assets resulting from operations	5,970,785	(5,731,753)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(4,750,724)	(5,561,442)

Fund share transactions
Net proceeds from shares sold (1,435,984 and 1,565,348 shares, respectively)	15,984,728	20,559,822
Net asset value of shares issued in reinvestment of dividends and distributions (450,306 and 430,786 shares, respectively)	4,750,724	5,561,442
Cost of shares purchased (1,042,521 and 699,905 shares, respectively)	(11,722,685)	(9,002,640)

Net increase (decrease) in net assets from Fund share transactions	9,012,767	17,118,624

Total increase (decrease)	10,232,828	5,825,429

Net Assets:

Beginning of year	82,534,724	76,709,295

End of year	$92,767,552	$82,534,724

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund 13

PGIM 60/40 Allocation Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.89		$13.59	$11.53	$11.09	$10.77
Income (loss) from investment operations:
Net investment income (loss)	0.35		0.25	0.22	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.32	(b)	(1.04)	2.15	0.72	0.47
Total from investment operations	0.67		(0.79)	2.37	0.96	0.67
Less Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.85)	(0.19)	(0.33)	(0.34)
Distributions from net realized gains	(0.35)		(0.06)	(0.12)	(0.19)	(0.01)
Total dividends and distributions	(0.65)		(0.91)	(0.31)	(0.52)	(0.35)
Net asset value, end of year	$11.91		$11.89	$13.59	$11.53	$11.09
Total Return(c):	6.35%		(6.34)%	20.93%	8.75%	6.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$92,768		$82,535	$76,709	$32,266	$17,019
Average net assets (000)	$84,138		$82,858	$53,068	$23,312	$9,866
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.04	%(e)	0.03%	0.04%	0.03%	0.03%
Expenses before waivers and/or expense reimbursement	0.19%		0.17%	0.27%	0.72%	1.78%
Net investment income (loss)	3.17%		1.97%	1.76%	2.15%	1.87%
Portfolio turnover rate(f)	21%		20%	22%	30%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01%, respectively which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM 60/40 Allocation Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a balance between growth and conservation of capital.

The Fund pursues its objective by primarily investing in a portfolio of other mutual funds within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

PGIM 60/40 Allocation Fund 15

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Investments in open-end funds (other than exchange-traded funds (ETFs)) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

16

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantative Solutions” or the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.02% of the Fund’s average daily net assets	0.02%

PGIM 60/40 Allocation Fund 17

Notes to Financial Statements (continued)

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to below class is:

Class	Expense Limitations

R6	0.40%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

18

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$25,202,831	$17,761,527

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Quant Solutions Large-Cap Core Fund (Class R6)

$49,640,063	$12,338,253	$11,456,708	$6,366,184	$(1,288,055)	$55,599,737	2,924,763	$ 768,431	$523,209

PGIM Total Return Bond Fund (Class R6)

32,829,279	12,864,578	6,304,819	(868,395)	(1,427,471)	37,093,172	3,135,517	1,922,095	—

$82,469,342	$25,202,831	$17,761,527	$5,497,789	$(2,715,526)	$92,692,909		$2,690,526	$523,209

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund

$ 101,563	$ 451,631	$ 432,703	$ —	$ —	$ 120,491	120,491	$ 4,199	$ —

$82,570,905	$25,654,462	$18,194,230	$5,497,789	$(2,715,526)	$92,813,400		$2,694,725	$523,209

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,342,468	$2,408,256	$—	$4,750,724

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$5,252,463	$308,979	$—	$5,561,442

PGIM 60/40 Allocation Fund 19

Notes to Financial Statements (continued)

For the year ended July 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$1,093,650	$114,525

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$91,999,690	$10,115,847	$(9,302,137)	$813,710

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The RIC is authorized to issue an unlimited number of shares of beneficial interest of the Fund, at $0.001 par value per share, currently divided into one class, designated Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R6	1,283	0.1%

20

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	1	99.9

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2023. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $102,000, borrowed at a weighted average interest rate of 6.15%. The maximum loan outstanding amount during the period was $102,000. At July 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The risks of the Fund and/or the Underlying Funds risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

PGIM 60/40 Allocation Fund 21

Notes to Financial Statements (continued)

Affiliated Funds Risk: The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund invests in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements) due to market conditions. Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

22

Equity and Equity-Related Securities Risks: Certain Underlying Funds invest in equity and equity-related securities. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

PGIM 60/40 Allocation Fund 23

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

24

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the

PGIM 60/40 Allocation Fund 25

Notes to Financial Statements (continued)

Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.

Portfolio Turnover Risk: The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s, performance and can have adverse tax consequences.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

26

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM 60/40 Allocation Fund 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM 60/40 Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM 60/40 Allocation Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

28

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2023, the Fund reported the maximum amount allowed per share but not less than $.33 per share for Class R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2023, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM 60/40 Allocation Fund	15.63%	23.51%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

PGIM 60/40 Allocation Fund 29

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

30

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM 60/40 Allocation Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM 60/40 Allocation Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM 60/40 Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM 60/40 Allocation Fund is a series of Prudential Investment Portfolios 5

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on September 13, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

Visit our website at pgim.com/investments

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•	The Board also noted that the Fund has outperformed its peer group median in four out of the five calendar years since its inception.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2023.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to continue to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM 60/40 Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM 60/40 Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM 60/40 ALLOCATION FUND

SHARE CLASS	R6

NASDAQ	PALDX

CUSIP	74440V724

PRUDENTIAL DAY ONE FUNDS

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the Prudential Day One Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.
Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Day One Funds

September 15, 2023

Prudential Day One Funds 3

Prudential Day One Income Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-0.34	3.21	3.57 (12/13/2016)

Class R2	-0.08	3.48	3.83 (12/13/2016)

Class R3	-0.03	3.62	3.98 (12/13/2016)

Class R4	0.07	3.72	4.08 (12/13/2016)

Class R5	0.27	3.83	4.19 (12/13/2016)

Class R6	0.43	4.01	4.37 (12/13/2016)

Prudential Day One Income Custom Benchmark	0.32	4.11	4.47

S&P Target Date Retirement Income Index	3.56	3.51	4.15

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One Income Fund’s Class R6 shares with a similar investment in the Prudential Day One Income Custom Benchmark and S&P Target Date Retirement Income Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Day One Funds 5

Prudential Day One Income Fund

Your Fund’s Performance (continued)

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One Income Custom Benchmark*—The Prudential Day One Income Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® Retirement Income Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One Income Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One Income Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third

6  Visit our website at pgim.com/investments

party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One Income Custom Benchmark, or the data included therein.

**The S&P Target Date Retirement Income Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Prudential Day One Funds 7

Prudential Day One Income Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/23

Prudential Day One Income Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	Fixed Income	23.0%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	16.0%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	16.0%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	10.6%

PGIM Global Real Estate Fund (Class R6)	International Equity	6.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	6.0%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	5.8%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	4.6%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	1.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	1.0%

Holdings reflect only long-term investments and are subject to change.

8  Visit our website at pgim.com/investments

Prudential Day One 2015 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	-0.06	3.49	4.05 (12/13/2016)

Class R2	0.21	3.74	4.30 (12/13/2016)

Class R3	0.38	3.90	4.47 (12/13/2016)

Class R4	0.48	4.00	4.56 (12/13/2016)

Class R5	0.50	4.11	4.67 (12/13/2016)

Class R6	0.66	4.25	4.82 (12/13/2016)

Prudential Day One 2015 Custom Benchmark	0.61	4.42	4.99

S&P Target Date 2015 Index	4.17	4.34	5.33

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 9

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2015 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2015 Custom Benchmark and S&P Target Date 2015 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2015 Custom Benchmark*—The Prudential Day One 2015 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2015 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2015 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2015 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 11

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2015 Custom Benchmark, or the data included therein.

**The S&P Target Date 2015 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2015 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	Fixed Income	22.6%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	16.0%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	14.7%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	11.5%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	6.2%

PGIM Global Real Estate Fund (Class R6)	International Equity	6.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	6.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	5.2%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	1.1%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	1.0%

Holdings reflect only long-term investments and are subject to change.

12  Visit our website at pgim.com/investments

Prudential Day One 2020 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	0.72	3.93	4.55 (12/13/2016)

Class R2	0.94	4.20	4.80 (12/13/2016)

Class R3	1.07	4.36	4.97 (12/13/2016)

Class R4	1.17	4.44	5.08 (12/13/2016)

Class R5	1.28	4.55	5.18 (12/13/2016)

Class R6	1.46	4.72	5.29 (12/13/2016)

Prudential Day One 2020 Custom Benchmark	1.37	4.92	5.56

S&P Target Date 2020 Index	4.87	4.53	5.74

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 13

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2020 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2020 Custom Benchmark and S&P Target Date 2020 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

14  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2020 Custom Benchmark*—The Prudential Day One 2020 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2020 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2020 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2020 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 15

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2020 Custom Benchmark, or the data included therein.

**The S&P Target Date 2020 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2020 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	Fixed Income	21.2%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	15.6%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	13.9%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	12.6%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	7.0%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	6.6%

PGIM Global Real Estate Fund (Class R6)	International Equity	6.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	6.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	1.2%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	1.2%

Holdings reflect only long-term investments and are subject to change.

16  Visit our website at pgim.com/investments

Prudential Day One 2025 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	1.56	4.32	5.09 (12/13/2016)

Class R2	1.74	4.59	5.35 (12/13/2016)

Class R3	1.91	4.73	5.51 (12/13/2016)

Class R4	2.02	4.85	5.62 (12/13/2016)

Class R5	2.04	4.93	5.71 (12/13/2016)

Class R6	2.29	5.10	5.89 (12/13/2016)

Prudential Day One 2025 Custom Benchmark	2.23	5.31	6.20

S&P Target Date 2025 Index	5.81	5.19	6.57

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 17

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2025 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2025 Custom Benchmark and S&P Target Date 2025 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

18  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2025 Custom Benchmark*—The Prudential Day One 2025 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2025 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2025 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2025 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 19

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2025 Custom Benchmark, or the data included therein.

**The S&P Target Date 2025 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2025 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund (Class R6)	Fixed Income	19.6%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	16.1%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	15.0%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	10.4%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	8.3%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	7.9%

PGIM Global Real Estate Fund (Class R6)	International Equity	6.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	6.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	1.6%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	1.5%

Holdings reflect only long-term investments and are subject to change.

20  Visit our website at pgim.com/investments

Prudential Day One 2030 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	2.88	4.97	6.14 (12/13/2016)

Class R2	3.11	5.23	6.40 (12/13/2016)

Class R3	3.32	5.40	6.56 (12/13/2016)

Class R4	3.44	5.48	6.65 (12/13/2016)

Class R5	3.55	5.61	6.77 (12/13/2016)

Class R6	3.63	5.76	6.94 (12/13/2016)

Prudential Day One 2030 Custom Benchmark	3.67	6.11	7.41

S&P Target Date 2030 Index	7.19	5.84	7.38

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 21

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2030 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2030 Custom Benchmark and S&P Target Date 2030 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

22  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2030 Custom Benchmark*—The Prudential Day One 2030 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2030 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2030 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2030 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 23

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2030 Custom Benchmark, or the data included therein.

**The S&P Target Date 2030 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2030 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	18.4%

PGIM TIPS Fund (Class R6)	Fixed Income	16.5%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	14.2%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	10.3%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	10.2%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	7.2%

PGIM Global Real Estate Fund (Class R6)	International Equity	6.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	5.6%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	2.2%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	2.1%

Holdings reflect only long-term investments and are subject to change.

24  Visit our website at pgim.com/investments

Prudential Day One 2035 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	4.69	5.68	6.93 (12/13/2016)

Class R2	4.96	5.96	7.19 (12/13/2016)

Class R3	5.13	6.10	7.36 (12/13/2016)

Class R4	5.24	6.23	7.48 (12/13/2016)

Class R5	5.26	6.31	7.56 (12/13/2016)

Class R6	5.52	6.47	7.74 (12/13/2016)

Prudential Day One 2035 Custom Benchmark	5.63	7.05	8.47

S&P Target Date 2035 Index	8.58	6.55	8.22

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 25

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2035 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2035 Custom Benchmark and S&P Target Date 2035 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

26  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2035 Custom Benchmark*—The Prudential Day One 2035 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2035 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2035 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2035 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 27

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2035 Custom Benchmark, or the data included therein.

**The S&P Target Date 2035 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2035 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	21.1%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	13.1%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	13.0%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	11.8%

PGIM TIPS Fund (Class R6)	Fixed Income	11.3%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.6%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	5.6%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	5.0%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	3.4%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	3.2%

Holdings reflect only long-term investments and are subject to change.

28  Visit our website at pgim.com/investments

Prudential Day One 2040 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	6.22	6.11	7.49 (12/13/2016)

Class R2	6.52	6.38	7.75 (12/13/2016)

Class R3	6.67	6.53	7.91 (12/13/2016)

Class R4	6.77	6.65	8.03 (12/13/2016)

Class R5	6.89	6.75	8.14 (12/13/2016)

Class R6	7.06	6.91	8.30 (12/13/2016)

Prudential Day One 2040 Custom Benchmark	7.18	7.52	9.09

S&P Target Date 2040 Index	9.95	7.12	8.86

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 29

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2040 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2040 Custom Benchmark and S&P Target Date 2040 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

30  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2040 Custom Benchmark*—The Prudential Day One 2040 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2040 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2040 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2040 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 31

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2040 Custom Benchmark, or the data included therein.

**The S&P Target Date 2040 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2040 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	22.5%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	16.0%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	14.3%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	9.5%

PGIM TIPS Fund (Class R6)	Fixed Income	7.8%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	5.1%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	5.0%

PGIM Core Conservative Bond Fund (Class R6)	Fixed Income	4.7%

Holdings reflect only long-term investments and are subject to change.

32  Visit our website at pgim.com/investments

Prudential Day One 2045 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	7.45	6.40	7.84 (12/13/2016)

Class R2	7.73	6.64	8.11 (12/13/2016)

Class R3	7.90	6.82	8.26 (12/13/2016)

Class R4	7.93	6.92	8.37 (12/13/2016)

Class R5	8.13	7.05	8.50 (12/13/2016)

Class R6	8.28	7.18	8.66 (12/13/2016)

Prudential Day One 2045 Custom Benchmark	8.44	7.82	9.48

S&P Target Date 2045 Index	10.96	7.48	9.26

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 33

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2045 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2045 Custom Benchmark and S&P Target Date 2045 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

34  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2045 Custom Benchmark*—The Prudential Day One 2045 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2045 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2045 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2045 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 35

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2045 Custom Benchmark, or the data included therein.

**The S&P Target Date 2045 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2045 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	23.3%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	18.5%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	14.9%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	8.4%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	6.8%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	6.4%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	4.6%

PGIM TIPS Fund (Class R6)	Fixed Income	4.4%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	4.2%

Holdings reflect only long-term investments and are subject to change.

36  Visit our website at pgim.com/investments

Prudential Day One 2050 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	8.56	6.55	7.98 (12/13/2016)

Class R2	8.80	6.83	8.25 (12/13/2016)

Class R3	8.99	6.98	8.42 (12/13/2016)

Class R4	9.12	7.07	8.50 (12/13/2016)

Class R5	9.22	7.21	8.64 (12/13/2016)

Class R6	9.29	7.35	8.81 (12/13/2016)

Prudential Day One 2050 Custom Benchmark	9.60	8.05	9.77

S&P Target Date 2050 Index	11.43	7.64	9.49

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 37

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2050 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2050 Custom Benchmark and S&P Target Date 2050 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

38  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2050 Custom Benchmark*—The Prudential Day One 2050 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2050 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2050 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2050 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 39

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2050 Custom Benchmark, or the data included therein.

**The S&P Target Date 2050 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2050 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	23.6%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	20.7%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	15.6%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	8.2%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	7.7%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	7.2%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	4.7%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	4.0%

PGIM TIPS Fund (Class R6)	Fixed Income	1.6%

Holdings reflect only long-term investments and are subject to change.

40  Visit our website at pgim.com/investments

Prudential Day One 2055 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	9.11	6.57	8.24 (12/13/2016)

Class R2	9.38	6.84	8.51 (12/13/2016)

Class R3	9.47	7.00	8.67 (12/13/2016)

Class R4	9.56	7.10	8.78 (12/13/2016)

Class R5	9.64	7.21	8.89 (12/13/2016)

Class R6	9.95	7.37	9.05 (12/13/2016)

Prudential Day One 2055 Custom Benchmark	10.16	8.09	9.92

S&P Target Date 2055 Index	11.53	7.69	9.58

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 41

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2055 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2055 Custom Benchmark and S&P Target Date 2055 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

42  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2055 Custom Benchmark*—The Prudential Day One 2055 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2055 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2055 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2055 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 43

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2055 Custom Benchmark, or the data included therein.

**The S&P Target Date 2055 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2055 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	23.4%

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	22.7%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	15.5%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	8.7%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	8.5%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	6.0%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	4.0%

PGIM TIPS Fund (Class R6)	Fixed Income	1.2%

Holdings reflect only long-term investments and are subject to change.

44  Visit our website at pgim.com/investments

Prudential Day One 2060 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Five Years (%)	Since Inception (%)

Class R1	9.38	6.62	8.23 (12/13/2016)

Class R2	9.70	6.89	8.50 (12/13/2016)

Class R3	9.90	7.07	8.67 (12/13/2016)

Class R4	9.93	7.16	8.77 (12/13/2016)

Class R5	10.04	7.27	8.88 (12/13/2016)

Class R6	10.20	7.44	9.04 (12/13/2016)

Prudential Day One 2060 Custom Benchmark	10.51	8.14	10.03

S&P Target Date 2060 Index	11.63	7.73	9.67

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 45

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2060 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2060 Custom Benchmark and S&P Target Date 2060 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

46  Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2060 Custom Benchmark*—The Prudential Day One 2060 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Aggregate Bond Index, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2060 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2060 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2060 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 47

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2060 Custom Benchmark, or the data included therein.

**The S&P Target Date 2060 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2060 Fund Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	24.0%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	23.0%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	15.5%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	9.2%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	9.0%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	5.2%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	4.0%

Holdings reflect only long-term investments and are subject to change.

48  Visit our website at pgim.com/investments

Prudential Day One 2065 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023
	One Year (%)	Since Inception (%)

Class R1	9.50	7.22 (12/16/2019)

Class R2	9.77	7.48 (12/16/2019)

Class R3	9.94	7.63 (12/16/2019)

Class R4	10.04	7.74 (12/16/2019)

Class R5	10.15	7.85 (12/16/2019)

Class R6	10.32	8.01 (12/16/2019)

Prudential Day One 2065 Custom Benchmark	10.78	8.03

S&P Target Date 2065+ Index	11.65	7.83

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds 49

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2065 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2065 Custom Benchmark and S&P Target Date 2065+ Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2023) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 16, 2019, while the Custom Benchmark and the Index assume that the initial investment occurred on December 31, 2019. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Maximum initial sales charge	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None

Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2065 Custom Benchmark*—The Prudential Day One 2065 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, MSCI Emerging Markets Net Index, Bloomberg US Aggregate Bond Index, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2065+ Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2065 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2065 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds 51

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2065 Custom Benchmark, or the data included therein.

**The S&P Target Date 2065+ Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

52  Visit our website at pgim.com/investments

1 Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

2 Effective 12/31/18, the Russell Developed ex-North America Large Cap Net Index was decommissioned and subsequently replaced with the FTSE Developed ex-North America Index. Historical returns for the Prudential Day One Custom Benchmarks, prior to 12/31/18, will not be re-stated.

Presentation of Fund Holdings as of 7/31/23

Prudential Day One 2065 Fund Top Largest Holdings	Asset Class	% of Net Assets

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	International Equity	24.5%

PGIM Quant Solutions Large-Cap Core Fund (Class R6)	Domestic Equity	23.1%

PGIM Quant Solutions US Broad Market Index Fund (Class R6)	Domestic Equity	15.6%

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	International Equity	10.1%

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	Domestic Equity	9.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Domestic Equity	5.1%

PGIM Global Real Estate Fund (Class R6)	International Equity	5.0%

PGIM Quant Solutions Commodity Strategies Fund (Class R6)	Fixed Income	4.0%

PGIM Total Return Bond Fund (Class R6)	Fixed Income	3.6%

Holdings reflect only long-term investments and are subject to change.

Prudential Day One Funds 53

Strategy and Performance Overview* (unaudited)

What were the market conditions?

•	Although a number of major economies entered a “technical recession” during the first quarter of 2023, the residual impact of COVID-related monetary and fiscal stimulus kept demand robust.

•

In the US, the strong labor market helped the economy weather the March 2023 regional banking crisis and the May 2023 debt ceiling drama. Economic strength late in the reporting period supported the view that the US could avoid recession. However, recession risks remained beyond the immediate horizon.

•

Global equity markets, led by the US, posted strong gains in 2023 as companies exceeded quarterly earnings expectations and communicated stronger outlooks. Driven by significant optimism regarding the commercial prospects for artificial intelligence (AI), the performance of the S&P 500 Index was top-heavy, with mega-cap technology-related firms accounting for nearly all of the Index’s gains.

•

After a strong finish to 2022, commodities had a difficult first half of 2023, with slower cyclical growth weighing on industrial metals and energy. Furthermore, China’s lackluster post-pandemic-lockdown reopening did not provide the expected tailwinds for commodities.

•

The implied volatility of US Treasury rates, as measured by the MOVE (Merrill Lynch Option Volatility Estimate) index, remained historically elevated during much of the period, and even reached Global Financial Crisis highs during March’s banking crisis. Although the MOVE index subsequently moved lower, it remained at its highest quintile over a 30-year history. The excessive volatility in fixed income markets was likely related to the oversized impact of the US Federal Reserve’s (Fed’s) aggressive tightening campaign and its still-uncertain effects.

How did the Funds perform?

The performance of each Fund’s R6 share class and benchmark for the reporting period follows:

The Prudential Day One Income Fund returned 0.43%, outperforming the 0.32% return of the Prudential Day One Income Custom Benchmark and underperforming the 3.56% return of the S&P Target Date Retirement Income Index.

The Prudential Day One 2015 Fund returned 0.66%, outperforming the 0.61% return of the Prudential Day One 2015 Custom Benchmark and underperforming the 4.17% return of the S&P Target Date 2015 Index.

The Prudential Day One 2020 Fund returned 1.46%, outperforming the 1.37% return of the Prudential Day One 2020 Custom Benchmark and underperforming the 4.87% return of the S&P Target Date 2020 Index.

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The Prudential Day One 2025 Fund returned 2.29%, outperforming the 2.23% return of the Prudential Day One 2025 Custom Benchmark and underperforming the 5.81% return of the S&P Target Date 2025 Index.

The Prudential Day One 2030 Fund returned 3.63%, underperforming the 3.67% return of the Prudential Day One 2030 Custom Benchmark and underperforming the 7.19% return of the S&P Target Date 2030 Index.

The Prudential Day One 2035 Fund returned 5.52%, underperforming the 5.63% return of the Prudential Day One 2035 Custom Benchmark and underperforming the 8.58% return of the S&P Target Date 2035 Index.

The Prudential Day One 2040 Fund returned 7.06%, underperforming the 7.18% return of the Prudential Day One 2040 Custom Benchmark and underperforming the 9.95% return of the S&P Target Date 2040 Index.

The Prudential Day One 2045 Fund returned 8.28%, underperforming the 8.44% return of the Prudential Day One 2045 Custom Benchmark and underperforming the 10.96% return of the S&P Target Date 2045 Index.

The Prudential Day One 2050 Fund returned 9.29%, underperforming the 9.60% return of the Prudential Day One 2050 Custom Benchmark and the 11.43% return of the S&P Target Date 2050 Index.

The Prudential Day One 2055 Fund returned 9.95%, underperforming the 10.16% return of the Prudential Day One 2055 Custom Benchmark and the 11.53% return of the S&P Target Date 2055 Index.

The Prudential Day One 2060 Fund returned 10.20%, underperforming the 10.51% return of the Prudential Day One 2060 Custom Benchmark and the 11.63% return of the S&P Target Date 2060 Index.

The Prudential Day One 2065 Fund returned 10.32%, underperforming the 10.78% return of the Prudential Day One 2065 Custom Benchmark and the 11.65% return of the S&P Target Date 2065+ Index.

What worked?

•

Each Fund in the Prudential Day One Funds series is allocated to a combination of stocks and bonds. Stocks outperformed bonds by approximately 16.4% during the reporting period, which provided greater benefit to more equity-centric funds.

•	The Funds’ allocation to developed non-US equities was a positive contributor to performance during the reporting period as the asset class outperformed US stocks by 3.25%.

Prudential Day One Funds 55

Strategy and Performance Overview* (continued)

•	Within the fixed income portion of the portfolios, the Funds’ allocation to short-term bonds/cash contributed positively to overall results as these asset classes outperformed core U.S. bonds by 7.5%.

•

At the underlying fund level, the PGIM Global Real Estate, PGIM Quant Solutions Emerging Markets Equity, and PGIM Quant Solutions Mid-Cap Core equity strategies were the greatest contributors to relative performance, as each Fund significantly outperformed its respective benchmark index for the period.

What didn’t work?

•	Although standard for target date funds, the Funds’ allocations to fixed income overall detracted from performance during the reporting period, as did the Funds’ allocations to commodities.

•

At the underlying fund level, the PGIM Quant Solutions Commodities and Large-Cap Equity Funds were the most significant underperformers relative to their respective benchmarks, which detracted from overall results relative to the custom benchmark for the period.

Current outlook

•

While the forthcoming end of the Fed hiking cycle, economic resiliency, and optimism about AI’s impact are positives, the mosaic of forward-looking macro economic and market data is historically consistent with recessions and lackluster risk asset returns.

•

Stricter bank lending, negative business surveys, and high valuations are all reasons to opt for a cautious investment strategy and favor themes like quality and safety. Forward PE (price-earnings) multiples for US equities are currently at the most expensive decile over a 20-year history (and comparing the equity earnings yield to fixed income real yields, investors are demanding the smallest premium to hold risky equities since 2007).

•	With comparable earnings growth and profitability but more attractive valuations than in the US, PGIM Quant Solutions finds Japan and pockets of Europe relatively more attractive.

•

The conflicting outlook between fundamentals and sentiment prevents PGIM Quant Solutions from decisively planting a flag in either a bullish or bearish camp at the moment. Therefore, PGIM Quant Solutions believes it is appropriate to take only measured active positions in the major asset classes.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 held through the six-month period ended July 31, 2023. These examples are for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Funds’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Prudential Day One Funds  57

Fees and Expenses (continued)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Day One Income Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,017.90	1.16%	$5.80

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,019.00	0.91%	$4.56

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,019.70	0.76%	$3.81

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,020.10	0.66%	$3.31

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,020.60	0.56%	$2.81

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,021.20	0.41%	$2.05

	Hypothetical	$1,000.00	$1,022.76	0.41%	$2.06

Prudential Day One 2015 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,020.30	1.17%	$5.86

	Hypothetical	$1,000.00	$1,018.99	1.17%	$5.86

Class R2	Actual	$1,000.00	$1,021.30	0.92%	$4.61

	Hypothetical	$1,000.00	$1,020.23	0.92%	$4.61

Class R3	Actual	$1,000.00	$1,022.30	0.77%	$3.86

	Hypothetical	$1,000.00	$1,020.98	0.77%	$3.86

Class R4	Actual	$1,000.00	$1,022.40	0.67%	$3.36

	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

Class R5	Actual	$1,000.00	$1,022.30	0.57%	$2.86

	Hypothetical	$1,000.00	$1,021.97	0.57%	$2.86

Class R6	Actual	$1,000.00	$1,023.40	0.42%	$2.11

	Hypothetical	$1,000.00	$1,022.71	0.42%	$2.11

58 Visit our website at pgim.com/investments

Prudential Day One 2020 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,024.80	1.16%	$5.82

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,025.80	0.91%	$4.57

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,026.70	0.76%	$3.82

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,027.70	0.66%	$3.32

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,027.70	0.56%	$2.82

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,028.80	0.41%	$2.06

	Hypothetical	$1,000.00	$1,022.76	0.41%	$2.06

Prudential Day One 2025 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,030.10	1.15%	$5.79

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,031.00	0.90%	$4.53

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,032.00	0.75%	$3.78

	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,032.90	0.65%	$3.28

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,032.90	0.55%	$2.77

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,033.80	0.40%	$2.02

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds  59

Fees and Expenses (continued)

Prudential Day One 2030 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,037.70	1.15%	$5.81

	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,038.50	0.90%	$4.55

	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,039.50	0.69%	$3.49

	Hypothetical	$1,000.00	$1,021.37	0.69%	$3.46

Class R4	Actual	$1,000.00	$1,040.50	0.65%	$3.29

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,041.30	0.55%	$2.78

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,041.20	0.40%	$2.02

	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2035 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,047.70	1.16%	$5.89

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,049.50	0.91%	$4.62

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,049.40	0.76%	$3.86

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,051.20	0.66%	$3.36

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,050.30	0.56%	$2.85

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,052.20	0.41%	$2.09

	Hypothetical	$1,000.00	$1,022.76	0.41%	$2.06

60 Visit our website at pgim.com/investments

Prudential Day One 2040 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,054.10	1.16%	$5.91

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,055.80	0.91%	$4.64

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,056.70	0.76%	$3.88

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,057.50	0.66%	$3.37

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,058.40	0.56%	$2.86

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,058.40	0.41%	$2.09

	Hypothetical	$1,000.00	$1,022.76	0.41%	$2.06

Prudential Day One 2045 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,060.00	1.16%	$5.92

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,060.80	0.91%	$4.65

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,061.70	0.76%	$3.89

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,061.70	0.66%	$3.37

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,062.50	0.56%	$2.86

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,063.30	0.42%	$2.15

	Hypothetical	$1,000.00	$1,022.71	0.42%	$2.11

Prudential Day One Funds  61

Fees and Expenses (continued)

Prudential Day One 2050 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,063.60	1.16%	$5.94

	Hypothetical	$1,000.00	$1,019.04	1.16%	$5.81

Class R2	Actual	$1,000.00	$1,065.10	0.91%	$4.66

	Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

Class R3	Actual	$1,000.00	$1,066.00	0.76%	$3.89

	Hypothetical	$1,000.00	$1,021.03	0.76%	$3.81

Class R4	Actual	$1,000.00	$1,066.10	0.66%	$3.38

	Hypothetical	$1,000.00	$1,021.52	0.66%	$3.31

Class R5	Actual	$1,000.00	$1,066.80	0.56%	$2.87

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$1,067.60	0.41%	$2.10

	Hypothetical	$1,000.00	$1,022.76	0.41%	$2.06

Prudential Day One 2055 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,066.10	1.18%	$6.04

	Hypothetical	$1,000.00	$1,018.94	1.18%	$5.91

Class R2	Actual	$1,000.00	$1,066.70	0.93%	$4.77

	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

Class R3	Actual	$1,000.00	$1,067.70	0.78%	$4.00

	Hypothetical	$1,000.00	$1,020.93	0.78%	$3.91

Class R4	Actual	$1,000.00	$1,067.50	0.68%	$3.49

	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41

Class R5	Actual	$1,000.00	$1,068.40	0.58%	$2.97

	Hypothetical	$1,000.00	$1,021.92	0.58%	$2.91

Class R6	Actual	$1,000.00	$1,069.30	0.43%	$2.21

	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

62 Visit our website at pgim.com/investments

Prudential Day One 2060 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,066.30	1.18%	$6.05

	Hypothetical	$1,000.00	$1,018.94	1.18%	$5.91

Class R2	Actual	$1,000.00	$1,067.70	0.93%	$4.77

	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

Class R3	Actual	$1,000.00	$1,068.50	0.78%	$4.00

	Hypothetical	$1,000.00	$1,020.93	0.78%	$3.91

Class R4	Actual	$1,000.00	$1,068.50	0.68%	$3.49

	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41

Class R5	Actual	$1,000.00	$1,069.20	0.58%	$2.98

	Hypothetical	$1,000.00	$1,021.92	0.58%	$2.91

Class R6	Actual	$1,000.00	$1,070.00	0.43%	$2.21

	Hypothetical	$1,000.00	$1,022.66	0.43%	$2.16

Prudential Day One 2065 Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,065.90	1.59%	$8.14

	Hypothetical	$1,000.00	$1,016.91	1.59%	$7.95

Class R2	Actual	$1,000.00	$1,066.80	1.34%	$6.87

	Hypothetical	$1,000.00	$1,018.15	1.34%	$6.71

Class R3	Actual	$1,000.00	$1,067.70	1.19%	$6.10

	Hypothetical	$1,000.00	$1,018.89	1.19%	$5.96

Class R4	Actual	$1,000.00	$1,068.70	1.09%	$5.59

	Hypothetical	$1,000.00	$1,019.39	1.09%	$5.46

Class R5	Actual	$1,000.00	$1,068.60	0.99%	$5.08

	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

Class R6	Actual	$1,000.00	$1,069.50	0.84%	$4.31

	Hypothetical	$1,000.00	$1,020.63	0.84%	$4.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Day One Funds  63

Prudential Day One Income Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 89.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 18.4%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	17,058	$226,702
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	125,293	2,381,826
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	21,942	226,004
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	75,604	1,304,931

		4,139,463

Fixed Income — 60.9%
PGIM Core Conservative Bond Fund (Class R6)	420,083	3,591,710
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	186,793	1,346,777
PGIM TIPS Fund (Class R6)	608,151	5,169,286
PGIM Total Return Bond Fund (Class R6)	304,137	3,597,943

		13,705,716

International Equity — 10.6%
PGIM Global Real Estate Fund (Class R6)	72,441	1,353,201
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	76,201	1,032,529

		2,385,730

TOTAL LONG-TERM INVESTMENTS (cost $20,401,395)		20,230,909

SHORT-TERM INVESTMENT 10.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,316,614)	2,316,614	2,316,614

TOTAL INVESTMENTS 100.2% (cost $22,718,009)(wd)		22,547,523
Liabilities in excess of other assets (0.2)%		(54,552)

NET ASSETS 100.0%		$22,492,971

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd) PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One Funds 65

Prudential Day One Income Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$4,139,463	$—	$—
Fixed Income	13,705,716	—	—
International Equity	2,385,730	—	—
Short-Term Investment
Affiliated Mutual Fund	2,316,614	—	—

Total	$22,547,523	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Fixed Income	60.9%	International Equity	10.6%
Domestic Equity	18.4	Short Term	10.3

			100.2
		Liabilities in excess of other assets	(0.2)

			100.0%

See Notes to Financial Statements.

Prudential Day One Income Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $22,718,009)	$22,547,523
Receivable for investments sold	37,191
Due from Manager	11,807
Receivable for Fund shares sold	3,246
Prepaid expenses	71

Total Assets	22,599,838

Liabilities
Payable for investments purchased	44,312
Custodian and accounting fees payable	30,706
Audit fee payable	17,499
Professional fees payable	5,125
Accrued expenses and other liabilities	4,214
Shareholder report fees payable	3,711
Trustees’ fees payable	828
Affiliated transfer agent fee payable	286
Payable for Fund shares purchased	157
Distribution fee payable	29

Total Liabilities	106,867

Net Assets	$22,492,971

Net assets were comprised of:
Shares of beneficial interest, at par	$2,264
Paid-in capital in excess of par	24,085,159
Total distributable earnings (loss)	(1,594,452)

Net assets, July 31, 2023	$22,492,971

See Notes to Financial Statements.

Prudential Day One Funds 67

Prudential Day One Income Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($25,969 ÷ 2,618 shares of beneficial interest issued and outstanding)	$9.92

Class R2

Net asset value, offering price and redemption price per share, ($32,971 ÷ 3,325 shares of beneficial interest issued and outstanding)	$9.92

Class R3

Net asset value, offering price and redemption price per share, ($169,266 ÷ 17,060 shares of beneficial interest issued and outstanding)	$9.92

Class R4

Net asset value, offering price and redemption price per share, ($26,175 ÷ 2,638 shares of beneficial interest issued and outstanding)	$9.92

Class R5

Net asset value, offering price and redemption price per share, ($933,288 ÷ 94,074 shares of beneficial interest issued and outstanding)	$9.92

Class R6

Net asset value, offering price and redemption price per share, ($21,305,302 ÷ 2,144,023 shares of beneficial interest issued and outstanding)	$9.94

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Income Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$1,052,458

Expenses
Management fee	4,515
Distribution fee(a)	374
Custodian and accounting fees	60,540
Professional fees	32,760
Registration fees(a)	17,669
Audit fee	17,500
Shareholders’ reports	12,094
Fund data services	10,160
Trustees’ fees	9,814
Transfer agent’s fees and expenses (including affiliated expense of $1,872)(a)	4,069
Commitment fees	3,297
Miscellaneous	4,602

Total expenses	177,394
Less: Fee waiver and/or expense reimbursement(a)	(171,994)

Net expenses	5,400

Net investment income (loss)	1,047,058

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(442,843)
Net capital gain distributions received	169,897

(272,946)

Net change in unrealized appreciation (depreciation) on investments	(777,325)

Net gain (loss) on investment transactions	(1,050,271)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,213)

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	125	92	157	—	—	—
Registration fees	2,847	3,047	2,847	2,847	2,847	3,234
Transfer agent’s fees and expenses	87	575	31	58	1,565	1,753
Fee waiver and/or expense reimbursement	(3,038)	(3,773)	(3,549)	(3,011)	(9,139)	(149,484)

See Notes to Financial Statements.

Prudential Day One Funds 69

Prudential Day One Income Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,047,058	$1,374,876
Net realized gain (loss) on investment transactions	(442,843)	(330,088)
Net capital gain distributions received	169,897	1,115,284
Net change in unrealized appreciation (depreciation) on investments	(777,325)	(3,456,678)

Net increase (decrease) in net assets resulting from operations	(3,213)	(1,296,606)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,612)	(2,001)
Class R2	(2,260)	(146,014)
Class R3	(10,642)	(13,092)
Class R4	(1,752)	(2,163)
Class R5	(63,374)	(75,927)
Class R6	(1,548,705)	(2,154,067)

	(1,628,345)	(2,393,264)

Fund share transactions
Net proceeds from shares sold	1,458,642	8,837,860
Net asset value of shares issued in reinvestment of dividends and distributions	1,628,345	2,393,225
Cost of shares purchased	(3,389,880)	(12,064,261)

Net increase (decrease) in net assets from Fund share transactions	(302,893)	(833,176)

Total increase (decrease)	(1,934,451)	(4,523,046)

Net Assets:

Beginning of year	24,427,422	28,950,468

End of year	$22,492,971	$24,427,422

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.64	$12.13	$10.94	$10.73	$10.59
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.47	0.15	0.09	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.45)	(1.08)	1.23	0.50	0.25
Total from investment operations	(0.07)	(0.61)	1.38	0.59	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.68)	(0.13)	(0.21)	(0.24)
Distributions from net realized gains	(0.25)	(0.20)	(0.06)	(0.17)	(0.07)
Total dividends and distributions	(0.65)	(0.88)	(0.19)	(0.38)	(0.31)
Net asset value, end of year	$9.92	$10.64	$12.13	$10.94	$10.73
Total Return(b):	(0.34)%	(5.43)%	12.70%	5.57%	4.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26	$26	$27	$24	$11
Average net assets (000)	$25	$27	$25	$18	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.75%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	12.92%	15.10%	28.84%	77.98%	108.50%
Net investment income (loss)	3.88%	4.09%	1.33%	0.89%	1.92%
Portfolio turnover rate(d)	25%	62%	45%	65%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 71

Prudential Day One Income Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.64	$12.13	$10.94	$10.73	$10.59
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.58	0.18	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.44)	(1.16)	1.23	0.42	0.26
Total from investment operations	(0.04)	(0.58)	1.41	0.62	0.48
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.71)	(0.16)	(0.24)	(0.27)
Distributions from net realized gains	(0.25)	(0.20)	(0.06)	(0.17)	(0.07)
Total dividends and distributions	(0.68)	(0.91)	(0.22)	(0.41)	(0.34)
Net asset value, end of year	$9.92	$10.64	$12.13	$10.94	$10.73
Total Return(b):	(0.08)%	(5.20)%	12.98%	5.88%	4.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33	$48	$2,123	$1,846	$1,345
Average net assets (000)	$37	$1,373	$2,453	$1,435	$1,036
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.51%	0.51%	0.50%	0.49%	0.49%
Expenses before waivers and/or expense reimbursement	10.74%	1.28%	1.37%	3.26%	3.89%
Net investment income (loss)	4.07%	4.96%	1.58%	1.90%	2.13%
Portfolio turnover rate(d)	25%	62%	45%	65%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.65	$12.14	$10.94	$10.74	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.47	0.19	0.22	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.46)	(1.03)	1.24	0.40	0.25
Total from investment operations	(0.04)	(0.56)	1.43	0.62	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.73)	(0.17)	(0.25)	(0.28)
Distributions from net realized gains	(0.25)	(0.20)	(0.06)	(0.17)	(0.07)
Total dividends and distributions	(0.69)	(0.93)	(0.23)	(0.42)	(0.35)
Net asset value, end of year	$9.92	$10.65	$12.14	$10.94	$10.74
Total Return(b):	(0.03)%	(5.03)%	13.24%	5.95%	4.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$169	$160	$1,623	$1,645	$1,597
Average net assets (000)	$157	$196	$1,634	$1,557	$1,377
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.36%	0.35%	0.34%	0.34%
Expenses before waivers and/or expense reimbursement	2.62%	2.49%	1.36%	3.02%	3.50%
Net investment income (loss)	4.26%	4.19%	1.70%	2.09%	2.31%
Portfolio turnover rate(d)	25%	62%	45%	65%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 73

Prudential Day One Income Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.65	$12.14	$10.94	$10.74	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.52	0.21	0.15	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.46)	(1.07)	1.23	0.49	0.25
Total from investment operations	(0.03)	(0.55)	1.44	0.64	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.74)	(0.18)	(0.27)	(0.29)
Distributions from net realized gains	(0.25)	(0.20)	(0.06)	(0.17)	(0.07)
Total dividends and distributions	(0.70)	(0.94)	(0.24)	(0.44)	(0.36)
Net asset value, end of year	$9.92	$10.65	$12.14	$10.94	$10.74
Total Return(b):	0.07%	(4.94)%	13.34%	5.98%	5.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26	$26	$28	$24	$12
Average net assets (000)	$25	$27	$26	$18	$14
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%	0.25%	0.25%	0.24%
Expenses before waivers and/or expense reimbursement	12.18%	14.28%	26.37%	76.14%	84.52%
Net investment income (loss)	4.38%	4.59%	1.83%	1.44%	2.36%
Portfolio turnover rate(d)	25%	62%	45%	65%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.64	$12.14	$10.94	$10.74	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.44	0.53	0.22	0.02	0.29
Net realized and unrealized gain (loss) on investment transactions	(0.45)	(1.08)	1.24	0.63	0.22
Total from investment operations	(0.01)	(0.55)	1.46	0.65	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.75)	(0.20)	(0.28)	(0.30)
Distributions from net realized gains	(0.25)	(0.20)	(0.06)	(0.17)	(0.07)
Total dividends and distributions	(0.71)	(0.95)	(0.26)	(0.45)	(0.37)
Net asset value, end of year	$9.92	$10.64	$12.14	$10.94	$10.74
Total Return(b):	0.27%	(4.93)%	13.46%	6.18%	5.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$933	$931	$965	$914	$65
Average net assets (000)	$899	$944	$909	$534	$51
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.15%	0.15%	0.14%
Expenses before waivers and/or expense reimbursement	1.18%	1.05%	1.47%	4.36%	24.81%
Net investment income (loss)	4.48%	4.67%	1.94%	0.15%	2.75%
Portfolio turnover rate(d)	25%	62%	45%	65%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 75

Prudential Day One Income Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022	2021		2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.66		$12.16	$10.96		$10.76		$10.61
Income (loss) from investment operations:
Net investment income (loss)	0.46	(b)	0.55	0.24		0.21		0.29
Net realized and unrealized gain (loss) on investment transactions	(0.45	)(c)	(1.08)	1.23		0.46		0.25
Total from investment operations	0.01		(0.53)	1.47		0.67		0.54
Less Dividends and Distributions:
Dividends from net investment income	(0.48)		(0.77)	(0.21)		(0.30)		(0.32)
Distributions from net realized gains	(0.25)		(0.20)	(0.06)		(0.17)		(0.07)
Total dividends and distributions	(0.73)		(0.97)	(0.27)		(0.47)		(0.39)
Net asset value, end of year	$9.94		$10.66	$12.16		$10.96		$10.76
Total Return(d):	0.43%		(4.78)%	13.59%		6.36%		5.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,305		$23,236	$24,185		$16,871		$6,939
Average net assets (000)	$21,430		$25,990	$22,559		$9,392		$6,203
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement(f)	0.01%		0.00%	0.00%		0.00%		0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%		0.01%	(0.00	)%(g)	(0.00	)%(g)	(0.01)%
Expenses before waivers and/or expense reimbursement	0.71%		0.52%	0.61%		1.92%		2.41%
Net investment income (loss)	4.65%		4.82%	2.10%		1.95%		2.80%
Portfolio turnover rate(h)	25%		62%	45%		65%		38%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(g)	Amount rounds to zero.

See Notes to Financial Statements.

Prudential Day One Income Fund

Financial Highlights  (continued)

(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 77

Prudential Day One 2015 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 90.3%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 19.8%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	7,807	$103,759
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	59,148	1,124,413
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	10,043	103,439
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	35,342	609,999

		1,941,610

Fixed Income — 59.3%
PGIM Core Conservative Bond Fund (Class R6)	169,378	1,448,180
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	81,422	587,050
PGIM TIPS Fund (Class R6)	260,478	2,214,067
PGIM Total Return Bond Fund (Class R6)	132,571	1,568,318

		5,817,615

International Equity — 11.2%
PGIM Global Real Estate Fund (Class R6)	31,577	589,851
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	37,548	508,777

		1,098,628

TOTAL LONG-TERM INVESTMENTS (cost $8,629,778)		8,857,853

SHORT-TERM INVESTMENT 10.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $998,336)	998,336	998,336

TOTAL INVESTMENTS 100.5% (cost $9,628,114)(wd)		9,856,189
Liabilities in excess of other assets (0.5)%		(51,202)

NET ASSETS 100.0%		$9,804,987

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)  PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$1,941,610	$—	$—
Fixed Income	5,817,615	—	—
International Equity	1,098,628	—	—
Short-Term Investment
Affiliated Mutual Fund.	998,336	—	—

Total	$9,856,189	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Fixed Income	59.3%	International Equity	11.2%
Domestic Equity	19.8	Short Term	10.2

			100.5
		Liabilities in excess of other assets	(0.5)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 79

Prudential Day One 2015 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $9,628,114)	$9,856,189
Receivable for investments sold	17,580
Due from Manager	11,400
Receivable for Fund shares sold	30
Prepaid expenses and other assets	72

Total Assets	9,885,271

Liabilities
Custodian and accounting fees payable	30,693
Payable for investments purchased	18,580
Audit fee payable	17,500
Professional fees payable	5,133
Accrued expenses and other liabilities	3,793
Shareholders’ reports fee payable	3,413
Trustees’ fees payable	801
Affiliated transfer agent fee payable	194
Payable for Fund shares purchased	158
Distribution fee payable	19

Total Liabilities	80,284

Net Assets	$9,804,987

Net assets were comprised of:
Shares of beneficial interest, at par	$972
Paid-in capital in excess of par	10,349,141
Total distributable earnings (loss)	(545,126)

Net assets, July 31, 2023	$9,804,987

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($13,011 ÷ 1,296 shares of beneficial interest issued and outstanding)	$10.04

Class R2

Net asset value, offering price and redemption price per share, ($53,906 ÷ 5,359 shares of beneficial interest issued and outstanding)	$10.06

Class R3

Net asset value, offering price and redemption price per share, ($13,359 ÷ 1,327 shares of beneficial interest issued and outstanding)	$10.07

Class R4

Net asset value, offering price and redemption price per share, ($13,438 ÷ 1,336 shares of beneficial interest issued and outstanding)	$10.06

Class R5

Net asset value, offering price and redemption price per share, ($180,124 ÷ 17,866 shares of beneficial interest issued and outstanding)	$10.08

Class R6

Net asset value, offering price and redemption price per share, ($9,531,149 ÷ 945,263 shares of beneficial interest issued and outstanding)	$10.08

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 81

Prudential Day One 2015 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$498,722

Expenses
Management fee	2,142
Distribution fee(a)	202
Custodian and accounting fees	60,435
Professional fees	32,738
Audit fee	17,500
Registration fees(a)	17,078
Shareholders’ reports	12,867
Fund data services	10,160
Trustees’ fees	9,680
Commitment fees	3,276
Transfer agent’s fees and expenses (including affiliated expense of $1,235)(a)	2,017
Miscellaneous	4,691

Total expenses	172,786
Less: Fee waiver and/or expense reimbursement(a)	(169,994)

Net expenses	2,792

Net investment income (loss)	495,930

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(94,632)
Net capital gain distributions received	94,747

115

Net change in unrealized appreciation (depreciation) on investments	(482,812)

Net gain (loss) on investment transactions	(482,697)

Net Increase (Decrease) In Net Assets Resulting From Operations	$13,233

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	62	126	14	—	—	—
Registration fees	2,846	2,846	2,846	2,846	2,846	2,848
Transfer agent’s fees and expenses	57	254	57	57	397	1,195
Fee waiver and/or expense reimbursement	(3,051)	(3,701)	(3,056)	(3,056)	(5,551)	(151,579)

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$495,930	$673,741
Net realized gain (loss) on investment transactions	(94,632)	7,625
Net capital gain distributions received	94,747	604,862
Net change in unrealized appreciation (depreciation) on investments	(482,812)	(1,961,215)

Net increase (decrease) in net assets resulting from operations	13,233	(674,987)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(856)	(1,166)
Class R2	(3,495)	(4,443)
Class R3	(926)	(1,239)
Class R4	(944)	(1,259)
Class R5	(12,979)	(13,383)
Class R6	(815,992)	(1,336,020)

	(835,192)	(1,357,510)

Fund share transactions
Net proceeds from shares sold	99,864	1,300,353
Net asset value of shares issued in reinvestment of dividends and distributions	835,192	1,357,510
Cost of shares purchased	(2,150,538)	(3,978,523)

Net increase (decrease) in net assets from Fund share transactions	(1,215,482)	(1,320,660)

Total increase (decrease)	(2,037,441)	(3,353,157)

Net Assets:

Beginning of year	11,842,428	15,195,585

End of year	$9,804,987	$11,842,428

See Notes to Financial Statements.

Prudential Day One Funds 83

Prudential Day One 2015 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.80		$12.43	$11.08	$10.91	$10.86
Income (loss) from investment operations:
Net investment income (loss)	0.38	(b)	0.47	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investment transactions	(0.43	)(c)	(1.05)	1.41	0.42	0.23
Total from investment operations	(0.05)		(0.58)	1.56	0.58	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.46)		(0.67)	(0.11)	(0.22)	(0.23)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)	(0.19)	(0.14)
Total dividends and distributions	(0.71)		(1.05)	(0.21)	(0.41)	(0.37)
Net asset value, end of year	$10.04		$10.80	$12.43	$11.08	$10.91
Total Return(d) :	(0.06)%		(5.31)%	14.32%	5.35%	4.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13		$13	$14	$12	$11
Average net assets (000)	$13		$13	$13	$12	$11
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	0.77	%(f)	0.76%	0.75%	0.74%	0.73%
Expenses before waivers and/or expense reimbursement	25.08%		28.64%	52.16%	114.82%	106.63%
Net investment income (loss)	3.83%		4.05%	1.29%	1.53%	1.83%
Portfolio turnover rate(g)	23%		43%	58%	75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.82		$12.46	$11.10	$10.92	$10.88
Income (loss) from investment operations:
Net investment income (loss)	0.40	(b)	0.50	0.18	0.20	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.42	)(c)	(1.05)	1.42	0.41	0.22
Total from investment operations	(0.02)		(0.55)	1.60	0.61	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.49)		(0.71)	(0.14)	(0.24)	(0.25)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)	(0.19)	(0.14)
Total dividends and distributions	(0.74)		(1.09)	(0.24)	(0.43)	(0.39)
Net asset value, end of year	$10.06		$10.82	$12.46	$11.10	$10.92
Total Return(d) :	0.21%		(5.05)%	14.57%	5.62%	4.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54		$51	$50	$42	$12
Average net assets (000)	$50		$51	$46	$37	$13
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	0.52	%(f)	0.51%	0.50%	0.49%	0.48%
Expenses before waivers and/or expense reimbursement	7.86%		8.87%	15.87%	37.60%	92.94%
Net investment income (loss)	4.05%		4.28%	1.54%	1.85%	1.94%
Portfolio turnover rate(g)	23%		43%	58%	75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 85

Prudential Day One 2015 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.83		$12.47	$11.11	$10.93	$10.89
Income (loss) from investment operations:
Net investment income (loss)	0.42	(b)	0.52	0.20	0.21	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.43	)(c)	(1.06)	1.41	0.42	0.21
Total from investment operations	(0.01)		(0.54)	1.61	0.63	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.50)		(0.72)	(0.15)	(0.26)	(0.27)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)	(0.19)	(0.14)
Total dividends and distributions	(0.75)		(1.10)	(0.25)	(0.45)	(0.41)
Net asset value, end of year	$10.07		$10.83	$12.47	$11.11	$10.93
Total Return(d) :	0.38%		(4.91)%	14.71%	5.84%	4.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13		$13	$14	$12	$12
Average net assets (000)	$13		$14	$13	$12	$11
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	0.37	%(f)	0.36%	0.35%	0.34%	0.33%
Expenses before waivers and/or expense reimbursement	24.13%		27.69%	50.95%	113.01%	105.36%
Net investment income (loss)	4.22%		4.45%	1.69%	1.93%	2.23%
Portfolio turnover rate(g)	23%		43%	58%	75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.82		$12.46	$11.11	$10.93	$10.88
Income (loss) from investment operations:
Net investment income (loss)	0.43		0.53	0.21	0.22	0.30
Net realized and unrealized gain (loss) on investment transactions	(0.43)		(1.05)	1.41	0.42	0.17
Total from investment operations	-	(b)	(0.52)	1.62	0.64	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.51)		(0.74)	(0.17)	(0.27)	(0.28)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)	(0.19)	(0.14)
Total dividends and distributions	(0.76)		(1.12)	(0.27)	(0.46)	(0.42)
Net asset value, end of year	$10.06		$10.82	$12.46	$11.11	$10.93
Total Return(c) :	0.48%		(4.90)%	14.82%	5.97%	4.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13		$13	$14	$12	$12
Average net assets (000)	$13		$14	$13	$12	$44
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.27	%(e)	0.26%	0.25%	0.24%	0.23%
Expenses before waivers and/or expense reimbursement	23.90%		27.47%	50.67%	112.64%	28.32%
Net investment income (loss)	4.32%		4.55%	1.79%	2.03%	2.82%
Portfolio turnover rate(f)	23%		43%	58%	75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 87

Prudential Day One 2015 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.85		$12.49	$11.13	$10.95	$10.90
Income (loss) from investment operations:
Net investment income (loss)	0.44		0.51	0.22	0.01	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.44)		(1.02)	1.42	0.64	0.22
Total from investment operations	-	(b)	(0.51)	1.64	0.65	0.48
Less Dividends and Distributions:
Dividends from net investment income	(0.52)		(0.75)	(0.18)	(0.28)	(0.29)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)	(0.19)	(0.14)
Total dividends and distributions	(0.77)		(1.13)	(0.28)	(0.47)	(0.43)
Net asset value, end of year	$10.08		$10.85	$12.49	$11.13	$10.95
Total Return(c) :	0.50%		(4.70)%	14.91%	6.03%	4.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$180		$175	$133	$256	$40
Average net assets (000)	$179		$166	$199	$142	$28
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.17	%(e)	0.16%	0.15%	0.14%	0.13%
Expenses before waivers and/or expense reimbursement	3.28%		3.36%	4.45%	10.96%	43.44%
Net investment income (loss)	4.39%		4.45%	1.90%	0.11%	2.44%
Portfolio turnover rate(f)	23%		43%	58%	75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2015 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022	2021		2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$10.85		$12.49	$11.13		$10.95	$10.90
Income (loss) from investment operations:
Net investment income (loss)	0.46		0.56	0.24		0.24	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.44)		(1.05)	1.41		0.43	0.22
Total from investment operations	0.02		(0.49)	1.65		0.67	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.54)		(0.77)	(0.19)		(0.30)	(0.31)
Distributions from net realized gains	(0.25)		(0.38)	(0.10)		(0.19)	(0.14)
Total dividends and distributions	(0.79)		(1.15)	(0.29)		(0.49)	(0.45)
Net asset value, end of year	$10.08		$10.85	$12.49		$11.13	$10.95
Total Return(b) :	0.66%		(4.57)%	15.07%		6.19%	4.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,531		$11,577	$14,970		$12,049	$11,081
Average net assets (000)	$10,443		$13,808	$15,418		$12,078	$9,955
Ratios to average net assets(c) :
Expenses after waivers and/or expense reimbursement(d)	0.02	%(e)	0.00%	0.00%		0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.02	%(e)	0.01%	(0.00	)%(f)	(0.01)%	(0.02)%
Expenses before waivers and/or expense reimbursement	1.47%		1.02%	1.00%		1.72%	2.04%
Net investment income (loss)	4.64%		4.80%	2.05%		2.23%	2.58%
Portfolio turnover rate(g)	23%		43%	58%		75%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Amount rounds to zero.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 89

Prudential Day One 2020 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 91.3%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 23.3%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	37,915	$503,890
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	301,593	5,733,287
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	49,174	506,491
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	168,094	2,901,306

		9,644,974

Fixed Income — 55.3%
PGIM Core Conservative Bond Fund (Class R6)	607,692	5,195,764
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	343,129	2,473,963
PGIM TIPS Fund (Class R6)	1,029,714	8,752,572
PGIM Total Return Bond Fund (Class R6)	544,717	6,444,006

		22,866,305

International Equity — 12.7%
PGIM Global Real Estate Fund (Class R6)	133,070	2,485,756
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	202,664	2,746,100

		5,231,856

TOTAL LONG-TERM INVESTMENTS (cost $36,005,100)		37,743,135

SHORT-TERM INVESTMENT 8.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,633,150)	3,633,150	3,633,150

TOTAL INVESTMENTS 100.1% (cost $39,638,250)(wd)		41,376,285
Liabilities in excess of other assets (0.1)%		(54,823)

NET ASSETS 100.0%		$41,321,462

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd) PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$9,644,974	$—	$—
Fixed Income	22,866,305	—	—
International Equity	5,231,856	—	—
Short-Term Investment
Affiliated Mutual Fund	3,633,150	—	—

Total	$41,376,285	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Fixed Income	55.3%	International Equity	12.7%
Domestic Equity	23.3	Short Term	8.8

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 91

Prudential Day One 2020 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $39,638,250)	$41,376,285
Receivable for investments sold	83,023
Due from Manager	13,181
Receivable for Fund shares sold	5,201
Prepaid expenses	73

Total Assets	41,477,763

Liabilities
Payable for investments purchased	93,345
Custodian and accounting fees payable	30,718
Audit fee payable	17,502
Accrued expenses and other liabilities	7,298
Professional fees payable	5,132
Fund data service fees	988
Trustees’ fees payable	840
Affiliated transfer agent fee payable	222
Payable for Fund shares purchased	154
Distribution fee payable	102

Total Liabilities	156,301

Net Assets	$41,321,462

Net assets were comprised of:
Shares of beneficial interest, at par	$3,993
Paid-in capital in excess of par	42,258,182
Total distributable earnings (loss)	(940,713)

Net assets, July 31, 2023	$41,321,462

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($13,433 ÷ 1,300 shares of beneficial interest issued and outstanding)	$10.33

Class R2

Net asset value, offering price and redemption price per share, ($57,792 ÷ 5,584 shares of beneficial interest issued and outstanding)	$10.35

Class R3

Net asset value, offering price and redemption price per share, ($999,336 ÷ 96,368 shares of beneficial interest issued and outstanding)	$10.37

Class R4

Net asset value, offering price and redemption price per share, ($13,895 ÷ 1,338 shares of beneficial interest issued and outstanding)	$10.38

Class R5

Net asset value, offering price and redemption price per share, ($2,922,971 ÷ 281,505 shares of beneficial interest issued and outstanding)	$10.38

Class R6

Net asset value, offering price and redemption price per share, ($37,314,035 ÷ 3,606,615 shares of beneficial interest issued and outstanding)	$10.35

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 93

Prudential Day One 2020 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$1,984,392

Expenses
Management fee	8,944
Distribution fee(a)	1,240
Custodian and accounting fees	60,603
Professional fees	32,834
Registration fees(a)	18,824
Audit fee	17,500
Shareholders’ reports	12,086
Fund data services	10,160
Trustees’ fees	10,029
Transfer agent’s fees and expenses (including affiliated expense of $1,514)(a)	6,620
Commitment fees	3,608
Miscellaneous	4,886

Total expenses	187,334
Less: Fee waiver and/or expense reimbursement(a)	(174,393)

Net expenses	12,941

Net investment income (loss)	1,971,451

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(435,601)
Net capital gain distributions received	452,708

17,107

Net change in unrealized appreciation (depreciation) on investments	(1,722,015)

Net gain (loss) on investment transactions	(1,704,908)

Net Increase (Decrease) In Net Assets Resulting From Operations	$266,543

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	64	174	1,002	—	—	—
Registration fees	2,904	4,104	2,904	2,904	2,904	3,104
Transfer agent’s fees and expenses	53	267	34	57	4,571	1,638
Fee waiver and/or expense reimbursement	(2,969)	(4,439)	(3,939)	(2,975)	(13,267)	(146,804)

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,971,451	$2,931,903
Net realized gain (loss) on investment transactions	(435,601)	400,114
Net capital gain distributions received	452,708	3,063,332
Net change in unrealized appreciation (depreciation) on investments	(1,722,015)	(9,294,316)

Net increase (decrease) in net assets resulting from operations	266,543	(2,898,967)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(976)	(1,202)
Class R2	(6,256)	(390,989)
Class R3	(84,476)	(113,256)
Class R4	(1,068)	(1,296)
Class R5	(235,551)	(327,317)
Class R6	(3,469,557)	(5,214,209)

	(3,797,884)	(6,048,269)

Fund share transactions
Net proceeds from shares sold	1,394,979	6,812,377
Net asset value of shares issued in reinvestment of dividends and distributions	3,797,884	6,048,269
Cost of shares purchased	(11,215,446)	(22,840,078)

Net increase (decrease) in net assets from Fund share transactions	(6,022,583)	(9,979,432)

Total increase (decrease)	(9,553,924)	(18,926,668)

Net Assets:

Beginning of year	50,875,386	69,802,054

End of year	$41,321,462	$50,875,386

See Notes to Financial Statements.

Prudential Day One Funds 95

Prudential Day One 2020 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.12	$12.82	$11.27	$11.09	$10.98
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.47	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investment transactions	(0.35)	(1.08)	1.63	0.44	0.23
Total from investment operations	0.02	(0.61)	1.78	0.60	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.72)	(0.12)	(0.21)	(0.21)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)	(0.21)	(0.10)
Total dividends and distributions	(0.81)	(1.09)	(0.23)	(0.42)	(0.31)
Net asset value, end of year	$10.33	$11.12	$12.82	$11.27	$11.09
Total Return(b):	0.72%	(5.37)%	15.93%	5.35%	4.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13	$13	$14	$12	$12
Average net assets (000)	$13	$14	$13	$12	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.75%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	23.81%	27.64%	51.00%	113.14%	105.39%
Net investment income (loss)	3.64%	3.94%	1.23%	1.46%	1.74%
Portfolio turnover rate(d)	24%	45%	49%	61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.14	$12.83	$11.28	$11.11	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.57	0.18	0.18	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.37)	(1.14)	1.62	0.44	0.23
Total from investment operations	0.05	(0.57)	1.80	0.62	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.75)	(0.14)	(0.24)	(0.23)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)	(0.21)	(0.10)
Total dividends and distributions	(0.84)	(1.12)	(0.25)	(0.45)	(0.33)
Net asset value, end of year	$10.35	$11.14	$12.83	$11.28	$11.11
Total Return(b):	0.94%	(5.05)%	16.19%	5.59%	4.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$58	$55	$5,742	$4,355	$3,446
Average net assets (000)	$70	$3,140	$4,596	$3,904	$2,456
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.51%	0.51%	0.50%	0.49%	0.49%
Expenses before waivers and/or expense reimbursement	6.89%	0.83%	0.88%	1.27%	1.51%
Net investment income (loss)	4.07%	4.69%	1.49%	1.61%	2.02%
Portfolio turnover rate(d)	24%	45%	49%	61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 97

Prudential Day One 2020 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.17	$12.86	$11.30	$11.13	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.52	0.20	0.21	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.37)	(1.07)	1.63	0.42	0.22
Total from investment operations	0.06	(0.55)	1.83	0.63	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.77)	(0.16)	(0.25)	(0.25)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)	(0.21)	(0.10)
Total dividends and distributions	(0.86)	(1.14)	(0.27)	(0.46)	(0.35)
Net asset value, end of year	$10.37	$11.17	$12.86	$11.30	$11.13
Total Return(b):	1.07%	(4.89)%	16.41%	5.73%	4.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$999	$1,099	$1,844	$1,541	$1,072
Average net assets (000)	$1,002	$1,228	$1,655	$1,294	$1,066
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.36%	0.35%	0.34%	0.34%
Expenses before waivers and/or expense reimbursement	0.75%	0.65%	0.97%	1.80%	1.99%
Net investment income (loss)	4.15%	4.37%	1.63%	1.87%	2.28%
Portfolio turnover rate(d)	24%	45%	49%	61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.18	$12.87	$11.31	$11.13	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.53	0.21	0.21	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.35)	(1.06)	1.63	0.44	0.18
Total from investment operations	0.07	(0.53)	1.84	0.65	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.79)	(0.17)	(0.26)	(0.26)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)	(0.21)	(0.10)
Total dividends and distributions	(0.87)	(1.16)	(0.28)	(0.47)	(0.36)
Net asset value, end of year	$10.38	$11.18	$12.87	$11.31	$11.13
Total Return(b):	1.17%	(4.79)%	16.50%	5.82%	4.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$14	$14	$12	$12
Average net assets (000)	$13	$14	$13	$12	$37
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%	0.25%	0.24%	0.24%
Expenses before waivers and/or expense reimbursement	22.64%	26.44%	49.43%	110.87%	31.79%
Net investment income (loss)	4.13%	4.44%	1.73%	1.95%	2.61%
Portfolio turnover rate(d)	24%	45%	49%	61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 99

Prudential Day One 2020 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.18	$12.88	$11.32	$11.14	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.44	0.55	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.36)	(1.08)	1.63	0.42	0.23
Total from investment operations	0.08	(0.53)	1.85	0.66	0.48
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.80)	(0.18)	(0.27)	(0.27)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)	(0.21)	(0.10)
Total dividends and distributions	(0.88)	(1.17)	(0.29)	(0.48)	(0.37)
Net asset value, end of year	$10.38	$11.18	$12.88	$11.32	$11.14
Total Return(b):	1.28%	(4.77)%	16.60%	6.03%	4.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,923	$2,967	$3,585	$3,624	$3,962
Average net assets (000)	$2,874	$3,448	$3,427	$3,783	$3,807
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.15%	0.14%	0.14%
Expenses before waivers and/or expense reimbursement	0.62%	0.50%	0.58%	0.92%	0.99%
Net investment income (loss)	4.24%	4.58%	1.81%	2.22%	2.34%
Portfolio turnover rate(d)	24%	45%	49%	61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2020 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023	2022	2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.15	$12.84	$11.28		$11.11	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.56	0.24		0.23	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.35)	(1.06)	1.63		0.44	0.23
Total from investment operations	0.10	(0.50)	1.87		0.67	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.82)	(0.20)		(0.29)	(0.29)
Distributions from net realized gains	(0.40)	(0.37)	(0.11)		(0.21)	(0.10)
Total dividends and distributions	(0.90)	(1.19)	(0.31)		(0.50)	(0.39)
Net asset value, end of year	$10.35	$11.15	$12.84		$11.28	$11.11
Total Return(b) :	1.46%	(4.56)%	16.82%		6.10%	4.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,314	$46,728	$58,602		$49,000	$35,018
Average net assets (000)	$40,751	$54,565	$59,237		$39,274	$30,081
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.01%	0.00%	0.00%		0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	0.01%	(0.00	)%(e)	(0.01)%	(0.01)%
Expenses before waivers and/or expense reimbursement	0.37%	0.25%	0.25%		0.46%	0.58%
Net investment income (loss)	4.43%	4.71%	1.98%		2.11%	2.54%
Portfolio turnover rate(f)	24%	45%	49%		61%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Amount rounds to zero.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 101

Prudential Day One 2025 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 92.3%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 27.1%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	71,384	$948,690
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	542,765	10,317,967
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	99,318	1,022,977
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	293,528	5,066,300

		17,355,934

Fixed Income — 50.9%
PGIM Core Conservative Bond Fund (Class R6)	777,328	6,646,158
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	531,761	3,833,997
PGIM TIPS Fund (Class R6)	1,475,351	12,540,481
PGIM Total Return Bond Fund (Class R6)	811,701	9,602,422

		32,623,058

International Equity — 14.3%
PGIM Global Real Estate Fund (Class R6)	206,224	3,852,266
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	391,417	5,303,696

		9,155,962

TOTAL LONG-TERM INVESTMENTS (cost $55,767,169)		59,134,954

SHORT-TERM INVESTMENT 7.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,965,066)	4,965,066	4,965,066

TOTAL INVESTMENTS 100.1% (cost $60,732,235)(wd)		64,100,020
Liabilities in excess of other assets (0.1)%		(58,379)

NET ASSETS 100.0%		$64,041,641

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd) PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity.	$17,355,934	$—	$—
Fixed Income.	32,623,058	—	—
International Equity	9,155,962	—	—
Short-Term Investment
Affiliated Mutual Fund	4,965,066	—	—

Total	$64,100,020	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Fixed Income	50.9%	International Equity	14.3%
Domestic Equity	27.1	Short Term	7.8

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 103

Prudential Day One 2025 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $60,732,235)	$64,100,020
Receivable for investments sold	141,614
Due from Manager	9,026
Receivable for Fund shares sold	6,653
Prepaid expenses	73

Total Assets	64,257,386

Liabilities
Payable for investments purchased	152,787
Custodian and accounting fees payable	30,706
Audit fee payable	17,500
Accrued expenses and other liabilities	7,454
Professional fees payable	5,258
Trustees’ fees payable	857
Payable for Fund shares purchased	753
Affiliated transfer agent fee payable	355
Distribution fee payable	75

Total Liabilities	215,745

Net Assets	$64,041,641

Net assets were comprised of:
Shares of beneficial interest, at par	$5,992
Paid-in capital in excess of par	64,878,392
Total distributable earnings (loss)	(842,743)

Net assets, July 31, 2023	$64,041,641

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($13,897 ÷ 1,309 shares of beneficial interest issued and outstanding)	$10.62

Class R2

Net asset value, offering price and redemption price per share, ($147,903 ÷ 13,899 shares of beneficial interest issued and outstanding)	$10.64

Class R3

Net asset value, offering price and redemption price per share, ($464,642 ÷ 43,614 shares of beneficial interest issued and outstanding)	$10.65

Class R4

Net asset value, offering price and redemption price per share, ($14,365 ÷ 1,348 shares of beneficial interest issued and outstanding)	$10.66

Class R5

Net asset value, offering price and redemption price per share, ($726,750 ÷ 68,148 shares of beneficial interest issued and outstanding)	$10.66

Class R6

Net asset value, offering price and redemption price per share, ($62,674,084 ÷ 5,863,235 shares of beneficial interest issued and outstanding)	$10.69

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 105

Prudential Day One 2025 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$2,856,118

Expenses
Management fee	13,239
Distribution fee(a)	802
Shareholder servicing fees(a)	12
Custodian and accounting fees	60,558
Professional fees	33,335
Registration fees(a)	17,630
Audit fee	17,500
Shareholders’ reports	12,241
Trustees’ fees	10,823
Fund data services	10,160
Transfer agent’s fees and expenses (including affiliated expense of $2,290)(a)	4,499
Miscellaneous	7,975

Total expenses	188,774
Less: Fee waiver and/or expense reimbursement(a)	(179,339)

Net expenses	9,435

Net investment income (loss)	2,846,683

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(811,497)
Net capital gain distributions received	768,841

(42,656)

Net change in unrealized appreciation (depreciation) on investments	(1,627,216)

Net gain (loss) on investment transactions	(1,669,872)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,176,811

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	66	300	436	—	—	—
Shareholder servicing fees	—	—	—	12	—	—
Registration fees	2,905	2,905	2,905	2,905	2,905	3,105
Transfer agent’s fees and expenses	88	597	31	101	1,191	2,491
Fee waiver and/or expense reimbursement	(2,993)	(3,497)	(2,905)	(3,016)	(4,703)	(162,225)

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,846,683	$3,878,466
Net realized gain (loss) on investment transactions	(811,497)	(407,133)
Net capital gain distributions received	768,841	4,408,605
Net change in unrealized appreciation (depreciation) on investments	(1,627,216)	(12,272,511)

Net increase (decrease) in net assets resulting from operations	1,176,811	(4,392,573)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(846)	(1,353)
Class R2	(7,493)	(8,344)
Class R3	(29,707)	(46,210)
Class R4	(1,952)	(1,671)
Class R5	(46,333)	(33,003)
Class R6	(4,701,615)	(8,656,371)

	(4,787,946)	(8,746,952)

Fund share transactions
Net proceeds from shares sold	4,025,535	21,309,172
Net asset value of shares issued in reinvestment of dividends and distributions	4,787,946	8,746,952
Cost of shares purchased	(13,647,927)	(34,928,838)

Net increase (decrease) in net assets from Fund share transactions	(4,834,446)	(4,872,714)

Total increase (decrease)	(8,445,581)	(18,012,239)

Net Assets:

Beginning of year	72,487,222	90,499,461

End of year	$64,041,641	$72,487,222

See Notes to Financial Statements.

Prudential Day One Funds 107

Prudential Day One 2025 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.19	$13.01	$11.24	$11.14	$11.15
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.47	0.14	0.05	0.19
Net realized and unrealized gain (loss) on investment transactions	(0.25)	(1.07)	1.84	0.53	0.18
Total from investment operations	0.12	(0.60)	1.98	0.58	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.75)	(0.11)	(0.21)	(0.20)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)	(0.27)	(0.18)
Total dividends and distributions	(0.69)	(1.22)	(0.21)	(0.48)	(0.38)
Net asset value, end of year	$10.62	$11.19	$13.01	$11.24	$11.14
Total Return(b):	1.56%	(5.37)%	17.76%	5.25%	3.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$14	$14	$12	$671
Average net assets (000)	$13	$14	$13	$122	$625
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.75%	0.75%	0.74%
Expenses before waivers and/or expense reimbursement	23.35%	27.65%	50.15%	11.62%	3.01%
Net investment income (loss)	3.51%	3.86%	1.18%	0.49%	1.72%
Portfolio turnover rate(d)	26%	58%	44%	57%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.22	$13.04	$11.26	$11.15	$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.48	0.15	(0.01)	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.24)	(1.05)	1.86	0.63	0.22
Total from investment operations	0.14	(0.57)	2.01	0.62	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.78)	(0.13)	(0.24)	(0.23)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)	(0.27)	(0.18)
Total dividends and distributions	(0.72)	(1.25)	(0.23)	(0.51)	(0.41)
Net asset value, end of year	$10.64	$11.22	$13.04	$11.26	$11.15
Total Return(b):	1.74%	(5.12)%	18.09%	5.45%	4.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$148	$106	$82	$90	$117
Average net assets (000)	$120	$92	$71	$136	$39
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.51%	0.51%	0.50%	0.50%	0.49%
Expenses before waivers and/or expense reimbursement	3.42%	6.27%	10.60%	10.64%	31.08%
Net investment income (loss)	3.65%	3.99%	1.29%	(0.13)%	1.60%
Portfolio turnover rate(d)	26%	58%	44%	57%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 109

Prudential Day One 2025 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.23	$13.06	$11.27	$11.17	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.43	0.19	0.21	0.23
Net realized and unrealized gain (loss) on investment transactions	(0.25)	(0.99)	1.85	0.41	0.19
Total from investment operations	0.16	(0.56)	2.04	0.62	0.42
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.80)	(0.15)	(0.25)	(0.25)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)	(0.27)	(0.18)
Total dividends and distributions	(0.74)	(1.27)	(0.25)	(0.52)	(0.43)
Net asset value, end of year	$10.65	$11.23	$13.06	$11.27	$11.17
Total Return(b):	1.91%	(5.04)%	18.32%	5.62%	4.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$465	$449	$9,911	$8,064	$7,737
Average net assets (000)	$435	$663	$8,876	$7,803	$6,760
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.36%	0.35%	0.35%	0.34%
Expenses before waivers and/or expense reimbursement	1.03%	1.02%	0.61%	0.90%	1.00%
Net investment income (loss)	3.93%	3.60%	1.59%	1.89%	2.14%
Portfolio turnover rate(d)	26%	58%	44%	57%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.24	$13.06	$11.28	$11.17	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.51	0.20	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.30)	(1.05)	1.84	0.43	0.21
Total from investment operations	0.17	(0.54)	2.04	0.65	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.81)	(0.16)	(0.27)	(0.26)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)	(0.27)	(0.18)
Total dividends and distributions	(0.75)	(1.28)	(0.26)	(0.54)	(0.44)
Net asset value, end of year	$10.66	$11.24	$13.06	$11.28	$11.17
Total Return(b):	2.02%	(4.87)%	18.43%	5.73%	4.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$22	$15	$13	$12
Average net assets (000)	$21	$18	$14	$12	$45
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%	0.25%	0.25%	0.25%
Expenses before waivers and/or expense reimbursement	14.42%	21.59%	48.41%	109.74%	26.16%
Net investment income (loss)	4.49%	4.24%	1.68%	1.99%	2.04%
Portfolio turnover rate(d)	26%	58%	44%	57%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 111

Prudential Day One 2025 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.25	$13.07	$11.28	$11.17	$11.19
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.49	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.02)	1.84	0.41	0.19
Total from investment operations	0.17	(0.53)	2.06	0.65	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.82)	(0.17)	(0.27)	(0.27)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)	(0.27)	(0.18)
Total dividends and distributions	(0.76)	(1.29)	(0.27)	(0.54)	(0.45)
Net asset value, end of year	$10.66	$11.25	$13.07	$11.28	$11.17
Total Return(b):	2.04%	(4.77)%	18.53%	5.90%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$727	$606	$266	$160	$295
Average net assets (000)	$647	$425	$197	$238	$71
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%	0.15%	0.16%	0.14%
Expenses before waivers and/or expense reimbursement	0.89%	1.24%	3.68%	6.04%	16.90%
Net investment income (loss)	4.15%	4.12%	1.85%	2.12%	2.21%
Portfolio turnover rate(d)	26%	58%	44%	57%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2025 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023	2022	2021		2020		2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$11.27	$13.10	$11.30		$11.19		$11.21
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.56	0.24		0.23		0.27
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.08)	1.85		0.44		0.17
Total from investment operations	0.19	(0.52)	2.09		0.67		0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.84)	(0.19)		(0.29)		(0.28)
Distributions from net realized gains	(0.31)	(0.47)	(0.10)		(0.27)		(0.18)
Total dividends and distributions	(0.77)	(1.31)	(0.29)		(0.56)		(0.46)
Net asset value, end of year	$10.69	$11.27	$13.10		$11.30		$11.19
Total Return(b) :	2.29%	(4.70)%	18.75%		5.96%		4.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,674	$71,290	$80,212		$62,135		$40,932
Average net assets (000)	$64,956	$82,904	$79,030		$47,867		$35,028
Ratios to average net assets(c) :
Expenses after waivers and/or expense reimbursement(d)	0.01%	0.00%	0.00%		0.00%		0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.01%	0.01%	0.00	%(e)	(0.00	)%(e)	(0.01)%
Expenses before waivers and/or expense reimbursement	0.26%	0.19%	0.20%		0.40%		0.51%
Net investment income (loss)	4.31%	4.62%	1.94%		2.09%		2.52%
Portfolio turnover rate(f)	26%	58%	44%		57%		35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Amount rounds to zero.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 113

Prudential Day One 2030 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 93.7%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 32.9%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	101,933	$1,354,692
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	634,675	12,065,166
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	141,993	1,462,525
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	387,956	6,696,124

		21,578,507

Fixed Income — 43.5%
PGIM Core Conservative Bond Fund (Class R6)	551,046	4,711,446
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	508,204	3,664,147
PGIM TIPS Fund (Class R6)	1,279,473	10,875,521
PGIM Total Return Bond Fund (Class R6)	786,823	9,308,111

		28,559,225

International Equity — 17.3%
PGIM Global Real Estate Fund (Class R6)	211,165	3,944,561
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	57,803	654,903
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	497,374	6,739,414

		11,338,878

TOTAL LONG-TERM INVESTMENTS (cost $56,439,688)		61,476,610

SHORT-TERM INVESTMENT 6.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,159,383)	4,159,383	4,159,383

TOTAL INVESTMENTS 100.1% (cost $60,599,071)(wd)		65,635,993
Liabilities in excess of other assets (0.1)%		(52,292)

NET ASSETS 100.0%		$65,583,701

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd) PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity.	$21,578,507	$—	$—
Fixed Income.	28,559,225	—	—
International Equity	11,338,878	—	—
Short-Term Investment
Affiliated Mutual Fund	4,159,383	—	—

Total	$65,635,993	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Fixed Income	43.5%	International Equity	17.3%
Domestic Equity	32.9	Short Term	6.4

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 115

Prudential Day One 2030 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $60,599,071)	$65,635,993
Receivable for investments sold	166,039
Receivable for Fund shares sold	18,398
Due from Manager	12,870
Prepaid expenses	94

Total Assets	65,833,394

Liabilities
Payable for investments purchased	180,872
Custodian and accounting fees payable	30,705
Audit fee payable	17,499
Accrued expenses and other liabilities	10,335
Professional fees payable	5,259
Payable for Fund shares purchased	3,513
Trustees’ fees payable	857
Affiliated transfer agent fee payable	428
Distribution fee payable	225

Total Liabilities	249,693

Net Assets	$65,583,701

Net assets were comprised of:
Shares of beneficial interest, at par	$5,774
Paid-in capital in excess of par	64,451,997
Total distributable earnings (loss)	1,125,930

Net assets, July 31, 2023	$65,583,701

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($69,315 ÷ 6,139 shares of beneficial interest issued and outstanding)	$11.29

Class R2

Net asset value, offering price and redemption price per share, ($317,512 ÷ 28,043 shares of beneficial interest issued and outstanding)	$11.32

Class R3

Net asset value, offering price and redemption price per share, ($1,562,970 ÷ 138,018 shares of beneficial interest issued and outstanding)	$11.32

Class R4

Net asset value, offering price and redemption price per share, ($37,348 ÷ 3,303 shares of beneficial interest issued and outstanding)	$11.31

Class R5

Net asset value, offering price and redemption price per share, ($4,311,642 ÷ 380,325 shares of beneficial interest issued and outstanding)	$11.34

Class R6

Net asset value, offering price and redemption price per share, ($59,284,914 ÷ 5,218,240 shares of beneficial interest issued and outstanding)	$11.36

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 117

Prudential Day One 2030 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$2,612,747

Expenses
Management fee	13,148
Distribution fee(a)	2,435
Shareholder servicing fees(a)	85
Custodian and accounting fees	60,526
Professional fees	33,336
Registration fees(a)	18,179
Audit fee	17,500
Shareholders’ reports	14,148
Trustees’ fees	10,824
Transfer agent’s fees and expenses (including affiliated expense of $2,569)(a)	10,176
Fund data services	10,160
Miscellaneous	7,568

Total expenses	198,085
Less: Fee waiver and/or expense reimbursement(a)	(186,115)

Net expenses	11,970

Net investment income (loss)	2,600,777

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(844,878)
Net capital gain distributions received	992,911

148,033

Net change in unrealized appreciation (depreciation) on investments	(652,590)

Net gain (loss) on investment transactions	(504,557)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,096,220

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	312	747	1,376	—	—	—
Shareholder servicing fees	48	18	—	19	—	—
Registration fees	2,913	3,413	2,913	2,913	2,913	3,114
Transfer agent’s fees and expenses	236	693	24	114	6,614	2,495
Fee waiver and/or expense reimbursement	(3,201)	(4,142)	(3,505)	(3,047)	(13,721)	(158,499)

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,600,777	$3,460,920
Net realized gain (loss) on investment transactions	(844,878)	(902,373)
Net capital gain distributions received	992,911	5,457,059
Net change in unrealized appreciation (depreciation) on investments	(652,590)	(12,500,339)

Net increase (decrease) in net assets resulting from operations	2,096,220	(4,484,733)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(4,803)	(4,666)
Class R2	(23,953)	(625,131)
Class R3	(109,021)	(114,735)
Class R4	(3,094)	(2,155)
Class R5	(321,515)	(327,886)
Class R6	(5,191,158)	(6,412,830)

	(5,653,544)	(7,487,403)

Fund share transactions
Net proceeds from shares sold	4,515,739	17,485,548
Net asset value of shares issued in reinvestment of dividends and distributions	5,653,544	7,487,403
Cost of shares purchased	(12,317,579)	(27,641,160)

Net increase (decrease) in net assets from Fund share transactions	(2,148,296)	(2,668,209)

Total increase (decrease)	(5,705,620)	(14,640,345)

Net Assets:

Beginning of year	71,289,321	85,929,666

End of year	$65,583,701	$71,289,321

See Notes to Financial Statements.

Prudential Day One Funds 119

Prudential Day One 2030 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.92	$13.72	$11.48	$11.45	$11.53
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.43	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.09)	(1.15)	2.32	0.41	0.13
Total from investment operations	0.26	(0.72)	2.45	0.58	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.79)	(0.11)	(0.20)	(0.22)
Distributions from net realized gains	(0.49)	(0.29)	(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.89)	(1.08)	(0.21)	(0.55)	(0.39)
Net asset value, end of year	$11.29	$11.92	$13.72	$11.48	$11.45
Total Return(b):	2.88%	(5.94)%	21.50%	5.04%	3.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$69	$59	$55	$38	$33
Average net assets (000)	$62	$58	$48	$36	$30
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.74%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	5.88%	7.42%	14.75%	37.24%	40.10%
Net investment income (loss)	3.17%	3.37%	1.05%	1.54%	1.62%
Portfolio turnover rate(d)	29%	56%	46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.95	$13.74	$11.50	$11.47	$11.55
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.58	0.16	0.16	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.09)	(1.26)	2.31	0.45	0.13
Total from investment operations	0.29	(0.68)	2.47	0.61	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.82)	(0.13)	(0.23)	(0.25)
Distributions from net realized gains	(0.49)	(0.29)	(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.92)	(1.11)	(0.23)	(0.58)	(0.42)
Net asset value, end of year	$11.32	$11.95	$13.74	$11.50	$11.47
Total Return(b):	3.11%	(5.69)%	21.83%	5.29%	3.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$318	$299	$7,308	$4,896	$3,404
Average net assets (000)	$299	$5,088	$6,013	$4,148	$3,149
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.50%	0.49%	0.49%	0.49%	0.49%
Expenses before waivers and/or expense reimbursement	1.89%	0.76%	0.84%	1.25%	1.40%
Net investment income (loss)	3.44%	4.39%	1.29%	1.42%	1.87%
Portfolio turnover rate(d)	29%	56%	46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 121

Prudential Day One 2030 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.95	$13.75	$11.50	$11.47	$11.55
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.47	0.18	0.19	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.09)	(1.13)	2.32	0.44	0.15
Total from investment operations	0.31	(0.66)	2.50	0.63	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.85)	(0.15)	(0.25)	(0.27)
Distributions from net realized gains	(0.49)	(0.29)	(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.94)	(1.14)	(0.25)	(0.60)	(0.44)
Net asset value, end of year	$11.32	$11.95	$13.75	$11.50	$11.47
Total Return(b):	3.32%	(5.55)%	22.00%	5.44%	3.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,563	$1,341	$3,414	$2,416	$1,349
Average net assets (000)	$1,376	$1,397	$2,857	$1,832	$1,018
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.32%	0.35%	0.34%	0.34%	0.34%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.78%	1.50%	2.03%
Net investment income (loss)	3.58%	3.71%	1.45%	1.67%	1.93%
Portfolio turnover rate(d)	29%	56%	46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.94	$13.74	$11.49	$11.46	$11.56
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.48	0.19	0.23	0.29
Net realized and unrealized gain (loss) on investment transactions	(0.11)	(1.13)	2.32	0.41	0.06
Total from investment operations	0.32	(0.65)	2.51	0.64	0.35
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.86)	(0.16)	(0.26)	(0.28)
Distributions from net realized gains	(0.49)	(0.29)	(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.95)	(1.15)	(0.26)	(0.61)	(0.45)
Net asset value, end of year	$11.31	$11.94	$13.74	$11.49	$11.46
Total Return(b):	3.44%	(5.47)%	22.12%	5.58%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37	$31	$22	$14	$12
Average net assets (000)	$32	$26	$18	$12	$483
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.25%	0.25%	0.24%	0.24%	0.25%
Expenses before waivers and/or expense reimbursement	9.71%	14.46%	37.53%	106.51%	3.30%
Net investment income (loss)	3.92%	3.79%	1.54%	2.01%	2.58%
Portfolio turnover rate(d)	29%	56%	46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 123

Prudential Day One 2030 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.97	$13.77	$11.52	$11.48	$11.57
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.51	0.21	0.25	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.09)	(1.15)	2.31	0.41	0.12
Total from investment operations	0.33	(0.64)	2.52	0.66	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.87)	(0.17)	(0.27)	(0.29)
Distributions from net realized gains	(0.49)	(0.29)	(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.96)	(1.16)	(0.27)	(0.62)	(0.46)
Net asset value, end of year	$11.34	$11.97	$13.77	$11.52	$11.48
Total Return(b):	3.55%	(5.36)%	22.18%	5.73%	3.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,312	$3,921	$3,877	$3,222	$3,012
Average net assets (000)	$3,932	$3,888	$3,548	$3,087	$2,785
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.14%	0.14%	0.14%
Expenses before waivers and/or expense reimbursement	0.50%	0.44%	0.55%	1.00%	1.10%
Net investment income (loss)	3.75%	3.94%	1.66%	2.19%	2.21%
Portfolio turnover rate(d)	29%	56%	46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2030 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.00		$13.80		$11.54	$11.50	$11.59
Income (loss) from investment operations:
Net investment income (loss)	0.44		0.53		0.23	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.10)		(1.15)		2.32	0.44	0.14
Total from investment operations	0.34		(0.62)		2.55	0.68	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.49)		(0.89)		(0.19)	(0.29)	(0.31)
Distributions from net realized gains	(0.49)		(0.29)		(0.10)	(0.35)	(0.17)
Total dividends and distributions	(0.98)		(1.18)		(0.29)	(0.64)	(0.48)
Net asset value, end of year	$11.36		$12.00		$13.80	$11.54	$11.50
Total Return(b):	3.63%		(5.20)%		22.40%	5.87%	3.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,285		$65,639		$71,254	$51,305	$36,517
Average net assets (000)	$60,037		$73,198		$68,119	$40,094	$29,867
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%		0.00%		0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.00	%(e)	(0.00	)%(e)	(0.01)%	(0.01)%	(0.01)%
Expenses before waivers and/or expense reimbursement	0.26%		0.20%		0.22%	0.46%	0.57%
Net investment income (loss)	3.98%		4.14%		1.79%	2.13%	2.25%
Portfolio turnover rate(f)	29%		56%		46%	55%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Amount rounds to zero.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 125

Prudential Day One 2035 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 96.1%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 40.6%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	119,740	$1,591,346
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	577,542	10,979,081
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	173,853	1,790,691
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	394,407	6,807,467

		21,168,585

Fixed Income — 33.7%
PGIM Core Conservative Bond Fund (Class R6)	340,636	2,912,435
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	360,633	2,600,167
PGIM TIPS Fund (Class R6)	698,354	5,936,008
PGIM Total Return Bond Fund (Class R6)	519,660	6,147,573

		17,596,183

International Equity — 21.8%
PGIM Global Real Estate Fund (Class R6)	156,646	2,926,145
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	147,008	1,665,599
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	498,925	6,760,435

		11,352,179

TOTAL LONG-TERM INVESTMENTS (cost $44,529,449)		50,116,947

SHORT-TERM INVESTMENT 4.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,068,404)	2,068,404	2,068,404

TOTAL INVESTMENTS 100.1% (cost $46,597,853)(wd)		52,185,351
Liabilities in excess of other assets (0.1)%		(49,339)

NET ASSETS 100.0%		$52,136,012

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$21,168,585	$—	$—
Fixed Income	17,596,183	—	—
International Equity	11,352,179	—	—
Short-Term Investment
Affiliated Mutual Fund	2,068,404	—	—

Total	$52,185,351	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	40.6%	International Equity	21.8%
Fixed Income	33.7	Short Term	4.0

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 127

Prudential Day One 2035 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $46,597,853)	$52,185,351
Receivable for investments sold	130,120
Due from Manager	16,668
Receivable for Fund shares sold	9,814
Prepaid expenses	86

Total Assets	52,342,039

Liabilities
Payable for investments purchased	90,823
Payable for Fund shares purchased	50,713
Custodian and accounting fees payable	31,003
Audit fee payable	17,500
Accrued expenses and other liabilities	9,374
Shareholders’ reports fee payable	5,208
Trustees’ fees payable	947
Affiliated transfer agent fee payable	380
Distribution fee payable	79

Total Liabilities	206,027

Net Assets	$52,136,012

Net assets were comprised of:
Shares of beneficial interest, at par	$4,535
Paid-in capital in excess of par	49,103,181
Total distributable earnings (loss)	3,028,296

Net assets, July 31, 2023	$52,136,012

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($33,905 ÷ 2,966 shares of beneficial interest issued and outstanding)	$11.43

Class R2

Net asset value, offering price and redemption price per share, ($147,153 ÷ 12,854 shares of beneficial interest issued and outstanding)	$11.45

Class R3

Net asset value, offering price and redemption price per share, ($429,419 ÷ 37,428 shares of beneficial interest issued and outstanding)	$11.47

Class R4

Net asset value, offering price and redemption price per share, ($16,132 ÷ 1,404 shares of beneficial interest issued and outstanding)	$11.49

Class R5

Net asset value, offering price and redemption price per share, ($866,045 ÷ 75,410 shares of beneficial interest issued and outstanding)	$11.48

Class R6

Net asset value, offering price and redemption price per share, ($50,643,358 ÷ 4,404,935 shares of beneficial interest issued and outstanding)	$11.50

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 129

Prudential Day One 2035 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$1,689,264

Expenses
Management fee	9,639
Distribution fee(a)	1,011
Shareholder servicing fees(a)	113
Custodian and accounting fees	60,887
Professional fees	32,863
Registration fees(a)	19,735
Audit fee	17,500
Shareholders’ reports	13,584
Trustees’ fees	10,187
Fund data services	10,160
Transfer agent’s fees and expenses (including affiliated expense of $2,376)(a)	4,867
Miscellaneous	8,123

Total expenses	188,669
Less: Fee waiver and/or expense reimbursement(a)	(195,187)

Net expenses	(6,518)

Net investment income (loss)	1,695,782

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(711,568)
Net capital gain distributions received	898,151

186,583

Net change in unrealized appreciation (depreciation) on investments	798,048

Net gain (loss) on investment transactions	984,631

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,680,413

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	156	516	339	—	—	—
Shareholder servicing fees	3	110	—	—	—	—
Registration fees	2,905	3,006	2,906	2,906	2,906	5,106
Transfer agent’s fees and expenses	170	1,013	30	30	1,236	2,388
Fee waiver and/or expense reimbursement	(3,112)	(4,321)	(3,314)	(2,952)	(5,543)	(175,945)

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,695,782	$2,100,236
Net realized gain (loss) on investment transactions	(711,568)	753,082
Net capital gain distributions received	898,151	4,042,769
Net change in unrealized appreciation (depreciation) on investments	798,048	(10,560,948)

Net increase (decrease) in net assets resulting from operations	2,680,413	(3,664,861)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(2,086)	(3,686)
Class R2	(7,734)	(63,858)
Class R3	(22,868)	(31,195)
Class R4	(1,075)	(1,959)
Class R5	(44,097)	(43,940)
Class R6	(3,482,425)	(6,732,940)

	(3,560,285)	(6,877,578)

Fund share transactions
Net proceeds from shares sold	6,942,684	11,175,683
Net asset value of shares issued in reinvestment of dividends and distributions	3,560,285	6,877,578
Cost of shares purchased	(6,686,238)	(22,420,206)

Net increase (decrease) in net assets from Fund share transactions	3,816,731	(4,366,945)

Total increase (decrease)	2,936,859	(14,909,384)

Net Assets:

Beginning of year	49,199,153	64,108,537

End of year	$52,136,012	$49,199,153

See Notes to Financial Statements.

Prudential Day One Funds 131

Prudential Day One 2035 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.73	$14.14	$11.47	$11.42	$11.68
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.39	0.12	0.16	0.12
Net realized and unrealized gain (loss) on investment transactions	0.17	(1.17)	2.76	0.41	0.11
Total from investment operations	0.47	(0.78)	2.88	0.57	0.23
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.86)	(0.11)	(0.18)	(0.23)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.77)	(1.63)	(0.21)	(0.52)	(0.49)
Net asset value, end of year	$11.43	$11.73	$14.14	$11.47	$11.42
Total Return(b):	4.69%	(6.67)%	25.33%	4.94%	2.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34	$31	$32	$25	$24
Average net assets (000)	$31	$31	$29	$24	$17
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.73%	0.72%	0.72%
Expenses before waivers and/or expense reimbursement	10.74%	13.02%	29.33%	56.33%	70.38%
Net investment income (loss)	2.77%	3.02%	0.91%	1.44%	1.03%
Portfolio turnover rate(d)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.75	$14.15	$11.48	$11.43	$11.69
Income (loss) from investment operations:
Net investment income (loss)	0.24 (b)	0.42	0.15	0.19	0.18
Net realized and unrealized gain (loss) on investment transactions	0.26 (c)	(1.16)	2.76	0.41	0.07
Total from investment operations	0.50	(0.74)	2.91	0.60	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.89)	(0.14)	(0.21)	(0.25)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.80)	(1.66)	(0.24)	(0.55)	(0.51)
Net asset value, end of year	$11.45	$11.75	$14.15	$11.48	$11.43
Total Return(d):	4.96%	(6.36)%	25.59%	5.20%	2.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$147	$546	$526	$324	$353
Average net assets (000)	$207	$535	$409	$359	$340
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.48%	0.47%	0.47%
Expenses before waivers and/or expense reimbursement	2.57%	1.80%	2.54%	4.84%	4.85%
Net investment income (loss)	2.14%	3.25%	1.13%	1.66%	1.60%
Portfolio turnover rate(f)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 133

Prudential Day One 2035 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.77	$14.18	$11.50	$11.45	$11.71
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.30	0.17	0.20	0.20
Net realized and unrealized gain (loss) on investment transactions	0.17	(1.03)	2.76	0.42	0.07
Total from investment operations	0.51	(0.73)	2.93	0.62	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.91)	(0.15)	(0.23)	(0.27)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.81)	(1.68)	(0.25)	(0.57)	(0.53)
Net asset value, end of year	$11.47	$11.77	$14.18	$11.50	$11.45
Total Return(b):	5.13%	(6.29)%	25.80%	5.34%	3.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$429	$303	$9,978	$7,298	$6,271
Average net assets (000)	$339	$463	$8,548	$6,663	$5,850
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.33%	0.33%	0.33%	0.32%	0.32%
Expenses before waivers and/or expense reimbursement	1.31%	1.36%	0.70%	1.11%	1.31%
Net investment income (loss)	3.10%	2.36%	1.30%	1.82%	1.83%
Portfolio turnover rate(d)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.79	$14.20	$11.51	$11.46	$11.72
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.46	0.18	0.22	0.31
Net realized and unrealized gain (loss) on investment transactions	0.17	(1.17)	2.78	0.41	(0.03)
Total from investment operations	0.53	(0.71)	2.96	0.63	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.93)	(0.17)	(0.24)	(0.28)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.83)	(1.70)	(0.27)	(0.58)	(0.54)
Net asset value, end of year	$11.49	$11.79	$14.20	$11.51	$11.46
Total Return(b):	5.24%	(6.17)%	25.98%	5.43%	3.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16	$15	$16	$13	$12
Average net assets (000)	$15	$16	$15	$12	$28
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.23%	0.23%	0.23%	0.22%	0.21%
Expenses before waivers and/or expense reimbursement	19.92%	23.52%	44.91%	106.41%	41.69%
Net investment income (loss)	3.28%	3.53%	1.41%	1.94%	2.78%
Portfolio turnover rate(d)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 135

Prudential Day One 2035 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.79	$14.20	$11.51	$11.45	$11.72
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.43	0.19	0.20	0.24
Net realized and unrealized gain (loss) on investment transactions	0.18	(1.13)	2.78	0.45	0.05
Total from investment operations	0.53	(0.70)	2.97	0.65	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.94)	(0.18)	(0.25)	(0.30)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.84)	(1.71)	(0.28)	(0.59)	(0.56)
Net asset value, end of year	$11.48	$11.79	$14.20	$11.51	$11.45
Total Return(b):	5.26%	(6.08)%	26.09%	5.62%	3.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$866	$542	$314	$147	$95
Average net assets (000)	$658	$408	$219	$122	$69
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.13%	0.13%	0.13%	0.12%	0.12%
Expenses before waivers and/or expense reimbursement	0.97%	1.35%	3.46%	11.56%	17.68%
Net investment income (loss)	3.21%	3.38%	1.47%	1.81%	2.16%
Portfolio turnover rate(d)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2035 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$11.80	$14.21	$11.52	$11.46	$11.74
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.49	0.21	0.22	0.24
Net realized and unrealized gain (loss) on investment transactions	0.17	(1.17)	2.77	0.45	0.05
Total from investment operations	0.56	(0.68)	2.98	0.67	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.96)	(0.19)	(0.27)	(0.31)
Distributions from net realized gains	(0.48)	(0.77)	(0.10)	(0.34)	(0.26)
Total dividends and distributions	(0.86)	(1.73)	(0.29)	(0.61)	(0.57)
Net asset value, end of year	$11.50	$11.80	$14.21	$11.52	$11.46
Total Return(b) :	5.52%	(5.94)%	26.25%	5.77%	3.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,643	$47,761	$53,243	$42,659	$24,312
Average net assets (000)	$46,943	$54,250	$52,063	$28,765	$20,031
Ratios to average net assets(c) :
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.02)%	(0.02)%	(0.02)%	(0.03)%	(0.03)%
Expenses before waivers and/or expense reimbursement	0.35%	0.28%	0.28%	0.61%	0.81%
Net investment income (loss)	3.53%	3.79%	1.66%	1.99%	2.14%
Portfolio turnover rate(e)	29%	52%	45%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 137

Prudential Day One 2040 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 45.7%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	132,790	$1,764,777
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	550,167	10,458,671
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	230,624	2,375,424
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	385,996	6,662,293

		21,261,165

Fixed Income — 27.0%
PGIM Core Conservative Bond Fund (Class R6)	256,447	2,192,619
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	321,440	2,317,583
PGIM TIPS Fund (Class R6)	425,891	3,620,072
PGIM Total Return Bond Fund (Class R6)	371,723	4,397,484

		12,527,758

International Equity — 26.0%
PGIM Global Real Estate Fund (Class R6)	124,661	2,328,671
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	204,736	2,319,657
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	549,378	7,444,076

		12,092,404

TOTAL LONG-TERM INVESTMENTS (cost $39,664,048)		45,881,327

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $641,764)	641,764	641,764

TOTAL INVESTMENTS 100.1% (cost $40,305,812)(wd)		46,523,091
Liabilities in excess of other assets (0.1)%		(47,286)

NET ASSETS 100.0%		$46,475,805

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$21,261,165	$—	$—
Fixed Income	12,527,758	—	—
International Equity	12,092,404	—	—
Short-Term Investment
Affiliated Mutual Fund	641,764	—	—

Total	$46,523,091	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	45.7%	International Equity	26.0%
Fixed Income	27.0	Short Term	1.4

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 139

Prudential Day One 2040 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $40,305,812)	$46,523,091
Receivable for investments sold	82,699
Due from Manager	17,370
Receivable for Fund shares sold	12,477
Prepaid expenses	86

Total Assets	46,635,723

Liabilities
Payable for investments purchased	93,852
Custodian and accounting fees payable	30,703
Audit fee payable	17,500
Professional fees payable	5,833
Accrued expenses and other liabilities	5,684
Shareholders’ reports fee payable	4,625
Trustees’ fees payable	840
Affiliated transfer agent fee payable	390
Payable for Fund shares purchased	360
Distribution fee payable	131

Total Liabilities	159,918

Net Assets	$46,475,805

Net assets were comprised of:
Shares of beneficial interest, at par	$3,826
Paid-in capital in excess of par	42,452,371
Total distributable earnings (loss)	4,019,608

Net assets, July 31, 2023	$46,475,805

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($51,629 ÷ 4,277 shares of beneficial interest issued and outstanding)	$12.07

Class R2

Net asset value, offering price and redemption price per share, ($238,027 ÷ 19,672 shares of beneficial interest issued and outstanding)	$12.10

Class R3

Net asset value, offering price and redemption price per share, ($722,019 ÷ 59,602 shares of beneficial interest issued and outstanding)	$12.11

Class R4

Net asset value, offering price and redemption price per share, ($67,125 ÷ 5,535 shares of beneficial interest issued and outstanding)	$12.13

Class R5

Net asset value, offering price and redemption price per share, ($7,404,258 ÷ 610,125 shares of beneficial interest issued and outstanding)	$12.14

Class R6

Net asset value, offering price and redemption price per share, ($37,992,747 ÷ 3,126,860 shares of beneficial interest issued and outstanding)	$12.15

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 141

Prudential Day One 2040 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$1,455,341

Expenses
Management fee	8,910
Distribution fee(a)	1,342
Shareholder servicing fees(a)	142
Custodian and accounting fees	60,495
Professional fees	33,525
Registration fees(a)	18,131
Audit fee	17,500
Shareholders’ reports	13,594
Transfer agent’s fees and expenses (including affiliated expense of $2,383)(a)	13,573
Fund data services	10,160
Trustees’ fees	10,023
Miscellaneous	8,048

Total expenses	195,443
Less: Fee waiver and/or expense reimbursement(a)	(202,767)

Net expenses	(7,324)

Net investment income (loss)	1,462,665

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(558,940)
Net capital gain distributions received	1,025,759

466,819

Net change in unrealized appreciation (depreciation) on investments	1,095,367

Net gain (loss) on investment transactions	1,562,186

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,024,851

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	220	481	641	—	—	—
Shareholder servicing fees	28	69	—	45	—	—
Registration fees	2,905	3,405	2,905	2,905	2,905	3,106
Transfer agent’s fees and expenses	202	877	33	156	10,149	2,156
Fee waiver and/or expense reimbursement	(3,208)	(4,672)	(3,984)	(3,203)	(30,655)	(157,045)

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,462,665	$2,058,759
Net realized gain (loss) on investment transactions	(558,940)	(402,809)
Net capital gain distributions received	1,025,759	4,687,103
Net change in unrealized appreciation (depreciation) on investments	1,095,367	(10,111,836)

Net increase (decrease) in net assets resulting from operations	3,024,851	(3,768,783)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(3,352)	(3,376)
Class R2	(14,361)	(602,390)
Class R3	(50,923)	(57,666)
Class R4	(5,003)	(3,749)
Class R5	(544,043)	(689,048)
Class R6	(3,173,946)	(4,467,114)

	(3,791,628)	(5,823,343)

Fund share transactions
Net proceeds from shares sold	5,436,207	12,328,455
Net asset value of shares issued in reinvestment of dividends and distributions	3,791,628	5,823,291
Cost of shares purchased	(7,368,139)	(23,320,467)

Net increase (decrease) in net assets from Fund share transactions	1,859,696	(5,168,721)

Total increase (decrease)	1,092,919	(14,760,847)

Net Assets:

Beginning of year	45,382,886	60,143,733

End of year	$46,475,805	$45,382,886

See Notes to Financial Statements.

Prudential Day One Funds 143

Prudential Day One 2040 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.34	$14.54	$11.53	$11.61	$11.83
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.38	0.10	0.14	0.15
Net realized and unrealized gain (loss) on investment transactions	0.37	(1.26)	3.11	0.33	0.05
Total from investment operations	0.66	(0.88)	3.21	0.47	0.20
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.91)	(0.11)	(0.18)	(0.24)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(0.93)	(1.32)	(0.20)	(0.55)	(0.42)
Net asset value, end of year	$12.07	$12.34	$14.54	$11.53	$11.61
Total Return(b):	6.22%	(7.02)%	28.07%	3.95%	2.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52	$39	$34	$22	$16
Average net assets (000)	$44	$37	$28	$18	$14
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.69%	0.69%	0.70%
Expenses before waivers and/or expense reimbursement	7.99%	11.02%	24.36%	73.98%	83.37%
Net investment income (loss)	2.49%	2.81%	0.78%	1.29%	1.31%
Portfolio turnover rate(d)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.36	$14.57	$11.55	$11.63	$11.84
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.59	0.14	0.18	0.17
Net realized and unrealized gain (loss) on investment transactions	0.38	(1.45)	3.11	0.32	0.07
Total from investment operations	0.69	(0.86)	3.25	0.50	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.94)	(0.14)	(0.21)	(0.27)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(0.95)	(1.35)	(0.23)	(0.58)	(0.45)
Net asset value, end of year	$12.10	$12.36	$14.57	$11.55	$11.63
Total Return(b):	6.52%	(6.85)%	28.40%	4.18%	2.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$238	$169	$5,733	$3,501	$2,424
Average net assets (000)	$192	$4,165	$4,508	$2,845	$1,689
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.45%	0.45%	0.44%	0.44%	0.45%
Expenses before waivers and/or expense reimbursement	2.88%	0.83%	0.94%	1.61%	2.02%
Net investment income (loss)	2.66%	4.25%	1.02%	1.57%	1.50%
Portfolio turnover rate(d)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 145

Prudential Day One 2040 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.38	$14.59	$11.57	$11.64	$11.86
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.40	0.16	0.19	0.16
Net realized and unrealized gain (loss) on investment transactions	0.38	(1.23)	3.11	0.34	0.09
Total from investment operations	0.71	(0.83)	3.27	0.53	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.97)	(0.16)	(0.23)	(0.29)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(0.98)	(1.38)	(0.25)	(0.60)	(0.47)
Net asset value, end of year	$12.11	$12.38	$14.59	$11.57	$11.64
Total Return(b):	6.67%	(6.69)%	28.52%	4.42%	2.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$722	$627	$3,617	$2,187	$1,491
Average net assets (000)	$641	$662	$2,996	$1,720	$915
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.30%	0.30%	0.29%	0.29%	0.30%
Expenses before waivers and/or expense reimbursement	0.92%	0.95%	0.85%	1.76%	2.43%
Net investment income (loss)	2.90%	3.00%	1.23%	1.69%	1.42%
Portfolio turnover rate(d)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.40	$14.60	$11.58	$11.65	$11.87
Income (loss) from investment operations:
Net investment income (loss)	0.36 (b)	0.42	0.17	0.21	0.25
Net realized and unrealized gain (loss) on investment transactions	0.36 (c)	(1.23)	3.11	0.33	0.01
Total from investment operations	0.72	(0.81)	3.28	0.54	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.98)	(0.17)	(0.24)	(0.30)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(0.99)	(1.39)	(0.26)	(0.61)	(0.48)
Net asset value, end of year	$12.13	$12.40	$14.60	$11.58	$11.65
Total Return(d):	6.77%	(6.53)%	28.61%	4.52%	2.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$67	$50	$34	$17	$12
Average net assets (000)	$59	$42	$26	$13	$35
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.20%	0.20%	0.19%	0.19%	0.20%
Expenses before waivers and/or expense reimbursement	5.64%	9.44%	26.10%	98.42%	33.44%
Net investment income (loss)	3.08%	3.13%	1.25%	1.84%	2.14%
Portfolio turnover rate(f)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 147

Prudential Day One 2040 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.41	$14.61	$11.58	$11.65	$11.88
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.47	0.18	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions	0.37	(1.27)	3.12	0.31	0.04
Total from investment operations	0.73	(0.80)	3.30	0.55	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.99)	(0.18)	(0.25)	(0.31)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(1.00)	(1.40)	(0.27)	(0.62)	(0.49)
Net asset value, end of year	$12.14	$12.41	$14.61	$11.58	$11.65
Total Return(b):	6.89%	(6.43)%	28.81%	4.61%	2.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,404	$6,697	$7,393	$6,114	$6,056
Average net assets (000)	$6,691	$7,073	$6,748	$5,963	$5,822
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.10%	0.10%	0.09%	0.09%	0.10%
Expenses before waivers and/or expense reimbursement	0.56%	0.46%	0.53%	1.01%	1.18%
Net investment income (loss)	3.10%	3.43%	1.39%	2.09%	1.94%
Portfolio turnover rate(d)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2040 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.42	$14.63	$11.59	$11.66	$11.89
Income (loss) from investment operations:
Net investment income (loss)	0.39 (b)	0.49	0.20	0.22	0.23
Net realized and unrealized gain (loss) on investment transactions	0.36 (c)	(1.27)	3.13	0.35	0.05
Total from investment operations	0.75	(0.78)	3.33	0.57	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(1.02)	(0.20)	(0.27)	(0.33)
Distributions from net realized gains	(0.61)	(0.41)	(0.09)	(0.37)	(0.18)
Total dividends and distributions	(1.02)	(1.43)	(0.29)	(0.64)	(0.51)
Net asset value, end of year	$12.15	$12.42	$14.63	$11.59	$11.66
Total Return(d):	7.06%	(6.35)%	29.05%	4.67%	3.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,993	$37,802	$43,332	$31,333	$17,752
Average net assets (000)	$36,923	$45,103	$41,893	$20,948	$15,067
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.05)%	(0.05)%	(0.06)%	(0.06)%	(0.05)%
Expenses before waivers and/or expense reimbursement	0.38%	0.27%	0.30%	0.70%	0.91%
Net investment income (loss)	3.33%	3.58%	1.54%	1.96%	2.01%
Portfolio turnover rate(g)	31%	54%	41%	44%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(f)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 149

Prudential Day One 2045 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 49.2%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	106,995	$1,421,966
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	414,933	7,887,874
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	222,616	2,292,946
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	291,689	5,034,549

		16,637,335

Fixed Income — 20.8%
PGIM Core Conservative Bond Fund (Class R6)	133,974	1,145,476
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	214,928	1,549,634
PGIM TIPS Fund (Class R6)	174,601	1,484,107
PGIM Total Return Bond Fund (Class R6)	239,624	2,834,751

		7,013,968

International Equity — 29.9%
PGIM Global Real Estate Fund (Class R6)	90,606	1,692,527
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	192,252	2,178,210
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	459,943	6,232,226

		10,102,963

TOTAL LONG-TERM INVESTMENTS (cost $28,884,732)		33,754,266

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $77,740)	77,740	77,740

TOTAL INVESTMENTS 100.1% (cost $28,962,472)(wd)		33,832,006
Liabilities in excess of other assets (0.1)%		(49,693)

NET ASSETS 100.0%		$33,782,313

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$16,637,335	$—	$—
Fixed Income	7,013,968	—	—
International Equity	10,102,963	—	—
Short-Term Investment
Affiliated Mutual Fund	77,740	—	—

Total	$33,832,006	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	49.2%	Fixed Income	20.8%
International Equity	29.9	Short Term	0.2

			100.1
		Liabilities in excess of other assets	(0.1)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 151

Prudential Day One 2045 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Affiliated investments (cost $28,962,472)	$33,832,006
Receivable for investments sold	195,269
Due from Manager	13,784
Receivable for Fund shares sold	6,514
Prepaid expenses	71

Total Assets	34,047,644

Liabilities
Payable for investments purchased	201,193
Custodian and accounting fees payable	30,714
Audit fee payable	17,500
Accrued expenses and other liabilities	8,562
Professional fees payable	5,841
Trustees’ fees payable	827
Affiliated transfer agent fee payable	416
Payable for Fund shares purchased	191
Distribution fee payable	87

Total Liabilities	265,331

Net Assets	$33,782,313

Net assets were comprised of:
Shares of beneficial interest, at par	$2,834
Paid-in capital in excess of par	30,655,535
Total distributable earnings (loss)	3,123,944

Net assets, July 31, 2023	$33,782,313

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($16,496 ÷ 1,393 shares of beneficial interest issued and outstanding)	$11.84

Class R2

Net asset value, offering price and redemption price per share, ($374,460 ÷ 31,565 shares of beneficial interest issued and outstanding)	$11.86

Class R3

Net asset value, offering price and redemption price per share, ($26,928 ÷ 2,268 shares of beneficial interest issued and outstanding)	$11.87

Class R4

Net asset value, offering price and redemption price per share, ($60,780 ÷ 5,119 shares of beneficial interest issued and outstanding)	$11.87

Class R5

Net asset value, offering price and redemption price per share, ($969,542 ÷ 81,502 shares of beneficial interest issued and outstanding)	$11.90

Class R6

Net asset value, offering price and redemption price per share, ($32,334,107 ÷ 2,711,986 shares of beneficial interest issued and outstanding)	$11.92

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 153

Prudential Day One 2045 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$910,734

Expenses
Management fee	6,176
Distribution fee(a)	921
Shareholder servicing fees(a)	25
Custodian and accounting fees	60,673
Professional fees	33,515
Registration fees(a)	19,141
Audit fee	17,500
Shareholders’ reports	13,131
Fund data services	10,160
Trustees’ fees	9,904
Transfer agent’s fees and expenses (including affiliated expense of $2,588)(a)	4,971
Miscellaneous	7,915

Total expenses	184,032
Less: Fee waiver and/or expense reimbursement(a)	(201,272)

Net expenses	(17,240)

Net investment income (loss)	927,974

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(435,172)
Net capital gain distributions received	801,368

366,196

Net change in unrealized appreciation (depreciation) on investments	1,316,879

Net gain (loss) on investment transactions	1,683,075

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,611,049

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	75	816	30	—	—	—
Shareholder servicing fees	—	—	1	24	—	—
Registration fees	2,906	3,756	2,906	3,406	2,906	3,261
Transfer agent’s fees and expenses	74	1,006	33	205	1,544	2,109
Fee waiver and/or expense reimbursement	(3,029)	(5,849)	(3,035)	(3,797)	(7,973)	(177,589)

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$927,974	$1,113,782
Net realized gain (loss) on investment transactions	(435,172)	1,202,945
Net capital gain distributions received	801,368	3,024,482
Net change in unrealized appreciation (depreciation) on investments	1,316,879	(8,041,517)

Net increase (decrease) in net assets resulting from operations	2,611,049	(2,700,308)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(956)	(2,362)
Class R2	(20,461)	(45,862)
Class R3	(2,413)	(5,013)
Class R4	(2,730)	(5,548)
Class R5	(52,147)	(93,097)
Class R6	(2,127,813)	(4,631,941)

	(2,206,520)	(4,783,823)

Fund share transactions
Net proceeds from shares sold	4,822,602	7,560,098
Net asset value of shares issued in reinvestment of dividends and distributions	2,206,337	4,783,050
Cost of shares purchased	(4,710,185)	(20,159,482)

Net increase (decrease) in net assets from Fund share transactions	2,318,754	(7,816,334)

Total increase (decrease)	2,723,283	(15,300,465)

Net Assets:

Beginning of year	31,059,030	46,359,495

End of year	$33,782,313	$31,059,030

See Notes to Financial Statements.

Prudential Day One Funds 155

Prudential Day One 2045 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.79	$14.56	$11.34	$11.47	$11.91
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.32	0.09	0.17	0.14
Net realized and unrealized gain (loss) on investment transactions	0.53	(1.25)	3.32	0.27	(0.04)
Total from investment operations	0.78	(0.93)	3.41	0.44	0.10
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.90)	(0.11)	(0.18)	(0.24)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.73)	(1.84)	(0.19)	(0.57)	(0.54)
Net asset value, end of year	$11.84	$11.79	$14.56	$11.34	$11.47
Total Return(b):	7.45%	(7.75)%	30.36%	3.66%	1.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16	$15	$19	$14	$13
Average net assets (000)	$15	$18	$17	$13	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.68%	0.68%	0.69%
Expenses before waivers and/or expense reimbursement	20.73%	21.60%	40.37%	98.28%	96.93%
Net investment income (loss)	2.23%	2.44%	0.69%	1.54%	1.26%
Portfolio turnover rate(d)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.81	$14.59	$11.36	$11.49	$11.94
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.33	0.11	0.03	0.09
Net realized and unrealized gain (loss) on investment transactions	0.55	(1.24)	3.34	0.44	0.03
Total from investment operations	0.81	(0.91)	3.45	0.47	0.12
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.93)	(0.14)	(0.21)	(0.27)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.76)	(1.87)	(0.22)	(0.60)	(0.57)
Net asset value, end of year	$11.86	$11.81	$14.59	$11.36	$11.49
Total Return(b):	7.73%	(7.56)%	30.67%	3.92%	1.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$374	$316	$341	$220	$98
Average net assets (000)	$326	$369	$235	$152	$58
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.43%	0.44%
Expenses before waivers and/or expense reimbursement	2.22%	2.07%	3.78%	10.18%	21.72%
Net investment income (loss)	2.37%	2.53%	0.83%	0.24%	0.78%
Portfolio turnover rate(d)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 157

Prudential Day One 2045 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.82	$14.60	$11.37	$11.50	$11.94
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.07	0.14	0.21	0.18
Net realized and unrealized gain (loss) on investment transactions	0.49	(0.96)	3.33	0.28	(0.03)
Total from investment operations	0.83	(0.89)	3.47	0.49	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.95)	(0.16)	(0.23)	(0.29)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.78)	(1.89)	(0.24)	(0.62)	(0.59)
Net asset value, end of year	$11.87	$11.82	$14.60	$11.37	$11.50
Total Return(b):	7.90%	(7.43)%	30.83%	4.07%	2.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27	$36	$12,568	$8,750	$7,639
Average net assets (000)	$30	$301	$10,686	$7,880	$6,657
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.28%	0.28%	0.28%	0.28%	0.29%
Expenses before waivers and/or expense reimbursement	10.50%	2.13%	0.81%	1.51%	1.80%
Net investment income (loss)	3.08%	0.58%	1.07%	1.90%	1.58%
Portfolio turnover rate(d)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.83	$14.61	$11.37	$11.50	$11.95
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.38	0.16	0.22	0.23
Net realized and unrealized gain (loss) on investment transactions	0.56	(1.25)	3.33	0.28	(0.08)
Total from investment operations	0.83	(0.87)	3.49	0.50	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.97)	(0.17)	(0.24)	(0.30)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.79)	(1.91)	(0.25)	(0.63)	(0.60)
Net asset value, end of year	$11.87	$11.83	$14.61	$11.37	$11.50
Total Return(b):	7.93%	(7.31)%	31.03%	4.19%	2.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61	$46	$42	$32	$31
Average net assets (000)	$48	$42	$37	$30	$217
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18%	0.18%	0.18%	0.18%	0.20%
Expenses before waivers and/or expense reimbursement	8.10%	9.50%	18.71%	44.47%	6.89%
Net investment income (loss)	2.38%	2.88%	1.19%	2.02%	2.01%
Portfolio turnover rate(d)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 159

Prudential Day One 2045 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.85	$14.63	$11.39	$11.51	$11.96
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.39	0.17	0.16	0.18
Net realized and unrealized gain (loss) on investment transactions	0.54	(1.25)	3.33	0.36	(0.02)
Total from investment operations	0.86	(0.86)	3.50	0.52	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.98)	(0.18)	(0.25)	(0.31)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.81)	(1.92)	(0.26)	(0.64)	(0.61)
Net asset value, end of year	$11.90	$11.85	$14.63	$11.39	$11.51
Total Return(b):	8.13%	(7.20)%	31.10%	4.34%	2.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$970	$786	$650	$407	$174
Average net assets (000)	$812	$703	$525	$265	$101
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08%	0.08%	0.08%	0.08%	0.09%
Expenses before waivers and/or expense reimbursement	1.06%	1.11%	1.84%	6.12%	12.95%
Net investment income (loss)	2.83%	2.96%	1.27%	1.48%	1.62%
Portfolio turnover rate(d)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2045 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.87	$14.66	$11.41	$11.53	$11.99
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.42	0.18	0.21	0.22
Net realized and unrealized gain (loss) on investment transactions	0.53	(1.27)	3.35	0.32	(0.05)
Total from investment operations	0.87	(0.85)	3.53	0.53	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(1.00)	(0.20)	(0.26)	(0.33)
Distributions from net realized gains	(0.56)	(0.94)	(0.08)	(0.39)	(0.30)
Total dividends and distributions	(0.82)	(1.94)	(0.28)	(0.65)	(0.63)
Net asset value, end of year	$11.92	$11.87	$14.66	$11.41	$11.53
Total Return(b):	8.28%	(7.12)%	31.31%	4.49%	2.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,334	$29,859	$32,739	$20,178	$9,601
Average net assets (000)	$29,647	$34,127	$28,077	$11,758	$8,229
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.06)%
Expenses before waivers and/or expense reimbursement	0.53%	0.42%	0.42%	1.11%	1.43%
Net investment income (loss)	3.02%	3.17%	1.40%	1.89%	1.99%
Portfolio turnover rate(e)	29%	50%	38%	47%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 161

Prudential Day One 2050 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 52.1%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	78,918	$1,048,822
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	276,511	5,256,477
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	177,029	1,823,404
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	201,055	3,470,217

		11,598,920

Fixed Income — 14.4%
PGIM Core Conservative Bond Fund (Class R6)	41,535	355,122
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	123,125	887,734
PGIM TIPS Fund (Class R6)	41,828	355,535
PGIM Total Return Bond Fund (Class R6)	135,311	1,600,729

		3,199,120

International Equity — 33.4%
PGIM Global Real Estate Fund (Class R6)	59,691	1,115,020
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	150,966	1,710,442
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	340,680	4,616,214

		7,441,676

TOTAL LONG-TERM INVESTMENTS (cost $18,792,447)		22,239,716

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $61,566)	61,566	61,566

TOTAL INVESTMENTS 100.2% (cost $18,854,013)(wd)		22,301,282
Liabilities in excess of other assets (0.2)%		(44,251)

NET ASSETS 100.0%		$22,257,031

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$11,598,920	$—	$—
Fixed Income	3,199,120	—	—
International Equity	7,441,676	—	—
Short-Term Investment
Affiliated Mutual Fund	61,566	—	—

Total	$22,301,282	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assetsas of July 31, 2023 were as follows:

Domestic Equity	52.1%	Fixed Income	14.4%
International Equity	33.4	Short Term	0.3

			100.2
		Liabilities in excess of other assets	(0.2)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 163

Prudential Day One 2050 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $18,854,013)	$22,301,282
Receivable for investments sold	99,698
Due from Manager	20,996
Receivable for Fund shares sold	5,031
Prepaid expenses	71

Total Assets	22,427,078

Liabilities
Payable for investments purchased	95,868
Custodian and accounting fees payable	30,710
Audit fee payable	17,500
Payable for Fund shares purchased	9,336
Shareholders’ reports fee payable	5,323
Professional fees payable	5,119
Accrued expenses and other liabilities	4,828
Trustees’ fees payable	828
Affiliated transfer agent fee payable	417
Distribution fee payable	118

Total Liabilities	170,047

Net Assets	$22,257,031

Net assets were comprised of:
Shares of beneficial interest, at par	$1,784
Paid-in capital in excess of par	19,651,240
Total distributable earnings (loss)	2,604,007

Net assets, July 31, 2023	$22,257,031

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($59,292 ÷ 4,789 shares of beneficial interest issued and outstanding)	$12.38

Class R2

Net asset value, offering price and redemption price per share, ($443,656 ÷ 35,694 shares of beneficial interest issued and outstanding)	$12.43

Class R3

Net asset value, offering price and redemption price per share, ($19,266 ÷ 1,549 shares of beneficial interest issued and outstanding)	$12.44

Class R4

Net asset value, offering price and redemption price per share, ($99,832 ÷ 8,037 shares of beneficial interest issued and outstanding)	$12.42

Class R5

Net asset value, offering price and redemption price per share, ($1,446,277 ÷ 116,196 shares of beneficial interest issued and outstanding)	$12.45

Class R6

Net asset value, offering price and redemption price per share, ($20,188,708 ÷ 1,617,287 shares of beneficial interest issued and outstanding)	$12.48

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 165

Prudential Day One 2050 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$546,786

Expenses
Management fee	4,013
Distribution fee(a)	1,191
Shareholder servicing fees(a)	108
Custodian and accounting fees	60,622
Professional fees	32,736
Registration fees(a)	20,089
Audit fee	17,500
Shareholders’ reports	14,167
Fund data services	10,160
Trustees’ fees	9,798
Transfer agent’s fees and expenses (including affiliated expense of $2,551)(a)	5,844
Miscellaneous	7,836

Total expenses	184,064
Less: Fee waiver and/or expense reimbursement(a)	(194,324)

Net expenses	(10,260)

Net investment income (loss)	557,046

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(196,042)
Net capital gain distributions received	539,460

343,418

Net change in unrealized appreciation (depreciation) on investments	980,100

Net gain (loss) on investment transactions	1,323,518

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,880,564

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	251	924	16	—	—	—
Shareholder servicing fees	33	—	—	75	—	—
Registration fees	2,964	5,218	2,904	2,904	2,931	3,168
Transfer agent’s fees and expenses	138	1,314	149	201	2,088	1,954
Fee waiver and/or expense reimbursement	(3,440)	(8,786)	(3,151)	(3,759)	(13,707)	(161,481)

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$557,046	$776,613
Net realized gain (loss) on investment transactions	(196,042)	104,153
Net capital gain distributions received	539,460	2,390,590
Net change in unrealized appreciation (depreciation) on investments	980,100	(5,130,592)

Net increase (decrease) in net assets resulting from operations	1,880,564	(1,859,236)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(3,554)	(4,665)
Class R2	(25,559)	(548,421)
Class R3	(1,194)	(1,580)
Class R4	(7,035)	(8,931)
Class R5	(92,260)	(132,318)
Class R6	(1,466,047)	(2,251,618)

	(1,595,649)	(2,947,533)

Fund share transactions
Net proceeds from shares sold	3,369,827	7,235,003
Net asset value of shares issued in reinvestment of dividends and distributions	1,595,649	2,947,533
Cost of shares purchased	(2,997,332)	(14,151,785)

Net increase (decrease) in net assets from Fund share transactions	1,968,144	(3,969,249)

Total increase (decrease)	2,253,059	(8,776,018)

Net Assets:

Beginning of year	20,003,972	28,779,990

End of year	$22,257,031	$20,003,972

See Notes to Financial Statements.

Prudential Day One Funds 167

Prudential Day One 2050 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.32		$14.87	$11.49	$11.59	$11.92
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.30	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investment transactions	0.71		(1.36)	3.51	0.31	(0.02)
Total from investment operations	0.94		(1.06)	3.58	0.39	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.91)	(0.12)	(0.19)	(0.25)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.88)		(1.49)	(0.20)	(0.49)	(0.44)
Net asset value, end of year	$12.38		$12.32	$14.87	$11.49	$11.59
Total Return(b):	8.56%		(8.23)%	31.41%	3.24%	1.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59		$47	$44	$33	$166
Average net assets (000)	$50		$46	$37	$54	$145
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68	%(d)	0.68%	0.67%	0.67%	0.68%
Expenses before waivers and/or expense reimbursement	7.54%		9.34%	18.74%	26.33%	11.03%
Net investment income (loss)	1.98%		2.18%	0.55%	0.69%	1.11%
Portfolio turnover rate(e)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.36		$14.90	$11.51	$11.59	$11.93
Income (loss) from investment operations:
Net investment income (loss)	0.25		0.50	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investment transactions	0.71		(1.51)	3.51	0.26	(0.03)
Total from investment operations	0.96		(1.01)	3.62	0.43	0.12
Less Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.95)	(0.15)	(0.21)	(0.27)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.89)		(1.53)	(0.23)	(0.51)	(0.46)
Net asset value, end of year	$12.43		$12.36	$14.90	$11.51	$11.59
Total Return(b):	8.80%		(7.92)%	31.72%	3.53%	1.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$444		$337	$5,209	$3,110	$1,951
Average net assets (000)	$370		$3,647	$4,026	$2,447	$1,348
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43	%(d)	0.43%	0.42%	0.42%	0.43%
Expenses before waivers and/or expense reimbursement	2.81%		1.15%	1.28%	2.57%	3.75%
Net investment income (loss)	2.15%		3.51%	0.81%	1.53%	1.33%
Portfolio turnover rate(e)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 169

Prudential Day One 2050 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.38		$14.93	$11.53	$11.61	$11.95
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.06	0.13	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.70		(1.06)	3.51	0.28	- (b)
Total from investment operations	0.98		(1.00)	3.64	0.44	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.97)	(0.16)	(0.22)	(0.29)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.92)		(1.55)	(0.24)	(0.52)	(0.48)
Net asset value, end of year	$12.44		$12.38	$14.93	$11.53	$11.61
Total Return(c):	8.99%		(7.83)%	31.93%	3.65%	2.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19		$15	$4,071	$2,212	$1,074
Average net assets (000)	$16		$81	$3,123	$1,564	$655
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.28	%(e)	0.27%	0.27%	0.27%	0.28%
Expenses before waivers and/or expense reimbursement	19.74%		5.80%	1.15%	2.70%	4.43%
Net investment income (loss)	2.37%		0.52%	0.97%	1.45%	1.22%
Portfolio turnover rate(f)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.36		$14.91	$11.51	$11.59	$11.95
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.13	0.15	0.22	1.53
Net realized and unrealized gain (loss) on investment transactions	0.72		(1.12)	3.50	0.24	(1.40)
Total from investment operations	1.00		(0.99)	3.65	0.46	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.98)	(0.17)	(0.24)	(0.30)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.94)		(1.56)	(0.25)	(0.54)	(0.49)
Net asset value, end of year	$12.42		$12.36	$14.91	$11.51	$11.59
Total Return(b):	9.12%		(7.79)%	32.10%	3.81%	1.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$100		$89	$17	$13	$12
Average net assets (000)	$95		$59	$15	$12	$68
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18	%(d)	0.18%	0.17%	0.17%	0.19%
Expenses before waivers and/or expense reimbursement	4.14%		7.09%	43.52%	106.71%	19.83%
Net investment income (loss)	2.43%		0.98%	1.12%	1.94%	13.14%
Portfolio turnover rate(e)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 171

Prudential Day One 2050 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.39		$14.94	$11.54	$11.62	$11.96
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.39	0.16	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.71		(1.36)	3.51	0.23	(0.03)
Total from investment operations	1.01		(0.97)	3.67	0.47	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.22)		(1.00)	(0.19)	(0.25)	(0.32)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.95)		(1.58)	(0.27)	(0.55)	(0.51)
Net asset value, end of year	$12.45		$12.39	$14.94	$11.54	$11.62
Total Return(b):	9.22%		(7.63)%	32.13%	3.90%	2.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,446		$1,170	$1,149	$778	$732
Average net assets (000)	$1,226		$1,196	$950	$725	$608
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08	%(d)	0.08%	0.07%	0.07%	0.08%
Expenses before waivers and/or expense reimbursement	1.20%		1.03%	1.44%	3.47%	4.47%
Net investment income (loss)	2.55%		2.87%	1.19%	2.11%	1.73%
Portfolio turnover rate(e)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2050 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.43		$14.98	$11.57	$11.64	$11.99
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.41	0.18	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.69		(1.36)	3.52	0.26	(0.03)
Total from investment operations	1.02		(0.95)	3.70	0.50	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.24)		(1.02)	(0.21)	(0.27)	(0.33)
Distributions from net realized gains	(0.73)		(0.58)	(0.08)	(0.30)	(0.19)
Total dividends and distributions	(0.97)		(1.60)	(0.29)	(0.57)	(0.52)
Net asset value, end of year	$12.48		$12.43	$14.98	$11.57	$11.64
Total Return(b):	9.29%		(7.47)%	32.33%	4.11%	2.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,189		$18,346	$18,291	$13,037	$7,037
Average net assets (000)	$18,311		$20,531	$17,795	$8,309	$5,316
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.07	)%(e)	(0.07)%	(0.08)%	(0.08)%	(0.07)%
Expenses before waivers and/or expense reimbursement	0.81%		0.58%	0.63%	1.67%	2.60%
Net investment income (loss)	2.81%		2.98%	1.33%	2.13%	1.75%
Portfolio turnover rate(f)	26%		59%	39%	42%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 173

Prudential Day One 2055 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 52.5%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	33,799	$449,188
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	111,459	2,118,832
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	76,804	791,083
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	81,489	1,406,493

		4,765,596

Fixed Income — 11.2%
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	50,161	361,659
PGIM TIPS Fund (Class R6)	12,780	108,632
PGIM Total Return Bond Fund (Class R6)	45,937	543,439

		1,013,730

International Equity — 36.2%
PGIM Global Real Estate Fund (Class R6)	24,317	454,250
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	67,893	769,222
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	151,870	2,057,837

		3,281,309

TOTAL LONG-TERM INVESTMENTS (cost $7,397,182)		9,060,635

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $54,345)	54,345	54,345

TOTAL INVESTMENTS 100.5% (cost $7,451,527)(wd)		9,114,980
Liabilities in excess of other assets (0.5)%		(47,329)

NET ASSETS 100.0%		$9,067,651

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Schedule of Investments (continued)

as of July 31, 2023

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$4,765,596	$—	$—
Fixed Income	1,013,730	—	—
International Equity	3,281,309	—	—
Short-Term Investment
Affiliated Mutual Fund.	54,345	—	—

Total	$9,114,980	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	52.5%	Fixed Income	11.2%
International Equity	36.2	Short Term	0.6

			100.5
		Liabilities in excess of other assets	(0.5)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 175

Prudential Day One 2055 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $7,451,527)	$9,114,980
Receivable for investments sold	35,538
Due from Manager	16,318
Receivable for Fund shares sold	6,510
Prepaid expenses	71

Total Assets	9,173,417

Liabilities
Payable for investments purchased	41,408
Custodian and accounting fees payable	30,710
Audit fee payable	17,500
Professional fees payable	5,134
Shareholders’ reports fee payable	5,042
Accrued expenses and other liabilities	4,689
Trustees’ fees payable	799
Affiliated transfer agent fee payable	376
Distribution fee payable	64
Payable for Fund shares purchased	44

Total Liabilities	105,766

Net Assets	$9,067,651

Net assets were comprised of:
Shares of beneficial interest, at par	$840
Paid-in capital in excess of par	7,998,674
Total distributable earnings (loss)	1,068,137

Net assets, July 31, 2023	$9,067,651

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($18,079 ÷ 1,698 shares of beneficial interest issued and outstanding)	$10.65

Class R2

Net asset value, offering price and redemption price per share, ($252,524 ÷ 23,576 shares of beneficial interest issued and outstanding)	$10.71

Class R3

Net asset value, offering price and redemption price per share, ($43,146 ÷ 4,021 shares of beneficial interest issued and outstanding)	$10.73

Class R4

Net asset value, offering price and redemption price per share, ($38,546 ÷ 3,585 shares of beneficial interest issued and outstanding)	$10.75

Class R5

Net asset value, offering price and redemption price per share, ($564,630 ÷ 52,362 shares of beneficial interest issued and outstanding)	$10.78

Class R6

Net asset value, offering price and redemption price per share, ($8,150,726 ÷ 754,843 shares of beneficial interest issued and outstanding)	$10.80

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 177

Prudential Day One 2055 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$200,861

Expenses
Management fee	1,497
Distribution fee(a)	678
Shareholder servicing fees(a)	11
Custodian and accounting fees	60,619
Professional fees	32,735
Registration fees(a)	19,655
Audit fee	17,500
Shareholders’ reports	13,565
Fund data services	10,160
Trustees’ fees	9,639
Transfer agent’s fees and expenses (including affiliated expense of $2,347)(a)	4,333
Commitment fees	3,211
Miscellaneous	4,604

Total expenses	178,207
Less: Fee waiver and/or expense reimbursement(a)	(181,112)

Net expenses	(2,905)

Net investment income (loss)	203,766

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(75,257)
Net capital gain distributions received	206,836

131,579

Net change in unrealized appreciation (depreciation) on investments	466,583

Net gain (loss) on investment transactions	598,162

Net Increase (Decrease) In Net Assets Resulting From Operations	$801,928

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	82	573	23	—	—	—
Shareholder servicing fees	—	—	—	11	—	—
Registration fees	3,000	4,619	2,959	2,959	2,959	3,159
Transfer agent’s fees and expenses	84	1,282	88	105	1,030	1,744
Fee waiver and/or expense reimbursement	(3,391)	(10,166)	(3,471)	(3,626)	(12,807)	(147,651)

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$203,766	$267,870
Net realized gain (loss) on investment transactions	(75,257)	1,303,319
Net capital gain distributions received	206,836	832,907
Net change in unrealized appreciation (depreciation) on investments	466,583	(3,204,259)

Net increase (decrease) in net assets resulting from operations	801,928	(800,163)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(801)	(4,484)
Class R2	(11,086)	(78,926)
Class R3	(716)	(3,581)
Class R4	(1,446)	(4,368)
Class R5	(20,287)	(82,969)
Class R6	(333,082)	(2,244,650)

	(367,418)	(2,418,978)

Fund share transactions
Net proceeds from shares sold	2,609,248	3,122,750
Net asset value of shares issued in reinvestment of dividends and distributions	367,418	2,418,978
Cost of shares purchased	(1,420,797)	(11,063,042)

Net increase (decrease) in net assets from Fund share transactions	1,555,869	(5,521,314)

Total increase (decrease)	1,990,379	(8,740,455)

Net Assets:

Beginning of year	7,077,272	15,817,727

End of year	$9,067,651	$7,077,272

See Notes to Financial Statements.

Prudential Day One Funds 179

Prudential Day One 2055 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.28		$14.78	$11.33	$11.52	$12.10
Income (loss) from investment operations:
Net investment income (loss)	0.19		0.26	0.08	0.18	0.14
Net realized and unrealized gain (loss) on investment transactions	0.68		(1.10)	3.58	0.18	(0.15)
Total from investment operations	0.87		(0.84)	3.66	0.36	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.91)	(0.11)	(0.19)	(0.24)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.66)	(0.21)	(0.55)	(0.57)
Net asset value, end of year	$10.65		$10.28	$14.78	$11.33	$11.52
Total Return(b):	9.11%		(8.47)%	32.63%	2.89%	0.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18		$17	$18	$14	$15
Average net assets (000)	$16		$18	$16	$14	$15
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68	%(d)	0.67%	0.66%	0.65%	0.66%
Expenses before waivers and/or expense reimbursement	21.35%		22.90%	42.22%	93.51%	81.24%
Net investment income (loss)	1.97%		2.17%	0.57%	1.62%	1.22%
Portfolio turnover rate(e)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.31		$14.82	$11.36	$11.54	$12.12
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.29	0.10	0.14	0.12
Net realized and unrealized gain (loss) on investment transactions	0.68		(1.11)	3.60	0.25	(0.10)
Total from investment operations	0.90		(0.82)	3.70	0.39	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.94)	(0.14)	(0.21)	(0.27)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.69)	(0.24)	(0.57)	(0.60)
Net asset value, end of year	$10.71		$10.31	$14.82	$11.36	$11.54
Total Return(b):	9.38%		(8.28)%	32.93%	3.19%	1.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$253		$278	$305	$142	$63
Average net assets (000)	$229		$311	$188	$83	$43
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43	%(d)	0.42%	0.41%	0.40%	0.41%
Expenses before waivers and/or expense reimbursement	4.86%		4.25%	6.37%	19.04%	30.82%
Net investment income (loss)	2.21%		2.40%	0.73%	1.28%	1.05%
Portfolio turnover rate(e)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 181

Prudential Day One 2055 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.32		$14.82	$11.36	$11.55	$12.13
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.02	0.13	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	0.75		(0.80)	3.59	0.20	(0.14)
Total from investment operations	0.91		(0.78)	3.72	0.40	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.97)	(0.16)	(0.23)	(0.29)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.72)	(0.26)	(0.59)	(0.62)
Net asset value, end of year	$10.73		$10.32	$14.82	$11.36	$11.55
Total Return(b):	9.47%		(8.03)%	33.09%	3.26%	1.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43		$15	$7,549	$4,867	$3,699
Average net assets (000)	$22		$166	$6,237	$4,140	$3,177
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29	%(d)	0.25%	0.26%	0.25%	0.26%
Expenses before waivers and/or expense reimbursement	15.85%		3.82%	1.52%	2.92%	3.70%
Net investment income (loss)	1.61%		0.15%	0.95%	1.83%	1.59%
Portfolio turnover rate(e)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.33		$14.84	$11.37	$11.56	$12.14
Income (loss) from investment operations:
Net investment income (loss)	0.25		0.31	0.14	0.22	0.26
Net realized and unrealized gain (loss) on investment transactions	0.67		(1.09)	3.60	0.19	(0.21)
Total from investment operations	0.92		(0.78)	3.74	0.41	0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.98)	(0.17)	(0.24)	(0.30)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.73)	(0.27)	(0.60)	(0.63)
Net asset value, end of year	$10.75		$10.33	$14.84	$11.37	$11.56
Total Return(b):	9.56%		(8.01)%	33.27%	3.38%	1.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39		$20	$17	$13	$13
Average net assets (000)	$29		$18	$15	$12	$33
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18	%(d)	0.17%	0.16%	0.15%	0.17%
Expenses before waivers and/or expense reimbursement	12.52%		22.13%	43.43%	106.71%	37.86%
Net investment income (loss)	2.48%		2.54%	1.07%	2.02%	2.20%
Portfolio turnover rate(e)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 183

Prudential Day One 2055 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.35		$14.86	$11.38	$11.56	$12.15
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.34	0.15	0.24	0.14
Net realized and unrealized gain (loss) on investment transactions	0.69		(1.11)	3.61	0.19	(0.09)
Total from investment operations	0.93		(0.77)	3.76	0.43	0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.99)	(0.18)	(0.25)	(0.31)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.74)	(0.28)	(0.61)	(0.64)
Net asset value, end of year	$10.78		$10.35	$14.86	$11.38	$11.56
Total Return(b):	9.64%		(7.88)%	33.45%	3.51%	1.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$565		$367	$247	$136	$90
Average net assets (000)	$447		$317	$188	$111	$50
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08	%(d)	0.07%	0.06%	0.05%	0.05%
Expenses before waivers and/or expense reimbursement	2.95%		2.87%	4.74%	14.21%	26.07%
Net investment income (loss)	2.45%		2.79%	1.12%	2.15%	1.20%
Portfolio turnover rate(e)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2055 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.34		$14.86	$11.38	$11.57	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.37	0.17	0.22	0.21
Net realized and unrealized gain (loss) on investment transactions	0.68		(1.12)	3.61	0.22	(0.14)
Total from investment operations	0.96		(0.75)	3.78	0.44	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(1.02)	(0.20)	(0.27)	(0.33)
Distributions from net realized gains	(0.47)		(2.75)	(0.10)	(0.36)	(0.33)
Total dividends and distributions	(0.50)		(3.77)	(0.30)	(0.63)	(0.66)
Net asset value, end of year	$10.80		$10.34	$14.86	$11.38	$11.57
Total Return(b):	9.95%		(7.82)%	33.63%	3.60%	1.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,151		$6,382	$7,681	$5,451	$3,635
Average net assets (000)	$6,741		$8,322	$7,616	$4,340	$3,169
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.07	)%(e)	(0.08)%	(0.09)%	(0.10)%	(0.09)%
Expenses before waivers and/or expense reimbursement	2.12%		1.57%	1.16%	2.57%	3.36%
Net investment income (loss)	2.76%		3.01%	1.27%	2.01%	1.87%
Portfolio turnover rate(f)	29%		60%	37%	45%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 185

Prudential Day One 2060 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 52.5%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	28,938	$384,586
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	93,083	1,769,505
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	66,954	689,630
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	69,385	1,197,585

		4,041,306

Fixed Income — 9.2%
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	42,601	307,150
PGIM Total Return Bond Fund (Class R6)	33,812	399,995

		707,145

International Equity — 38.2%
PGIM Global Real Estate Fund (Class R6)	20,652	385,784
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	62,408	707,086
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	136,801	1,853,649

		2,946,519

TOTAL LONG-TERM INVESTMENTS (cost $6,583,590)		7,694,970

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $51,601)	51,601	51,601

TOTAL INVESTMENTS 100.6% (cost $6,635,191)(wd)		7,746,571
Liabilities in excess of other assets (0.6)%		(45,402)

NET ASSETS 100.0%		$7,701,169

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Schedule of Investments (continued)

as of July 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$4,041,306	$—	$—
Fixed Income	707,145	—	—
International Equity	2,946,519	—	—
Short-Term Investment
Affiliated Mutual Fund	51,601	—	—

Total	$7,746,571	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	52.5%	Fixed Income	9.2%
International Equity	38.2	Short Term	0.7

			100.6
		Liabilities in excess of other assets	(0.6)

			100.0%

See Notes to Financial Statements.

Prudential Day One Funds 187

Prudential Day One 2060 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $6,635,191)	$7,746,571
Receivable for investments sold	29,543
Due from Manager	17,605
Receivable for Fund shares sold	4,952
Prepaid expenses	71

Total Assets	7,798,742

Liabilities
Payable for investments purchased	32,824
Custodian and accounting fees payable	30,706
Audit fee payable	17,502
Professional fees payable	5,133
Shareholders’ reports payable	4,943
Accrued expenses and other liabilities	4,496
Trustees’ fees payable	799
Payable for Fund shares purchased	766
Affiliated transfer agent fee payable	336
Distribution fee payable	68

Total Liabilities	97,573

Net Assets	$7,701,169

Net assets were comprised of:
Shares of beneficial interest, at par	$586
Paid-in capital in excess of par	7,114,349
Total distributable earnings (loss)	586,234

Net assets, July 31, 2023	$7,701,169

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($21,848 ÷ 1,678 shares of beneficial interest issued and outstanding)	$13.02

Class R2

Net asset value, offering price and redemption price per share, ($266,954 ÷ 20,400 shares of beneficial interest issued and outstanding)	$13.09

Class R3

Net asset value, offering price and redemption price per share, ($41,302 ÷ 3,154 shares of beneficial interest issued and outstanding)	$13.10

Class R4

Net asset value, offering price and redemption price per share, ($24,322 ÷ 1,855 shares of beneficial interest issued and outstanding)	$13.11

Class R5

Net asset value, offering price and redemption price per share, ($691,688 ÷ 52,693 shares of beneficial interest issued and outstanding)	$13.13

Class R6

Net asset value, offering price and redemption price per share, ($6,655,055 ÷ 506,079 shares of beneficial interest issued and outstanding)	$13.15

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 189

Prudential Day One 2060 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$188,147

Expenses
Management fee	1,456
Distribution fee(a)	669
Shareholder servicing fees(a)	7
Custodian and accounting fees	60,623
Professional fees	32,734
Registration fees(a)	19,010
Audit fee	17,500
Shareholders’ reports	13,606
Fund data services	10,160
Trustees’ fees	9,639
Transfer agent’s fees and expenses (including affiliated expense of $2,065)(a)	4,253
Commitment fees	3,212
Miscellaneous	4,602

Total expenses	177,471
Less: Fee waiver and/or expense reimbursement(a)	(180,903)

Net expenses	(3,432)

Net investment income (loss)	191,579

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(233,626)
Net capital gain distributions received	200,537

(33,089)

Net change in unrealized appreciation (depreciation) on investments	551,871

Net gain (loss) on investment transactions	518,782

Net Increase (Decrease) In Net Assets Resulting From Operations	$710,361

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	97	538	34	—	—	—
Shareholder servicing fees	2	5	—	—	—	—
Registration fees	2,960	3,969	2,960	2,869	2,960	3,292
Transfer agent’s fees and expenses	114	1,166	30	74	1,025	1,844
Fee waiver and/or expense reimbursement	(3,453)	(9,355)	(3,641)	(3,333)	(14,732)	(146,389)

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$191,579	$242,788
Net realized gain (loss) on investment transactions	(233,626)	(182,295)
Net capital gain distributions received	200,537	776,890
Net change in unrealized appreciation (depreciation) on investments	551,871	(1,464,573)

Net increase (decrease) in net assets resulting from operations	710,361	(627,190)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(1,368)	(1,309)
Class R2	(14,355)	(157,325)
Class R3	(2,367)	(2,325)
Class R4	(1,435)	(1,415)
Class R5	(35,836)	(26,495)
Class R6	(494,175)	(548,820)

	(549,536)	(737,689)

Fund share transactions
Net proceeds from shares sold	2,310,502	3,162,413
Net asset value of shares issued in reinvestment of dividends and distributions	549,536	737,689
Cost of shares purchased	(2,271,256)	(4,983,698)

Net increase (decrease) in net assets from Fund share transactions	588,782	(1,083,596)

Total increase (decrease)	749,607	(2,448,475)

Net Assets:

Beginning of year	6,951,562	9,400,037

End of year	$7,701,169	$6,951,562

See Notes to Financial Statements.

Prudential Day One Funds 191

Prudential Day One 2060 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.82		$15.17	$11.49	$11.62	$12.06
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.29	0.08	0.17	0.13
Net realized and unrealized gain (loss) on investment transactions	0.84		(1.46)	3.74	0.16	(0.15)
Total from investment operations	1.08		(1.17)	3.82	0.33	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.95)	(0.08)	(0.20)	(0.25)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.88)		(1.18)	(0.14)	(0.46)	(0.42)
Net asset value, end of year	$13.02		$12.82	$15.17	$11.49	$11.62
Total Return(b):	9.38%		(8.62)%	33.45%	2.70%	0.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22		$17	$17	$13	$12
Average net assets (000)	$19		$17	$15	$12	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.67	%(d)	0.66%	0.65%	0.65%	0.66%
Expenses before waivers and/or expense reimbursement	18.47%		23.66%	46.33%	114.36%	111.01%
Net investment income (loss)	1.98%		2.06%	0.56%	1.56%	1.10%
Portfolio turnover rate(e)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.86		$15.21	$11.52	$11.63	$12.08
Income (loss) from investment operations:
Net investment income (loss)	0.25		0.52	0.10	0.16	0.15
Net realized and unrealized gain (loss) on investment transactions	0.87		(1.66)	3.76	0.21	(0.15)
Total from investment operations	1.12		(1.14)	3.86	0.37	- (b)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)		(0.98)	(0.11)	(0.22)	(0.28)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.89)		(1.21)	(0.17)	(0.48)	(0.45)
Net asset value, end of year	$13.09		$12.86	$15.21	$11.52	$11.63
Total Return(c):	9.70%		(8.37)%	33.76%	2.96%	0.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$267		$199	$1,755	$889	$388
Average net assets (000)	$215		$1,330	$1,291	$587	$226
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.43	%(e)	0.41%	0.40%	0.40%	0.41%
Expenses before waivers and/or expense reimbursement	4.78%		2.45%	3.46%	9.69%	18.79%
Net investment income (loss)	2.07%		3.57%	0.74%	1.47%	1.31%
Portfolio turnover rate(f)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 193

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.89		$15.25	$11.55	$11.65	$12.09
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.16	0.12	0.17	0.14
Net realized and unrealized gain (loss) on investment transactions	0.86		(1.28)	3.77	0.21	(0.11)
Total from investment operations	1.14		(1.12)	3.89	0.38	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.24)		(1.01)	(0.13)	(0.22)	(0.30)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.93)		(1.24)	(0.19)	(0.48)	(0.47)
Net asset value, end of year	$13.10		$12.89	$15.25	$11.55	$11.65
Total Return(b):	9.90%		(8.28)%	33.94%	3.12%	1.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41		$31	$1,472	$685	$279
Average net assets (000)	$33		$55	$1,051	$450	$173
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.28	%(d)	0.25%	0.25%	0.25%	0.26%
Expenses before waivers and/or expense reimbursement	11.21%		8.75%	3.27%	10.14%	20.50%
Net investment income (loss)	2.26%		1.25%	0.89%	1.54%	1.25%
Portfolio turnover rate(e)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.91		$15.26	$11.56	$11.65	$12.10
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.37	0.14	0.23	0.19
Net realized and unrealized gain (loss) on investment transactions	0.85		(1.47)	3.76	0.17	(0.16)
Total from investment operations	1.14		(1.10)	3.90	0.40	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.25)		(1.02)	(0.14)	(0.23)	(0.31)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.94)		(1.25)	(0.20)	(0.49)	(0.48)
Net asset value, end of year	$13.11		$12.91	$15.26	$11.56	$11.65
Total Return(b):	9.93%		(8.12)%	34.14%	3.18%	1.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24		$18	$17	$13	$12
Average net assets (000)	$20		$17	$15	$12	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.18	%(d)	0.16%	0.15%	0.15%	0.16%
Expenses before waivers and/or expense reimbursement	16.92%		22.95%	44.92%	112.23%	106.19%
Net investment income (loss)	2.36%		2.60%	1.06%	2.06%	1.66%
Portfolio turnover rate(e)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 195

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.93		$15.28	$11.57	$11.66	$12.11
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.36	0.14	0.21	0.02
Net realized and unrealized gain (loss) on investment transactions	0.88		(1.45)	3.78	0.20	0.02
Total from investment operations	1.16		(1.09)	3.92	0.41	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.27)		(1.03)	(0.15)	(0.24)	(0.32)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.96)		(1.26)	(0.21)	(0.50)	(0.49)
Net asset value, end of year	$13.13		$12.93	$15.28	$11.57	$11.66
Total Return(b):	10.04%		(8.01)%	34.21%	3.30%	1.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$692		$442	$227	$95	$67
Average net assets (000)	$519		$333	$154	$84	$35
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.08	%(d)	0.06%	0.05%	0.05%	0.06%
Expenses before waivers and/or expense reimbursement	2.92%		2.96%	6.69%	22.80%	45.88%
Net investment income (loss)	2.32%		2.58%	1.02%	1.91%	0.15%
Portfolio turnover rate(e)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2060 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.95		$15.31	$11.58	$11.66	$12.11
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.40	0.15	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions	0.85		(1.47)	3.81	0.18	(0.16)
Total from investment operations	1.18		(1.07)	3.96	0.42	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.29)		(1.06)	(0.17)	(0.24)	(0.34)
Distributions from net realized gains	(0.69)		(0.23)	(0.06)	(0.26)	(0.17)
Total dividends and distributions	(0.98)		(1.29)	(0.23)	(0.50)	(0.51)
Net asset value, end of year	$13.15		$12.95	$15.31	$11.58	$11.66
Total Return(b):	10.20%		(7.93)%	34.50%	3.46%	1.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,655		$6,246	$5,912	$2,154	$1,424
Average net assets (000)	$6,474		$6,501	$4,213	$1,657	$981
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	(0.08	)%(e)	(0.09)%	(0.10)%	(0.10)%	(0.09)%
Expenses before waivers and/or expense reimbursement	2.18%		1.79%	2.32%	7.79%	14.67%
Net investment income (loss)	2.68%		2.85%	1.11%	2.09%	1.90%
Portfolio turnover rate(f)	42%		64%	35%	44%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(e)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 197

Prudential Day One 2065 Fund

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
Domestic Equity — 52.7%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	2,544	$33,816
PGIM Quant Solutions Large-Cap Core Fund (Class R6)	8,140	154,736
PGIM Quant Solutions Mid-Cap Core Fund (Class R6)	5,818	59,923
PGIM Quant Solutions US Broad Market Index Fund (Class R6)	6,061	104,619

		353,094

Fixed Income — 7.6%
PGIM Quant Solutions Commodity Strategies Fund (Class R6)	3,703	26,698
PGIM Total Return Bond Fund (Class R6)	2,035	24,068

		50,766

International Equity — 39.6%
PGIM Global Real Estate Fund (Class R6)	1,795	33,525
PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)	5,943	67,337
PGIM Quant Solutions International Developed Markets Index Fund (Class R6)	12,108	164,059

		264,921

TOTAL LONG-TERM INVESTMENTS (cost $598,870)		668,781

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $552)	552	552

TOTAL INVESTMENTS 100.0% (cost $599,422)(wd)		669,333
Liabilities in excess of other assets (0.0)%		(271)

NET ASSETS 100.0%		$669,062

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Schedule of Investments (continued)

as of July 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$353,094	$—	$—
Fixed Income	50,766	—	—
International Equity	264,921	—	—
Short-Term Investment
Affiliated Mutual Fund	552	—	—

Total	$669,333	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Domestic Equity	52.7%	Fixed Income	7.6%
International Equity	39.6	Short Term	0.1

			100.0
		Liabilities in excess of other assets	(0.0)*

			100.0%

		* Less than 0.05%

See Notes to Financial Statements.

Prudential Day One Funds 199

Prudential Day One 2065 Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets
Affiliated investments (cost $599,422)	$669,333
Due from Manager	62,495
Receivable for Fund shares sold	35,722
Receivable for investments sold	2,732
Prepaid expenses	76

Total Assets	770,358

Liabilities
Payable for investments purchased	37,425
Custodian and accounting fees payable	30,582
Audit fee payable	17,500
Professional fees payable	5,654
Shareholders’ reports fee payable	4,952
Accrued expenses and other liabilities	4,173
Trustees’ fees payable	800
Affiliated transfer agent fee payable	179
Distribution fee payable	31

Total Liabilities	101,296

Net Assets	$669,062

Net assets were comprised of:
Shares of beneficial interest, at par	$59
Paid-in capital in excess of par	639,458
Total distributable earnings (loss)	29,545

Net assets, July 31, 2023	$669,062

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2023

Class R1

Net asset value, offering price and redemption price per share, ($12,873 ÷ 1,137 shares of beneficial interest issued and outstanding)	$11.32

Class R2

Net asset value, offering price and redemption price per share, ($114,179 ÷ 10,069 shares of beneficial interest issued and outstanding)	$11.34

Class R3

Net asset value, offering price and redemption price per share, ($21,023 ÷ 1,852 shares of beneficial interest issued and outstanding)	$11.35

Class R4

Net asset value, offering price and redemption price per share, ($13,108 ÷ 1,154 shares of beneficial interest issued and outstanding)	$11.36

Class R5

Net asset value, offering price and redemption price per share, ($15,629 ÷ 1,375 shares of beneficial interest issued and outstanding)	$11.37

Class R6

Net asset value, offering price and redemption price per share, ($492,250 ÷ 43,241 shares of beneficial interest issued and outstanding)	$11.38

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Prudential Day One Funds 201

Prudential Day One 2065 Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Affiliated dividend income	$11,702

Expenses
Management fee	102
Distribution fee(a)	295
Custodian and accounting fees	59,563
Professional fees	33,251
Registration fees(a)	21,436
Audit fee	17,500
Shareholders’ reports	13,463
Fund data services	10,160
Trustees’ fees	9,600
Commitment fees	3,193
Transfer agent’s fees and expenses (including affiliated expense of $1,151)(a)	1,856
Miscellaneous	4,616

Total expenses	175,035
Less: Fee waiver and/or expense reimbursement(a)	(173,656)

Net expenses	1,379

Net investment income (loss)	10,323

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(23,737)
Net capital gain distributions received	12,593

(11,144)

Net change in unrealized appreciation (depreciation) on investments	57,897

Net gain (loss) on investment transactions	46,753

Net Increase (Decrease) In Net Assets Resulting From Operations	$57,076

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	58	222	15	—	—	—
Registration fees	3,431	4,683	3,431	3,431	3,431	3,029
Transfer agent’s fees and expenses	61	642	85	58	189	821
Fee waiver and/or expense reimbursement	(6,925)	(31,482)	(7,884)	(6,976)	(7,788)	(112,601)

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10,323	$14,356
Net realized gain (loss) on investment transactions	(23,737)	(33,758)
Net capital gain distributions received	12,593	45,678
Net change in unrealized appreciation (depreciation) on investments	57,897	(87,127)

Net increase (decrease) in net assets resulting from operations	57,076	(60,851)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(481)	(960)
Class R2	(3,621)	(4,378)
Class R3	(532)	(1,014)
Class R4	(545)	(1,027)
Class R5	(664)	(1,151)
Class R6	(15,753)	(33,620)

	(21,596)	(42,150)

Fund share transactions
Net proceeds from shares sold	315,760	297,697
Net asset value of shares issued in reinvestment of dividends and distributions	21,596	42,150
Cost of shares purchased	(162,372)	(300,637)

Net increase (decrease) in net assets from Fund share transactions	174,984	39,210

Total increase (decrease)	210,464	(63,791)

Net Assets:

Beginning of year	458,598	522,389

End of year	$669,062	$458,598

See Notes to Financial Statements.

Prudential Day One Funds 203

Prudential Day One 2065 Fund

Financial Highlights

Class R1 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.80		$12.74	$9.56	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18		0.26	0.06	0.02
Net realized and unrealized gain (loss) on investment transactions	0.78		(1.25)	3.18	(0.41)
Total from investment operations	0.96		(0.99)	3.24	(0.39)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.79)	(0.05)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.44)		(0.95)	(0.06)	(0.05)
Net asset value, end of period	$11.32		$10.80	$12.74	$9.56
Total Return(c):	9.50%		(8.61)%	33.98%	(3.96)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13		$12	$13	$10
Average net assets (000)	$12		$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.87	%(e)	0.66%	0.65%	0.65	%(f)
Expenses before waivers and/or expense reimbursement	60.29%		59.08%	96.73%	485.07	%(f)
Net investment income (loss)	1.68%		2.16%	0.55%	0.32	%(f)
Portfolio turnover rate(g)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.22% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R2 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.82		$12.77	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18		0.23	0.07	0.03
Net realized and unrealized gain (loss) on investment transactions	0.81		(1.20)	3.20	(0.40)
Total from investment operations	0.99		(0.97)	3.27	(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.82)	(0.07)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.47)		(0.98)	(0.08)	(0.05)
Net asset value, end of period	$11.34		$10.82	$12.77	$9.58
Total Return(c):	9.77%		(8.45)%	34.30%	(3.75)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$114		$73	$36	$12
Average net assets (000)	$89		$65	$22	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65	%(e)	0.41%	0.40%	0.40	%(f)
Expenses before waivers and/or expense reimbursement	36.05%		34.43%	71.91%	446.28	%(f)
Net investment income (loss)	1.74%		1.97%	0.63%	0.49	%(f)
Portfolio turnover rate(g)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.25% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 205

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R3 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.83		$12.78	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.30	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	0.85		(1.25)	3.18	(0.40)
Total from investment operations	1.01		(0.95)	3.29	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.84)	(0.09)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.49)		(1.00)	(0.10)	(0.05)
Net asset value, end of period	$11.35		$10.83	$12.78	$9.59
Total Return(c):	9.94%		(8.30)%	34.44%	(3.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21		$12	$13	$10
Average net assets (000)	$15		$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.53	%(e)	0.26%	0.25%	0.25	%(f)
Expenses before waivers and/or expense reimbursement	53.40%		58.37%	96.05%	484.23	%(f)
Net investment income (loss)	1.54%		2.56%	0.95%	0.72	%(f)
Portfolio turnover rate(g)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.28% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R4 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.84		$12.79	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.32	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	0.79		(1.26)	3.19	(0.41)
Total from investment operations	1.02		(0.94)	3.31	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)		(0.85)	(0.10)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.50)		(1.01)	(0.11)	(0.05)
Net asset value, end of period	$11.36		$10.84	$12.79	$9.59
Total Return(c):	10.04%		(8.21)%	34.66%	(3.64)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13		$12	$13	$10
Average net assets (000)	$12		$13	$11	$9
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.37	%(e)	0.16%	0.15%	0.15	%(f)
Expenses before waivers and/or expense reimbursement	59.30%		58.20%	95.88%	484.02	%(f)
Net investment income (loss)	2.18%		2.66%	1.04%	0.82	%(f)
Portfolio turnover rate(g)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.22% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 207

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R5 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.85		$12.80	$9.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.32	0.13	0.05
Net realized and unrealized gain (loss) on investment transactions	0.79		(1.24)	3.19	(0.40)
Total from investment operations	1.03		(0.92)	3.32	(0.35)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.87)	(0.11)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.51)		(1.03)	(0.12)	(0.05)
Net asset value, end of period	$11.37		$10.85	$12.80	$9.60
Total Return(c):	10.15%		(8.11)%	34.74%	(3.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16		$14	$14	$11
Average net assets (000)	$14		$14	$13	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.27	%(e)	0.06%	0.05%	0.05	%(f)
Expenses before waivers and/or expense reimbursement	55.47%		54.91%	93.88%	458.95	%(f)
Net investment income (loss)	2.28%		2.72%	1.14%	0.83	%(f)
Portfolio turnover rate(g)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Includes certain non-recurring expenses of 0.22% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One 2065 Fund

Financial Highlights  (continued)

Class R6 Shares

	Year Ended July 31,				December 16, 2019(a) through July 31,

	2023		2022	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.86		$12.81	$9.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.32	0.11	0.01
Net realized and unrealized gain (loss) on investment transactions	0.82		(1.23)	3.22	(0.35)
Total from investment operations	1.04		(0.91)	3.33	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.88)	(0.12)	(0.05)
Distributions from net realized gains	(0.28)		(0.16)	(0.01)	-
Total dividends and distributions	(0.52)		(1.04)	(0.13)	(0.05)
Net asset value, end of period	$11.38		$10.86	$12.81	$9.61
Total Return(c):	10.32%		(7.97)%	34.88%	(3.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$492		$336	$433	$141
Average net assets (000)	$368		$435	$331	$77
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	0.15	%(f)	0.00%	0.00%	0.00	%(g)
Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the manager	0.15	%(f)	(0.09)%	(0.10)%	(0.11	)%(g)
Expenses before waivers and/or expense reimbursement	30.77%		25.56%	34.59%	166.46	%(g)
Net investment income (loss)	2.11%		2.70%	0.93%	0.11	%(g)
Portfolio turnover rate(h)	45%		67%	94%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses.
(f)	Includes certain non-recurring expenses of 0.24% which are being excluded from the Fund’s contractual waiver for the year ended July 31, 2023.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Day One Funds 209

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust.

These financial statements relate only to the following series of the RIC: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (each a “Fund” and collectively referred to as the “Day One Funds” or the “Funds”). The Day One Funds are classified as diversified funds for purposes of the 1940 Act.

The investment objective of each of the Day One Funds is to seek a balance between growth and conservation of capital. Each Day One Fund seeks to achieve its objective by investing in a combination of mutual funds in the PGIM fund family (each, an “Underlying Fund”).

2.	Accounting Policies

The Day One Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Day One Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Day One Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Day One Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Day One Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Day One Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Day One Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Day One Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Day One Funds’ foreign investments may change on days when investors cannot purchase or redeem Day One Fund shares.

Various inputs determine how each Day One Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Investments in open-end funds (other than exchange-traded funds (ETFs)) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

Prudential Day One Funds  211

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is each of the Day One Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than Prudential Day One Income Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

Prudential Day One Income Fund:
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Day One Funds, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.02% of each of the Day One Funds’ average daily net assets. All amounts paid or payable by the Day One Funds to the Manager, under the agreement, are reflected in the Statement of Operations.

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
R1	1.15%
R2	0.90
R3	0.75
R4	0.65
R5	0.55
R6	0.40

The RIC, on behalf of the Day One Funds, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares of Day One Funds. The Day One Funds compensate PIMS for distributing and servicing the Day One Funds’ Class R1, Class R2 and Class R3 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses

Prudential Day One Funds  213

Notes to Financial Statements (continued)

actually incurred by PIMS.

Pursuant to the Distribution Plans, the Day One Funds compensate PIMS for distribution related activities at an annual rate of the average daily net assets of the Class R1, Class R2 and Class R3 shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class R4, Class R5 and Class R6 shares of the Day One Funds.

The Day One Funds have adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan, each Fund’s Class R1, Class R2, Class R3 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Day One Funds’ annual gross and net distribution rates and maximum shareholder servicing fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
R1	0.50%	0.50%	0.10%
R2	0.25	0.25	0.10
R3	0.10	0.10	0.10
R4	N/A	N/A	0.10
R5	N/A	N/A	N/A
R6	N/A	N/A	N/A

PGIM Investments, PIMS, PGIM Quantitative Solutions and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS, an affiliate of PGIM Investments and an indirect, wholly- owned subsidiary of Prudential, serves as Day One Funds’ transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Day One Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

5.	Investments in Affiliated Issuers

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Prudential Day One Income Fund	$5,156,686	$5,683,075
Prudential Day One 2015 Fund	2,272,372	3,562,280
Prudential Day One 2020 Fund	9,677,863	16,357,998
Prudential Day One 2025 Fund	16,133,089	21,646,340
Prudential Day One 2030 Fund	18,130,057	22,263,414
Prudential Day One 2035 Fund	15,802,425	13,352,833
Prudential Day One 2040 Fund	14,048,736	13,402,976
Prudential Day One 2045 Fund	10,805,915	8,954,615
Prudential Day One 2050 Fund	6,722,617	5,246,590
Prudential Day One 2055 Fund	3,788,831	2,188,014
Prudential Day One 2060 Fund	3,460,425	3,026,837
Prudential Day One 2065 Fund	410,927	234,346

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Prudential Day One Income Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 3,880,482	$638,570	$671,768		$(129,115)	$(126,459)	$3,591,710	420,083	$109,408		$—

PGIM Global Real Estate Fund (Class R6)
1,220,068	626,291	423,856	**	(28,138)	(41,164)	1,353,201	72,441	19,202	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
244,046	56,125	93,281		19,030	782	226,702	17,058	700		427

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,225,123	915,187	393,600		(360,365)	(39,568)	1,346,777	186,793	278,440		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
1,222,333	213,440	525,695		107,881	14,570	1,032,529	76,201	26,836		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
2,867,561	509,974	1,178,529		121,607	61,213	2,381,826	125,293	41,016		27,928

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
245,111	85,055	98,474		(9,157)	3,469	226,004	21,942	—		32,752

Prudential Day One Funds  215

Notes to Financial Statements (continued)

Prudential Day One Income Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
$ 1,544,980	$368,908	$628,105		$(5,085)	$24,233	$1,304,931	75,604	$21,755		$108,790

PGIM TIPS Fund (Class R6)
5,650,764	1,076,911	997,909		(366,157)	(194,323)	5,169,286	608,151	250,255		—

PGIM Total Return Bond Fund (Class R6)
3,889,817	666,225	684,677		(127,826)	(145,596)	3,597,943	304,137	205,856		—
$ 21,990,285	$5,156,686	$5,695,894		$(777,325)	$(442,843)	$20,230,909		$953,468		$169,897

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 2,399,328	$722,951	$805,665		$—	$—	$2,316,614	2,316,614	$98,990		$—
$ 24,389,613	$5,879,637	$6,501,559		$(777,325)	$(442,843)	$22,547,523		$1,052,458		$169,897
Prudential Day One 2015 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 1,669,210	$296,992	$411,657		$(40,707)	$(65,658)	$1,448,180	169,378	$47,114		$—

PGIM Global Real Estate Fund (Class R6)
591,310	278,451	244,317	**	(19,082)	(16,511)	589,851	31,577	8,904	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
153,760	26,836	85,300		11,000	(2,537)	103,759	7,807	443		271

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
593,756	418,903	230,870		(173,860)	(20,879)	587,050	81,422	135,384		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
663,495	92,535	313,463		45,407	20,803	508,777	37,548	14,655		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
1,518,047	219,545	694,889		(6,361)	88,071	1,124,413	59,148	21,784		14,832

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
154,430	45,272	87,737		(17,672)	9,146	103,439	10,043	—		20,702

Prudential Day One 2015 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
$ 834,347	$170,584	$393,664		$(64,380)	$63,112	$609,999	35,342	$11,786		$58,942

PGIM TIPS Fund (Class R6)
2,667,835	452,939	649,426		(177,401)	(79,880)	2,214,067	260,478	115,588		—

PGIM Total Return Bond Fund (Class R6)
1,885,363	270,315	457,305		(39,756)	(90,299)	1,568,318	132,571	98,135		—
$10,731,553	$2,272,372	$3,568,628		$(482,812)	$(94,632)	$8,857,853		$453,793		$94,747

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 1,106,544	$423,981	$532,189		$—	$—	$998,336	998,336	$44,929		$—
$11,838,097	$2,696,353	$4,100,817		$(482,812)	$(94,632)	$9,856,189		$498,722		$94,747

Prudential Day One 2020 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 6,260,282	$1,016,816	$1,679,419		$(139,092)	$(262,823)	$5,195,764	607,692	$169,129		$—

PGIM Global Real Estate Fund (Class R6)
2,539,591	1,137,795	1,037,790	**	(60,717)	(93,123)	2,485,756	133,070	35,982	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
883,891	132,785	550,286		81,331	(43,831)	503,890	37,915	2,403		1,465

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
2,550,070	1,728,866	1,012,996		(727,623)	(64,354)	2,473,963	343,129	531,552		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
3,358,457	432,074	1,379,896		260,848	74,617	2,746,100	202,664	71,318		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
7,713,477	1,042,720	3,450,619		1,807	425,902	5,733,287	301,593	105,242		71,657

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
887,735	234,040	558,897		(95,953)	39,566	506,491	49,174	—		112,048

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
3,981,509	766,088	1,852,333		(269,871)	275,913	2,901,306	168,094	53,500		267,538

PGIM TIPS Fund (Class R6)
10,638,864	1,909,612	2,771,488		(647,240)	(377,176)	8,752,572	1,029,714	452,914		—

Prudential Day One Funds  217

Notes to Financial Statements (continued)

Prudential Day One 2020 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$ 7,793,654	$1,277,067	$2,090,918		$(125,505)	$(410,292)	$6,444,006	544,717	$396,420		$—
$46,607,530	$9,677,863	$16,384,642		$(1,722,015)	$(435,601)	$37,743,135		$1,818,460		$452,708

Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund
$ 4,159,850	$1,589,928	$2,116,628		$—	$—	$3,633,150	3,633,150	$165,932		$—
$50,767,380	$11,267,791	$18,501,270		$(1,722,015)	$(435,601)	$41,376,285		$1,984,392		$452,708

Prudential Day One 2025 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 6,902,942	$1,878,492	$1,694,697		$(157,511)	$(283,068)	$6,646,158	777,328	$201,713		$—

PGIM Global Real Estate Fund (Class R6)
3,616,897	1,740,478	1,297,819	**	(79,429)	(127,861)	3,852,266	206,224	54,348	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,439,710	223,477	788,899		187,464	(113,062)	948,690	71,384	4,071		2,483

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
3,631,796	2,682,447	1,323,459		(1,067,388)	(89,399)	3,833,997	531,761	786,174		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
5,942,665	861,030	2,148,761		553,760	95,002	5,303,696	391,417	131,251		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
12,685,640	1,866,736	5,045,864		378,274	433,181	10,317,967	542,765	179,721		122,368

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,445,959	407,027	757,386		(75,797)	3,174	1,022,977	99,318	—		189,511

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
6,513,737	1,345,494	2,819,620		(270,521)	297,210	5,066,300	293,528	90,882		454,479

PGIM TIPS Fund (Class R6)
14,134,183	2,932,973	3,148,398		(870,033)	(508,244)	12,540,481	1,475,351	622,513		—

Prudential Day One 2025 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$10,812,040	$2,194,935	$2,660,088		$(226,035)	$(518,430)	$9,602,422	811,701	$568,021		$—
$67,125,569	$16,133,089	$21,684,991		$(1,627,216)	$(811,497)	$59,134,954		$2,638,694		$768,841

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 5,203,999	$1,788,078	$2,027,011		$—	$—	$4,965,066	4,965,066	$217,424		$—
$72,329,568	$17,921,167	$23,712,002		$(1,627,216)	$(811,497)	$64,100,020		$2,856,118		$768,841

Prudential Day One 2030 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 4,808,029	$1,368,876	$1,156,320		$(114,558)	$(194,581)	$4,711,446	551,046	$139,871		$—

PGIM Global Real Estate Fund (Class R6)
3,556,595	1,765,391	1,171,567	**	(47,275)	(158,583)	3,944,561	211,165	55,115	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
2,013,289	341,216	1,098,638		211,697	(112,872)	1,354,692	101,933	5,740		3,501

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
3,142,645	2,756,785	1,219,978		(918,117)	(97,188)	3,664,147	508,204	685,743		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
841,903	193,052	416,974		62,004	(25,082)	654,903	57,803	31,232		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
7,546,714	1,097,573	2,688,025		729,398	53,754	6,739,414	497,374	168,045		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
14,081,345	2,154,955	5,118,714		595,023	352,557	12,065,166	634,675	201,124		136,942

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
2,021,988	591,883	1,043,386		(118,935)	10,975	1,462,525	141,993	—		267,180

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
8,320,768	1,766,363	3,424,513		(223,803)	257,309	6,696,124	387,956	117,041		585,288

PGIM TIPS Fund (Class R6)
11,030,502	3,596,926	2,667,632		(603,603)	(480,672)	10,875,521	1,279,473	507,999		—

PGIM Total Return Bond Fund (Class R6)
9,780,876	2,497,037	2,294,886		(224,421)	(450,495)	9,308,111	786,823	526,053		—

Prudential Day One Funds  219

Notes to Financial Statements (continued)

Prudential Day One 2030 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions
$67,144,654	$18,130,057	$22,300,633		$(652,590)	$(844,878)	$61,476,610		$2,437,963		$992,911

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 4,016,555	$1,697,627	$1,554,799		$—	$—	$4,159,383	4,159,383	$174,784		$—
$71,161,209	$19,827,684	$23,855,432		$(652,590)	$(844,878)	$65,635,993		$2,612,747		$992,911

Prudential Day One 2035 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 2,634,456	$963,532	$511,521		$(79,191)	$(94,841)	$2,912,435	340,636	$80,451		$—

PGIM Global Real Estate Fund (Class R6)
2,159,389	1,435,349	568,068	**	(14,923)	(85,602)	2,926,145	156,646	38,719	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,850,438	386,573	761,897		313,815	(197,583)	1,591,346	119,740	5,459		3,330

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,971,098	1,984,611	709,272		(583,020)	(63,250)	2,600,167	360,633	444,687		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,258,628	689,648	415,383		156,872	(24,166)	1,665,599	147,008	48,270		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
6,539,183	1,426,340	1,963,622		754,627	3,907	6,760,435	498,925	150,680		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
11,405,794	2,135,686	3,422,525		729,797	130,329	10,979,081	577,542	168,428		114,679

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,887,970	686,262	721,722		(62,949)	1,130	1,790,691	173,853	—		257,926

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
7,180,838	1,775,496	2,268,549		91,684	27,998	6,807,467	394,407	104,428		522,216

PGIM TIPS Fund (Class R6)
5,238,954	2,222,679	991,870		(343,982)	(189,773)	5,936,008	698,354	255,462		—

Prudential Day One 2035 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$ 5,477,182	$2,096,249	$1,041,459		$(164,682)	$(219,717)	$6,147,573	519,660	$314,902		$—
$47,603,930	$15,802,425	$13,375,888		$798,048	$(711,568)	$50,116,947		$1,611,486		$898,151

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 1,557,028	$1,218,193	$706,817		$—	$—	$2,068,404	2,068,404	$77,778		$—
$49,160,958	$17,020,618	$14,082,705		$798,048	$(711,568)	$52,185,351		$1,689,264		$898,151
Prudential Day One 2040 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 1,979,983	$819,985	$477,782		$(47,597)	$(81,970)	$2,192,619	256,447	$61,871		$—

PGIM Global Real Estate Fund (Class R6)
1,810,600	1,172,707	562,028	**	(12,298)	(80,310)	2,328,671	124,661	31,298	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
2,037,188	441,479	843,393		266,067	(136,564)	1,764,777	132,790	6,167		3,762

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,817,977	1,836,690	719,934		(546,469)	(70,681)	2,317,583	321,440	421,116		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,875,267	923,302	660,252		227,539	(46,199)	2,319,657	204,736	73,888		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
7,196,689	1,405,671	2,026,237		844,230	23,723	7,444,076	549,378	170,256		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
10,960,818	1,847,290	3,172,185		705,591	117,157	10,458,671	550,167	166,136		113,118

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
2,718,828	911,792	1,132,190		(122,829)	(177)	2,375,424	230,624	—		381,225

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
7,068,846	1,615,546	2,130,992		69,590	39,303	6,662,293	385,996	105,515		527,654

PGIM TIPS Fund (Class R6)
3,283,097	1,420,519	749,411		(197,648)	(136,485)	3,620,072	425,891	160,414		—

PGIM Total Return Bond Fund (Class R6)
3,969,594	1,653,755	948,319		(90,809)	(186,737)	4,397,484	371,723	232,000		—

Prudential Day One Funds  221

Notes to Financial Statements (continued)

Prudential Day One 2040 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions
$44,718,887	$14,048,736	$13,422,723		$1,095,367	$(558,940)	$45,881,327		$1,428,661		$1,025,759

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 667,529	$532,591	$558,356		$—	$—	$641,764	641,764	$26,680		$—
$45,386,416	$14,581,327	$13,981,079		$1,095,367	$(558,940)	$46,523,091		$1,455,341		$1,025,759
Prudential Day One 2045 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 985,544	$459,291	$236,258		$(23,514)	$(39,587)	$1,145,476	133,974	$31,016		$—

PGIM Global Real Estate Fund (Class R6)
1,239,160	836,023	325,429	**	(11,091)	(46,136)	1,692,527	90,606	22,381	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,524,228	380,614	588,376		208,664	(103,164)	1,421,966	106,995	4,652		2,837

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
1,058,319	1,277,380	429,088		(312,031)	(44,946)	1,549,634	214,928	246,795		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,711,605	861,344	562,268		205,749	(38,220)	2,178,210	192,252	67,938		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
5,909,743	1,406,400	1,796,208		714,704	(2,413)	6,232,226	459,943	140,916		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
7,573,547	1,503,593	1,838,761		617,173	32,322	7,887,874	414,933	115,646		78,741

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
2,427,267	879,042	914,560		(76,652)	(22,151)	2,292,946	222,616	—		342,851

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
5,012,109	1,320,630	1,404,697		110,297	(3,790)	5,034,549	291,689	75,377		376,939

PGIM TIPS Fund (Class R6)
1,123,177	764,852	289,838		(57,862)	(56,222)	1,484,107	174,601	59,720		—

Prudential Day One 2045 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$ 2,469,751	$1,116,746	$582,323		$(58,558)	$(110,865)	$2,834,751	239,624	$144,406		$—
$31,034,450	$10,805,915	$8,967,806		$1,316,879	$(435,172)	$33,754,266		$908,847		$801,368

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 56,693	$320,644	$299,597		$—	$—	$77,740	77,740	$1,887		$—
$31,091,143	$11,126,559	$9,267,403		$1,316,879	$(435,172)	$33,832,006		$910,734		$801,368

Prudential Day One 2050 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 277,701	$161,544	$65,971		$(9,365)	$(8,787)	$355,122	41,535	$9,237		$—

PGIM Global Real Estate Fund (Class R6)
798,115	549,643	195,309	**	(7,653)	(29,776)	1,115,020	59,691	14,650	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
997,685	262,891	291,831		118,341	(38,264)	1,048,822	78,918	3,059		1,866

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
601,445	741,357	251,440		(174,484)	(29,144)	887,734	123,125	140,859		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
1,299,238	683,760	401,851		156,823	(27,528)	1,710,442	150,966	51,772		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
4,278,132	1,018,058	1,187,992		505,343	2,673	4,616,214	340,680	102,486		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
5,144,509	990,110	1,282,482		392,561	11,779	5,256,477	276,511	78,892		53,716

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
1,649,535	636,496	425,180		(36,465)	(982)	1,823,404	177,029	—		234,001

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
3,308,404	863,144	783,826		88,321	(5,826)	3,470,217	201,055	49,968		249,877

PGIM TIPS Fund (Class R6)
281,288	170,507	67,298		(16,258)	(12,704)	355,535	41,828	14,476		—

PGIM Total Return Bond Fund (Class R6)
1,352,038	645,107	301,869		(37,064)	(57,483)	1,600,729	135,311	79,996		—

Prudential Day One Funds  223

Notes to Financial Statements (continued)

Prudential Day One 2050 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions
$19,988,090	$6,722,617	$5,255,049		$980,100	$(196,042)	$22,239,716		$545,395		$539,460

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 48,096	$220,372	$206,902		$—	$—	$61,566	61,566	$1,391		$—
$20,036,186	$6,942,989	$5,461,951		$980,100	$(196,042)	$22,301,282		$546,786		$539,460

Prudential Day One 2055 Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 282,421	$261,837	$79,695	**	$(3,363)	$(6,950)	$454,250	24,317	$5,556	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
353,070	166,654	104,758		38,567	(4,345)	449,188	33,799	1,140		695

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
212,673	316,887	94,504		(62,224)	(11,173)	361,659	50,161	52,524		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
529,359	366,621	184,984		61,653	(3,427)	769,222	67,893	22,210		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
1,613,424	704,525	479,772		222,470	(2,810)	2,057,837	151,870	40,693		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
1,808,190	677,117	533,233		172,676	(5,918)	2,118,832	111,459	29,202		19,883

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
623,341	362,437	184,620		(7,959)	(2,116)	791,083	76,804	—		93,151

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
1,170,676	525,799	331,095		48,859	(7,746)	1,406,493	81,489	18,618		93,107

PGIM TIPS Fund (Class R6)
—	124,792	15,425		(728)	(7)	108,632	12,780	2,479		—

PGIM Total Return Bond Fund (Class R6)
478,518	282,162	183,108		(3,368)	(30,765)	543,439	45,937	27,400		—
$7,071,672	$3,788,831	$2,191,194		$466,583	$(75,257)	$9,060,635		$199,822		$206,836

Prudential Day One 2055 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 36,493	$224,553	$206,701		$—	$—	$54,345	54,345	$1,039		$—
$7,108,165	$4,013,384	$2,397,895		$466,583	$(75,257)	$9,114,980		$200,861		$206,836
Prudential Day One 2060 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 277,398	$252,206	$127,281	**	$11,599	$(28,138)	$385,784	20,652	$5,430	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
346,762	161,052	149,981		46,084	(19,331)	384,586	28,938	1,090		664

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
209,036	305,990	131,711		(53,423)	(22,742)	307,150	42,601	50,066		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
588,446	357,826	286,960		84,252	(36,478)	707,086	62,408	23,961		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
1,664,101	689,866	714,439		244,124	(30,003)	1,853,649	136,801	40,843		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
1,741,349	615,959	728,697		153,464	(12,570)	1,769,505	93,083	27,308		18,594

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
637,398	351,456	276,456		7,203	(29,971)	689,630	66,954	—		92,466

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
1,149,863	490,284	471,241		54,179	(25,500)	1,197,585	69,385	17,759		88,813

PGIM Total Return Bond Fund (Class R6)
331,706	235,786	142,993		4,389	(28,893)	399,995	33,812	20,673		—
$6,946,059	$3,460,425	$3,029,759		$551,871	$(233,626)	$7,694,970		$187,130		$200,537

Short-Term Investments - Affiliated Mutual Fund(wd) :

PGIM Core Ultra Short Bond Fund
$ 35,876	$238,826	$223,101		$—	$—	$51,601	51,601	$1,017		$—
$6,981,935	$3,699,251	$3,252,860		$551,871	$(233,626)	$7,746,571		$188,147		$200,537

Prudential Day One Funds  225

Notes to Financial Statements (continued)

Prudential Day One 2065 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$ 18,300	$25,707	$9,800	**	$1,160	$(1,842)	$33,525	1,795	$384	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
22,876	20,463	11,740		4,291	(2,074)	33,816	2,544	68		42

PGIM Quant Solutions Commodity Strategies Fund (Class R6)
13,790	27,014	9,457		(3,407)	(1,242)	26,698	3,703	3,144		—

PGIM Quant Solutions Emerging Markets Equity Fund (Class R6)
40,625	45,837	23,820		8,530	(3,835)	67,337	5,943	1,576		—

PGIM Quant Solutions International Developed Markets Index Fund (Class R6)
114,364	91,116	57,573		20,938	(4,786)	164,059	12,108	2,667		—

PGIM Quant Solutions Large-Cap Core Fund (Class R6)
114,876	83,074	56,396		15,687	(2,505)	154,736	8,140	1,715		1,168

PGIM Quant Solutions Mid-Cap Core Fund (Class R6)
42,048	39,674	21,459		2,583	(2,923)	59,923	5,818	—		5,806

PGIM Quant Solutions US Broad Market Index Fund (Class R6)
75,856	60,716	36,603		7,668	(3,018)	104,619	6,061	1,115		5,577

PGIM Total Return Bond Fund (Class R6)
15,500	17,326	7,693		447	(1,512)	24,068	2,035	994		—
$458,235	$410,927	$234,541		$57,897	$(23,737)	$668,781		$11,663		$12,593

Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund
$ 277	$55,763	$55,488		$—	$—	$552	552	$39		$—
$458,512	$466,690	$290,029		$57,897	$(23,737)	$669,333		$11,702		$12,593

**	Amount includes return of capital distribution.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
Prudential Day One Income Fund	$1,116,141	$ 512,204	$—	$1,628,345
Prudential Day One 2015 Fund	568,401	266,791	—	835,192
Prudential Day One 2020 Fund	2,342,497	1,455,387	—	3,797,884
Prudential Day One 2025 Fund	2,893,654	1,894,292	—	4,787,946
Prudential Day One 2030 Fund	2,841,451	2,812,093	—	5,653,544
Prudential Day One 2035 Fund	1,558,655	2,001,630	—	3,560,285
Prudential Day One 2040 Fund	1,498,288	2,293,340	—	3,791,628
Prudential Day One 2045 Fund	707,878	1,498,642	—	2,206,520
Prudential Day One 2050 Fund	393,828	1,201,821	—	1,595,649
Prudential Day One 2055 Fund	19,784	347,634	—	367,418
Prudential Day One 2060 Fund	160,146	389,390	—	549,536
Prudential Day One 2065 Fund	9,740	11,856	—	21,596

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
Prudential Day One Income Fund	$2,233,672	$ 159,592	$—	$2,393,264
Prudential Day One 2015 Fund	1,100,783	256,727	—	1,357,510
Prudential Day One 2020 Fund	4,599,002	1,449,267	—	6,048,269
Prudential Day One 2025 Fund	6,850,077	1,896,875	—	8,746,952
Prudential Day One 2030 Fund	6,859,944	627,459	—	7,487,403
Prudential Day One 2035 Fund	4,706,096	2,171,482	—	6,877,578
Prudential Day One 2040 Fund	5,106,036	717,307	—	5,823,343
Prudential Day One 2045 Fund	3,552,456	1,231,367	—	4,783,823
Prudential Day One 2050 Fund	2,545,421	402,112	—	2,947,533
Prudential Day One 2055 Fund	1,177,073	1,241,905	—	2,418,978
Prudential Day One 2060 Fund	712,334	25,355	—	737,689
Prudential Day One 2065 Fund	41,018	1,132	—	42,150

For the year ended July 31, 2023, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Prudential Day One Income Fund	$ 108,678	$ 66,004
Prudential Day One 2015 Fund	157,260	—
Prudential Day One 2020 Fund	781,900	139,842
Prudential Day One 2025 Fund	1,177,041	224,020
Prudential Day One 2030 Fund	742,870	892,091
Prudential Day One 2035 Fund	650,351	583,733
Prudential Day One 2040 Fund	317,420	777,451
Prudential Day One 2045 Fund	240,299	525,359
Prudential Day One 2050 Fund	176,547	342,300

Prudential Day One Funds  227

Notes to Financial Statements (continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Prudential Day One 2055 Fund	$ 188,952	$—
Prudential Day One 2060 Fund	45,114	19,051
Prudential Day One 2065 Fund	947	4,792

The United States federal income tax basis of the Day One Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prudential Day One
Income Fund	$24,316,657	$1,480,448	$(3,249,582)	$(1,769,134)
Prudential Day One
2015 Fund	10,471,989	862,368	(1,478,168)	(615,800)
Prudential Day One
2020 Fund	43,238,740	4,099,015	(5,961,470)	(1,862,455)
Prudential Day One
2025 Fund	66,343,823	6,680,730	(8,924,534)	(2,243,804)
Prudential Day One
2030 Fund	66,145,024	7,789,442	(8,298,473)	(509,031)
Prudential Day One
2035 Fund	50,391,139	7,179,784	(5,385,572)	1,794,212
Prudential Day One
2040 Fund	43,598,354	7,209,006	(4,284,269)	2,924,737
Prudential Day One
2045 Fund	31,473,720	5,369,437	(3,011,151)	2,358,286
Prudential Day One
2050 Fund	20,216,122	3,654,414	(1,569,254)	2,085,160
Prudential Day One
2055 Fund	8,219,604	1,698,442	(803,066)	895,376
Prudential Day One
2060 Fund	7,224,502	1,133,349	(611,280)	522,069
Prudential Day One
2065 Fund	645,527	70,786	(46,980)	23,806

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Prudential Day One 2015 Fund	$87,000	$—
Prudential Day One 2055 Fund	16,000	—

The Manager has analyzed the Day One Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Day One Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Day One Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The RIC is authorized to issue an unlimited number of shares of beneficial interest of the Day One Funds, at $0.001 par value per share. The Day One Funds offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Day One Funds to one or more other share classes of the Day One Funds as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Day One Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One Income Fund–Class R1	2,554	97.6%
Prudential Day One Income Fund–Class R2	2,596	78.1
Prudential Day One Income Fund–Class R4	2,638	100.0
Prudential Day One Income Fund–Class R5	2,657	2.8
Prudential Day One 2015 Fund–Class R1	1,296	100.0
Prudential Day One 2015 Fund–Class R2	1,315	24.5
Prudential Day One 2015 Fund–Class R3	1,327	100.0
Prudential Day One 2015 Fund–Class R4	1,336	100.0
Prudential Day One 2015 Fund–Class R5	1,343	7.5
Prudential Day One 2020 Fund–Class R1	1,300	100.0
Prudential Day One 2020 Fund–Class R4	1,338	100.0
Prudential Day One 2020 Fund–Class R5	1,347	0.5
Prudential Day One 2025 Fund–Class R1	1,309	100.0
Prudential Day One 2025 Fund–Class R4	1,348	100.0
Prudential Day One 2025 Fund–Class R5	1,356	2.0
Prudential Day One 2030 Fund–Class R1	1,315	21.4
Prudential Day One 2030 Fund–Class R4	1,355	41.0
Prudential Day One 2035 Fund–Class R1	1,364	46.0

Prudential Day One Funds  229

Notes to Financial Statements (continued)

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One 2035 Fund–Class R4	1,404	100.0%
Prudential Day One 2035 Fund–Class R5	1,413	1.9
Prudential Day One 2040 Fund–Class R1	1,337	31.3
Prudential Day One 2040 Fund–Class R4	1,376	24.9
Prudential Day One 2045 Fund–Class R1	1,393	100.0
Prudential Day One 2045 Fund–Class R4	1,436	28.1
Prudential Day One 2050 Fund–Class R1	1,344	28.1
Prudential Day One 2050 Fund–Class R3	817	52.7
Prudential Day One 2050 Fund–Class R4	1,383	17.2
Prudential Day One 2050 Fund–Class R5	1,391	1.2
Prudential Day One 2055 Fund–Class R1	1,588	93.5
Prudential Day One 2055 Fund–Class R2	1,605	6.8
Prudential Day One 2055 Fund–Class R3	934	23.2
Prudential Day One 2055 Fund–Class R4	1,625	45.3
Prudential Day One 2055 Fund–Class R5	1,632	3.1
Prudential Day One 2060 Fund–Class R1	1,297	77.3
Prudential Day One 2060 Fund–Class R4	1,332	71.8
Prudential Day One 2060 Fund–Class R5	1,339	2.5
Prudential Day One 2065 Fund–Class R1	1,137	100.0
Prudential Day One 2065 Fund–Class R2	1,145	11.4
Prudential Day One 2065 Fund–Class R3	1,151	62.1
Prudential Day One 2065 Fund–Class R4	1,154	100.0
Prudential Day One 2065 Fund–Class R5	1,157	84.1
Prudential Day One 2065 Fund–Class R6	1,162	2.7

At the reporting period end, the number of shareholders holding greater than 5% of the Day One Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Prudential Day One Income Fund	—	—%
Prudential Day One 2015 Fund	—	—
Prudential Day One 2020 Fund	—	—
Prudential Day One 2025 Fund	—	—
Prudential Day One 2030 Fund	—	—
Prudential Day One 2035 Fund	—	—
Prudential Day One 2040 Fund	—	—
Prudential Day One 2045 Fund	—	—
Prudential Day One 2050 Fund	—	—
Prudential Day One 2055 Fund	—	—
Prudential Day One 2060 Fund	—	—
Prudential Day One 2065 Fund	1	11.7

Fund	Number of Shareholders	Percentage of Outstanding Shares
Unaffiliated:
Prudential Day One Income Fund	4	87.1%
Prudential Day One 2015 Fund	1	86.8
Prudential Day One 2020 Fund	4	92.4
Prudential Day One 2025 Fund	3	85.9
Prudential Day One 2030 Fund	4	86.5
Prudential Day One 2035 Fund	3	81.7
Prudential Day One 2040 Fund	3	80.6
Prudential Day One 2045 Fund	5	85.6
Prudential Day One 2050 Fund	5	86.9
Prudential Day One 2055 Fund	5	80.2
Prudential Day One 2060 Fund	6	84.9
Prudential Day One 2065 Fund	2	69.4

Transactions in shares of beneficial interest were as follows:

Prudential Day One Income Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	24	$241
Shares issued in reinvestment of dividends and distributions	168	1,612
Shares purchased	(1)	(5)
Net increase (decrease) in shares outstanding	191	$1,848

Year ended July 31, 2022:
Shares sold	13	$148
Shares issued in reinvestment of dividends and distributions	175	2,001
Shares purchased	— **	(3)
Net increase (decrease) in shares outstanding	188	$2,146

Class R2
Year ended July 31, 2023:
Shares sold	8,708	$91,388
Shares issued in reinvestment of dividends and distributions	235	2,260
Shares purchased	(10,148)	(103,841)
Net increase (decrease) in shares outstanding	(1,205)	$(10,193)

Year ended July 31, 2022:
Shares sold	14,891	$175,016
Shares issued in reinvestment of dividends and distributions	12,608	145,975
Shares purchased	(197,970)	(2,221,669)
Net increase (decrease) in shares outstanding	(170,471)	$(1,900,678)

Prudential Day One Funds  231

Notes to Financial Statements (continued)

Prudential Day One Income Fund (cont’d.):

Share Class	Shares	Amount

Class R3
Year ended July 31, 2023:
Shares sold	965	$9,474
Shares issued in reinvestment of dividends and distributions	1,108	10,642
Shares purchased	(45)	(426)
Net increase (decrease) in shares outstanding	2,028	$19,690

Year ended July 31, 2022:
Shares sold	557	$7,043
Shares issued in reinvestment of dividends and distributions	1,146	13,092
Shares purchased	(120,380)	(1,459,222)
Net increase (decrease) in shares outstanding	(118,677)	$(1,439,087)

Class R4
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	183	$1,752
Net increase (decrease) in shares outstanding	183	$1,752

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	189	$2,163
Net increase (decrease) in shares outstanding	189	$2,163

Class R5
Year ended July 31, 2023:
Shares sold	5,953	$58,589
Shares issued in reinvestment of dividends and distributions	6,601	63,374
Shares purchased	(5,954)	(58,068)
Net increase (decrease) in shares outstanding	6,600	$63,895

Year ended July 31, 2022:
Shares sold	4,761	$52,968
Shares issued in reinvestment of dividends and distributions	6,659	75,927
Shares purchased	(3,450)	(40,141)
Net increase (decrease) in shares outstanding	7,970	$88,754

Prudential Day One Income Fund (cont’d.):

Share Class	Shares	Amount

Class R6
Year ended July 31, 2023:
Shares sold	131,578	$1,298,950
Shares issued in reinvestment of dividends and distributions	160,973	1,548,705
Shares purchased	(328,136)	(3,227,540)
Net increase (decrease) in shares outstanding	(35,585)	$(379,885)

Year ended July 31, 2022:
Shares sold	720,805	$8,602,685
Shares issued in reinvestment of dividends and distributions	188,349	2,154,067
Shares purchased	(719,230)	(8,343,226)
Net increase (decrease) in shares outstanding	189,924	$2,413,526

** Less than 1 share.

Prudential Day One 2015 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	90	$856
Net increase (decrease) in shares outstanding	90	$856

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	101	$1,166
Net increase (decrease) in shares outstanding	101	$1,166

Class R2
Year ended July 31, 2023:
Shares sold	330	$3,272
Shares issued in reinvestment of dividends and distributions	369	3,495
Shares purchased	(20)	(206)
Net increase (decrease) in shares outstanding	679	$6,561

Year ended July 31, 2022:
Shares sold	399	$4,577
Shares issued in reinvestment of dividends and distributions	382	4,443
Shares purchased	(134)	(1,614)
Net increase (decrease) in shares outstanding	647	$7,406

Prudential Day One Funds  233

Notes to Financial Statements (continued)

Prudential Day One 2015 Fund (cont’d.):

Share Class	Shares	Amount

Class R3
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	98	$926
Net increase (decrease) in shares outstanding	98	$926

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	106	$1,239
Net increase (decrease) in shares outstanding	106	$1,239

Class R4
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	100	$944
Net increase (decrease) in shares outstanding	100	$944

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	108	$1,259
Net increase (decrease) in shares outstanding	108	$1,259

Class R5
Year ended July 31, 2023:
Shares sold	4,207	$42,074
Shares issued in reinvestment of dividends and distributions	1,371	12,979
Shares purchased	(3,837)	(38,007)
Net increase (decrease) in shares outstanding	1,741	$17,046

Year ended July 31, 2022:
Shares sold	7,391	$83,995
Shares issued in reinvestment of dividends and distributions	1,150	13,383
Shares purchased	(3,089)	(32,005)
Net increase (decrease) in shares outstanding	5,452	$65,373

Class R6
Year ended July 31, 2023:
Shares sold	5,243	$54,518
Shares issued in reinvestment of dividends and distributions	86,257	815,992
Shares purchased	(213,374)	(2,112,325)
Net increase (decrease) in shares outstanding	(121,874)	$(1,241,815)

Prudential Day One 2015 Fund (cont’d.):

Share Class	Shares	Amount
Year ended July 31, 2022:
Shares sold	98,722	$1,211,781
Shares issued in reinvestment of dividends and distributions	114,877	1,336,020
Shares purchased	(344,880)	(3,944,904)
Net increase (decrease) in shares outstanding	(131,281)	$(1,397,103)

Prudential Day One 2020 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	101	$976
Net increase (decrease) in shares outstanding	101	$976

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	100	$1,202
Net increase (decrease) in shares outstanding	100	$1,202

Class R2
Year ended July 31, 2023:
Shares sold	3,798	$40,107
Shares issued in reinvestment of dividends and distributions	647	6,256
Shares purchased	(3,769)	(37,589)
Net increase (decrease) in shares outstanding	676	$8,774

Year ended July 31, 2022:
Shares sold	104,291	$1,312,038
Shares issued in reinvestment of dividends and distributions	32,528	390,989
Shares purchased	(579,301)	(6,952,142)
Net increase (decrease) in shares outstanding	(442,482)	$(5,249,115)

Class R3
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	8,727	$84,476
Shares purchased	(10,824)	(104,995)
Net increase (decrease) in shares outstanding	(2,097)	$(20,519)

Year ended July 31, 2022:
Shares sold	1,317	$17,199
Shares issued in reinvestment of dividends and distributions	9,406	113,256
Shares purchased	(55,636)	(699,284)
Net increase (decrease) in shares outstanding	(44,913)	$(568,829)

Prudential Day One Funds  235

Notes to Financial Statements (continued)

Prudential Day One 2020 Fund (cont’d.):

Share Class	Shares	Amount

Class R4
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	110	$1,068
Net increase (decrease) in shares outstanding	110	$1,068

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	107	$1,296
Net increase (decrease) in shares outstanding	107	$1,296

Class R5
Year ended July 31, 2023:
Shares sold	13,434	$137,571
Shares issued in reinvestment of dividends and distributions	24,334	235,551
Shares purchased	(21,608)	(218,445)
Net increase (decrease) in shares outstanding	16,160	$154,677

Year ended July 31, 2022:
Shares sold	14,637	$170,276
Shares issued in reinvestment of dividends and distributions	27,186	327,317
Shares purchased	(54,868)	(605,130)
Net increase (decrease) in shares outstanding	(13,045)	$(107,537)

Class R6
Year ended July 31, 2023:
Shares sold	117,501	$1,217,301
Shares issued in reinvestment of dividends and distributions	359,913	3,469,557
Shares purchased	(1,063,420)	(10,854,417)
Net increase (decrease) in shares outstanding	(586,006)	$(6,167,559)

Prudential Day One 2020 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	434,223	$5,312,864
Shares issued in reinvestment of dividends and distributions	434,880	5,214,209
Shares purchased	(1,240,115)	(14,583,522)
Net increase (decrease) in shares outstanding	(371,012)	$(4,056,449)

Prudential Day One 2025 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	86	$846
Net increase (decrease) in shares outstanding	86	$846

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	111	$1,353
Net increase (decrease) in shares outstanding	111	$1,353

Class R2
Year ended July 31, 2023:
Shares sold	4,409	$45,818
Shares issued in reinvestment of dividends and distributions	759	7,493
Shares purchased	(702)	(7,409)
Net increase (decrease) in shares outstanding	4,466	$45,902

Year ended July 31, 2022:
Shares sold	3,701	$44,072
Shares issued in reinvestment of dividends and distributions	686	8,344
Shares purchased	(1,213)	(14,902)
Net increase (decrease) in shares outstanding	3,174	$37,514

Class R3
Year ended July 31, 2023:
Shares sold	2,312	$23,783
Shares issued in reinvestment of dividends and distributions	3,010	29,707
Shares purchased	(1,690)	(16,695)
Net increase (decrease) in shares outstanding	3,632	$36,795

Year ended July 31, 2022:
Shares sold	3,542	$44,924
Shares issued in reinvestment of dividends and distributions	3,800	46,210
Shares purchased	(726,393)	(9,486,356)
Net increase (decrease) in shares outstanding	(719,051)	$(9,395,222)

Prudential Day One Funds  237

Notes to Financial Statements (continued)

Prudential Day One 2025 Fund (cont’d.):

Share Class	Shares	Amount

Class R4
Year ended July 31, 2023:
Shares sold	758	$8,064
Shares issued in reinvestment of dividends and distributions	198	1,952
Shares purchased	(1,604)	(16,150)
Net increase (decrease) in shares outstanding	(648)	$(6,134)

Year ended July 31, 2022:
Shares sold	726	$8,616
Shares issued in reinvestment of dividends and distributions	137	1,671
Shares purchased	(1)	(10)
Net increase (decrease) in shares outstanding	862	$10,277

Class R5
Year ended July 31, 2023:
Shares sold	22,311	$231,493
Shares issued in reinvestment of dividends and distributions	4,694	46,333
Shares purchased	(12,724)	(130,897)
Net increase (decrease) in shares outstanding	14,281	$146,929

Year ended July 31, 2022:
Shares sold	41,893	$498,097
Shares issued in reinvestment of dividends and distributions	2,714	33,003
Shares purchased	(11,073)	(122,926)
Net increase (decrease) in shares outstanding	33,534	$408,174

Class R6
Year ended July 31, 2023:
Shares sold	352,341	$3,716,377
Shares issued in reinvestment of dividends and distributions	475,872	4,701,615
Shares purchased	(1,288,773)	(13,476,776)
Net increase (decrease) in shares outstanding	(460,560)	$(5,058,784)

Prudential Day One 2025 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	1,650,400	$20,713,463
Shares issued in reinvestment of dividends and distributions	710,704	8,656,371
Shares purchased	(2,161,821)	(25,304,644)
Net increase (decrease) in shares outstanding	199,283	$4,065,190

Prudential Day One 2030 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	790	$8,787
Shares issued in reinvestment of dividends and distributions	464	4,803
Shares purchased	(29)	(313)
Net increase (decrease) in shares outstanding	1,225	$13,277

Year ended July 31, 2022:
Shares sold	557	$7,268
Shares issued in reinvestment of dividends and distributions	357	4,666
Shares purchased	(21)	(264)
Net increase (decrease) in shares outstanding	893	$11,670

Class R2
Year ended July 31, 2023:
Shares sold	3,537	$38,877
Shares issued in reinvestment of dividends and distributions	2,308	23,953
Shares purchased	(2,805)	(29,924)
Net increase (decrease) in shares outstanding	3,040	$32,906

Year ended July 31, 2022:
Shares sold	75,667	$1,006,436
Shares issued in reinvestment of dividends and distributions	47,756	625,131
Shares purchased	(630,095)	(8,011,167)
Net increase (decrease) in shares outstanding	(506,672)	$(6,379,600)

Class R3
Year ended July 31, 2023:
Shares sold	15,918	$174,149
Shares issued in reinvestment of dividends and distributions	10,513	109,021
Shares purchased	(605)	(6,290)
Net increase (decrease) in shares outstanding	25,826	$276,880

Prudential Day One Funds  239

Notes to Financial Statements (continued)

Prudential Day One 2030 Fund (cont’d.):

Share Class	Shares	Amount
Year ended July 31, 2022:
Shares sold	22,038	$280,749
Shares issued in reinvestment of dividends and distributions	8,772	114,735
Shares purchased	(166,870)	(2,282,588)
Net increase (decrease) in shares outstanding	(136,060)	$(1,887,104)

Class R4
Year ended July 31, 2023:
Shares sold	1,756	$19,353
Shares issued in reinvestment of dividends and distributions	299	3,094
Shares purchased	(1,334)	(13,930)
Net increase (decrease) in shares outstanding	721	$8,517

Year ended July 31, 2022:
Shares sold	797	$10,152
Shares issued in reinvestment of dividends and distributions	165	2,155
Shares purchased	(2)	(29)
Net increase (decrease) in shares outstanding	960	$12,278

Class R5
Year ended July 31, 2023:
Shares sold	36,291	$399,496
Shares issued in reinvestment of dividends and distributions	31,004	321,515
Shares purchased	(14,490)	(159,983)
Net increase (decrease) in shares outstanding	52,805	$561,028

Year ended July 31, 2022:
Shares sold	33,096	$416,432
Shares issued in reinvestment of dividends and distributions	25,049	327,886
Shares purchased	(12,195)	(164,039)
Net increase (decrease) in shares outstanding	45,950	$580,279

Class R6
Year ended July 31, 2023:
Shares sold	350,932	$3,875,077
Shares issued in reinvestment of dividends and distributions	500,111	5,191,158
Shares purchased	(1,104,450)	(12,107,139)
Net increase (decrease) in shares outstanding	(253,407)	$(3,040,904)

Prudential Day One 2030 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	1,179,597	$15,764,511
Shares issued in reinvestment of dividends and distributions	489,529	6,412,830
Shares purchased	(1,362,236)	(17,183,073)
Net increase (decrease) in shares outstanding	306,890	$4,994,268

Prudential Day One 2035 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	156	$1,714
Shares issued in reinvestment of dividends and distributions	202	2,086
Shares purchased	(15)	(166)
Net increase (decrease) in shares outstanding	343	$3,634

Year ended July 31, 2022:
Shares sold	101	$1,237
Shares issued in reinvestment of dividends and distributions	283	3,686
Shares purchased	(12)	(155)
Net increase (decrease) in shares outstanding	372	$4,768

Class R2
Year ended July 31, 2023:
Shares sold	4,552	$49,858
Shares issued in reinvestment of dividends and distributions	749	7,734
Shares purchased	(38,945)	(412,730)
Net increase (decrease) in shares outstanding	(33,644)	$(355,138)

Year ended July 31, 2022:
Shares sold	6,192	$78,930
Shares issued in reinvestment of dividends and distributions	4,897	63,858
Shares purchased	(1,756)	(23,133)
Net increase (decrease) in shares outstanding	9,333	$119,655

Class R3
Year ended July 31, 2023:
Shares sold	9,469	$103,483
Shares issued in reinvestment of dividends and distributions	2,212	22,868
Shares purchased	(25)	(257)
Net increase (decrease) in shares outstanding	11,656	$126,094

Prudential Day One Funds  241

Notes to Financial Statements (continued)

Prudential Day One 2035 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	10,801	$144,003
Shares issued in reinvestment of dividends and distributions	2,389	31,195
Shares purchased	(690,934)	(9,832,589)
Net increase (decrease) in shares outstanding	(677,744)	$(9,657,391)

Class R4
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	103	$1,075
Net increase (decrease) in shares outstanding	103	$1,075

Year ended July 31, 2022:
Shares sold	7	$93
Shares issued in reinvestment of dividends and distributions	150	1,959
Shares purchased	(7)	(90)
Net increase (decrease) in shares outstanding	150	$1,962

Class R5
Year ended July 31, 2023:
Shares sold	25,477	$279,458
Shares issued in reinvestment of dividends and distributions	4,265	44,097
Shares purchased	(304)	(3,312)
Net increase (decrease) in shares outstanding	29,438	$320,243

Year ended July 31, 2022:
Shares sold	25,466	$318,765
Shares issued in reinvestment of dividends and distributions	3,364	43,940
Shares purchased	(4,996)	(62,937)
Net increase (decrease) in shares outstanding	23,834	$299,768

Class R6
Year ended July 31, 2023:
Shares sold	593,469	$6,508,171
Shares issued in reinvestment of dividends and distributions	336,792	3,482,425
Shares purchased	(572,785)	(6,269,773)
Net increase (decrease) in shares outstanding	357,476	$3,720,823

Prudential Day One 2035 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	795,506	$10,632,655
Shares issued in reinvestment of dividends and distributions	515,539	6,732,940
Shares purchased	(1,010,332)	(12,501,302)
Net increase (decrease) in shares outstanding	300,713	$4,864,293

Prudential Day One 2040 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	850	$9,817
Shares issued in reinvestment of dividends and distributions	311	3,352
Shares purchased	(26)	(297)
Net increase (decrease) in shares outstanding	1,135	$12,872

Year ended July 31, 2022:
Shares sold	557	$7,458
Shares issued in reinvestment of dividends and distributions	245	3,376
Shares purchased	(17)	(224)
Net increase (decrease) in shares outstanding	785	$10,610

Class R2
Year ended July 31, 2023:
Shares sold	6,424	$73,496
Shares issued in reinvestment of dividends and distributions	1,331	14,361
Shares purchased	(1,719)	(19,820)
Net increase (decrease) in shares outstanding	6,036	$68,037

Year ended July 31, 2022:
Shares sold	104,778	$1,493,770
Shares issued in reinvestment of dividends and distributions	43,620	602,390
Shares purchased	(528,402)	(7,063,228)
Net increase (decrease) in shares outstanding	(380,004)	$(4,967,068)

Class R3
Year ended July 31, 2023:
Shares sold	4,283	$49,408
Shares issued in reinvestment of dividends and distributions	4,719	50,923
Net increase (decrease) in shares outstanding	9,002	$100,331

Prudential Day One Funds  243

Notes to Financial Statements (continued)

Prudential Day One 2040 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	8,536	$115,460
Shares issued in reinvestment of dividends and distributions	4,173	57,666
Shares purchased	(210,041)	(3,078,060)
Net increase (decrease) in shares outstanding	(197,332)	$(2,904,934)

Class R4
Year ended July 31, 2023:
Shares sold	1,545	$18,043
Shares issued in reinvestment of dividends and distributions	463	5,003
Shares purchased	(502)	(5,670)
Net increase (decrease) in shares outstanding	1,506	$17,376

Year ended July 31, 2022:
Shares sold	1,448	$19,283
Shares issued in reinvestment of dividends and distributions	271	3,749
Shares purchased	(19)	(246)
Net increase (decrease) in shares outstanding	1,700	$22,786

Class R5
Year ended July 31, 2023:
Shares sold	38,244	$436,749
Shares issued in reinvestment of dividends and distributions	50,374	544,043
Shares purchased	(18,333)	(209,467)
Net increase (decrease) in shares outstanding	70,285	$771,325

Year ended July 31, 2022:
Shares sold	26,889	$355,297
Shares issued in reinvestment of dividends and distributions	49,819	688,996
Shares purchased	(42,833)	(594,474)
Net increase (decrease) in shares outstanding	33,875	$449,819

Class R6
Year ended July 31, 2023:
Shares sold	414,930	$4,848,694
Shares issued in reinvestment of dividends and distributions	293,884	3,173,946
Shares purchased	(625,045)	(7,132,885)
Net increase (decrease) in shares outstanding	83,769	$889,755

Prudential Day One 2040 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	741,422	$10,337,187
Shares issued in reinvestment of dividends and distributions	323,002	4,467,114
Shares purchased	(983,449)	(12,584,235)
Net increase (decrease) in shares outstanding	80,975	$2,220,066

Prudential Day One 2045 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	— **	$2
Shares issued in reinvestment of dividends and distributions	91	956
Shares purchased	— **	(2)
Net increase (decrease) in shares outstanding	91	$956

Year ended July 31, 2022:
Shares sold	1	$16
Shares issued in reinvestment of dividends and distributions	179	2,362
Shares purchased	(165)	(1,817)
Net increase (decrease) in shares outstanding	15	$561

Class R2
Year ended July 31, 2023:
Shares sold	6,174	$68,314
Shares issued in reinvestment of dividends and distributions	1,929	20,278
Shares purchased	(3,320)	(37,987)
Net increase (decrease) in shares outstanding	4,783	$50,605

Year ended July 31, 2022:
Shares sold	11,253	$145,138
Shares issued in reinvestment of dividends and distributions	3,418	45,089
Shares purchased	(11,250)	(133,866)
Net increase (decrease) in shares outstanding	3,421	$56,361

Class R3
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	230	$2,413
Shares purchased	(1,044)	(11,467)
Net increase (decrease) in shares outstanding	(814)	$(9,054)

Prudential Day One Funds  245

Notes to Financial Statements (continued)

Prudential Day One 2045 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	3,533	$50,715
Shares issued in reinvestment of dividends and distributions	380	5,013
Shares purchased	(861,635)	(12,648,626)
Net increase (decrease) in shares outstanding	(857,722)	$(12,592,898)

Class R4
Year ended July 31, 2023:
Shares sold	1,571	$16,835
Shares issued in reinvestment of dividends and distributions	260	2,730
Shares purchased	(643)	(7,282)
Net increase (decrease) in shares outstanding	1,188	$12,283

Year ended July 31, 2022:
Shares sold	655	$7,442
Shares issued in reinvestment of dividends and distributions	421	5,548
Shares purchased	(45)	(605)
Net increase (decrease) in shares outstanding	1,031	$12,385

Class R5
Year ended July 31, 2023:
Shares sold	21,654	$241,608
Shares issued in reinvestment of dividends and distributions	4,962	52,147
Shares purchased	(11,456)	(128,277)
Net increase (decrease) in shares outstanding	15,160	$165,478

Year ended July 31, 2022:
Shares sold	28,912	$366,571
Shares issued in reinvestment of dividends and distributions	7,053	93,097
Shares purchased	(14,077)	(181,789)
Net increase (decrease) in shares outstanding	21,888	$277,879

Class R6
Year ended July 31, 2023:
Shares sold	400,270	$4,495,843
Shares issued in reinvestment of dividends and distributions	202,072	2,127,813
Shares purchased	(405,305)	(4,525,170)
Net increase (decrease) in shares outstanding	197,037	$2,098,486

Prudential Day One 2045 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	516,014	$6,990,216
Shares issued in reinvestment of dividends and distributions	350,374	4,631,941
Shares purchased	(584,830)	(7,192,779)
Net increase (decrease) in shares outstanding	281,558	$4,429,378

** Less than 1 share.

Prudential Day One 2050 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	711	$8,252
Shares issued in reinvestment of dividends and distributions	326	3,554
Shares purchased	(33)	(388)
Net increase (decrease) in shares outstanding	1,004	$11,418

Year ended July 31, 2022:
Shares sold	541	$7,379
Shares issued in reinvestment of dividends and distributions	337	4,665
Shares purchased	(23)	(318)
Net increase (decrease) in shares outstanding	855	$11,726

Class R2
Year ended July 31, 2023:
Shares sold	8,287	$95,673
Shares issued in reinvestment of dividends and distributions	2,341	25,559
Shares purchased	(2,174)	(25,588)
Net increase (decrease) in shares outstanding	8,454	$95,644

Year ended July 31, 2022:
Shares sold	65,305	$934,169
Shares issued in reinvestment of dividends and distributions	39,540	548,421
Shares purchased	(427,136)	(5,782,506)
Net increase (decrease) in shares outstanding	(322,291)	$(4,299,916)

Class R3
Year ended July 31, 2023:
Shares sold	204	$2,372
Shares issued in reinvestment of dividends and distributions	109	1,194
Net increase (decrease) in shares outstanding	313	$3,566

Prudential Day One Funds  247

Notes to Financial Statements (continued)

Prudential Day One 2050 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	3,288	$48,256
Shares issued in reinvestment of dividends and distributions	114	1,580
Shares purchased	(274,825)	(4,127,664)
Net increase (decrease) in shares outstanding	(271,423)	$(4,077,828)

Class R4
Year ended July 31, 2023:
Shares sold	1,916	$22,354
Shares issued in reinvestment of dividends and distributions	645	7,035
Shares purchased	(1,709)	(20,421)
Net increase (decrease) in shares outstanding	852	$8,968

Year ended July 31, 2022:
Shares sold	5,418	$79,018
Shares issued in reinvestment of dividends and distributions	645	8,931
Shares purchased	(23)	(301)
Net increase (decrease) in shares outstanding	6,040	$87,648

Class R5
Year ended July 31, 2023:
Shares sold	25,176	$292,474
Shares issued in reinvestment of dividends and distributions	8,449	92,260
Shares purchased	(11,889)	(138,530)
Net increase (decrease) in shares outstanding	21,736	$246,204

Year ended July 31, 2022:
Shares sold	22,409	$301,578
Shares issued in reinvestment of dividends and distributions	9,540	132,318
Shares purchased	(14,366)	(186,409)
Net increase (decrease) in shares outstanding	17,583	$247,487

Class R6
Year ended July 31, 2023:
Shares sold	250,373	$2,948,702
Shares issued in reinvestment of dividends and distributions	134,008	1,466,047
Shares purchased	(243,613)	(2,812,405)
Net increase (decrease) in shares outstanding	140,768	$1,602,344

Prudential Day One 2050 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	412,380	$5,864,603
Shares issued in reinvestment of dividends and distributions	161,987	2,251,618
Shares purchased	(319,029)	(4,054,587)
Net increase (decrease) in shares outstanding	255,338	$4,061,634
Prudential Day One 2055 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	— **	$8
Shares issued in reinvestment of dividends and distributions	86	801
Shares purchased	(1)	(12)
Net increase (decrease) in shares outstanding	85	$797

Year ended July 31, 2022:
Shares sold	1	$13
Shares issued in reinvestment of dividends and distributions	387	4,484
Shares purchased	(1)	(13)
Net increase (decrease) in shares outstanding	387	$4,484

Class R2
Year ended July 31, 2023:
Shares sold	3,379	$33,693
Shares issued in reinvestment of dividends and distributions	1,182	11,086
Shares purchased	(7,924)	(80,260)
Net increase (decrease) in shares outstanding	(3,363)	$(35,481)

Year ended July 31, 2022:
Shares sold	7,417	$83,810
Shares issued in reinvestment of dividends and distributions	6,804	78,926
Shares purchased	(7,868)	(83,782)
Net increase (decrease) in shares outstanding	6,353	$78,954

Class R3
Year ended July 31, 2023:
Shares sold	2,539	$25,708
Shares issued in reinvestment of dividends and distributions	76	716
Net increase (decrease) in shares outstanding	2,615	$26,424

Prudential Day One Funds  249

Notes to Financial Statements (continued)

Prudential Day One 2055 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	3,300	$47,803
Shares issued in reinvestment of dividends and distributions	309	3,581
Shares purchased	(511,456)	(7,630,926)
Net increase (decrease) in shares outstanding	(507,847)	$(7,579,542)

Class R4
Year ended July 31, 2023:
Shares sold	1,533	$14,763
Shares issued in reinvestment of dividends and distributions	154	1,446
Shares purchased	(4)	(37)
Net increase (decrease) in shares outstanding	1,683	$16,172

Year ended July 31, 2022:
Shares sold	374	$3,972
Shares issued in reinvestment of dividends and distributions	377	4,368
Shares purchased	(17)	(181)
Net increase (decrease) in shares outstanding	734	$8,159

Class R5
Year ended July 31, 2023:
Shares sold	19,244	$193,184
Shares issued in reinvestment of dividends and distributions	2,151	20,287
Shares purchased	(4,517)	(46,383)
Net increase (decrease) in shares outstanding	16,878	$167,088

Year ended July 31, 2022:
Shares sold	18,321	$217,160
Shares issued in reinvestment of dividends and distributions	7,146	82,969
Shares purchased	(6,633)	(71,434)
Net increase (decrease) in shares outstanding	18,834	$228,695

Class R6
Year ended July 31, 2023:
Shares sold	232,010	$2,341,892
Shares issued in reinvestment of dividends and distributions	35,322	333,082
Shares purchased	(129,391)	(1,294,105)
Net increase (decrease) in shares outstanding	137,941	$1,380,869

Prudential Day One 2055 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	215,261	$2,769,992
Shares issued in reinvestment of dividends and distributions	193,504	2,244,650
Shares purchased	(308,823)	(3,276,706)
Net increase (decrease) in shares outstanding	99,942	$1,737,936
** Less than 1 share. Prudential Day One 2060 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares sold	242	$2,924
Shares issued in reinvestment of dividends and distributions	120	1,368
Net increase (decrease) in shares outstanding	362	$4,292

Year ended July 31, 2022:
Shares sold	111	$1,577
Shares issued in reinvestment of dividends and distributions	91	1,309
Net increase (decrease) in shares outstanding	202	$2,886

Class R2
Year ended July 31, 2023:
Shares sold	4,820	$58,320
Shares issued in reinvestment of dividends and distributions	1,255	14,355
Shares purchased	(1,135)	(13,800)
Net increase (decrease) in shares outstanding	4,940	$58,875

Year ended July 31, 2022:
Shares sold	35,360	$520,060
Shares issued in reinvestment of dividends and distributions	10,865	157,325
Shares purchased	(146,134)	(2,062,223)
Net increase (decrease) in shares outstanding	(99,909)	$(1,384,838)

Class R3
Year ended July 31, 2023:
Shares sold	576	$7,092
Shares issued in reinvestment of dividends and distributions	207	2,367
Net increase (decrease) in shares outstanding	783	$9,459

Prudential Day One Funds  251

Notes to Financial Statements (continued)

Prudential Day One 2060 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	3,159	$47,406
Shares issued in reinvestment of dividends and distributions	160	2,325
Shares purchased	(97,465)	(1,496,585)
Net increase (decrease) in shares outstanding	(94,146)	$(1,446,854)

Class R4
Year ended July 31, 2023:
Shares sold	354	$4,336
Shares issued in reinvestment of dividends and distributions	125	1,435
Shares purchased	(1)	(11)
Net increase (decrease) in shares outstanding	478	$5,760

Year ended July 31, 2022:
Shares sold	146	$1,925
Shares issued in reinvestment of dividends and distributions	98	1,415
Shares purchased	— **	(1)
Net increase (decrease) in shares outstanding	244	$3,339

Class R5
Year ended July 31, 2023:
Shares sold	22,786	$276,546
Shares issued in reinvestment of dividends and distributions	3,130	35,836
Shares purchased	(7,403)	(90,852)
Net increase (decrease) in shares outstanding	18,513	$221,530

Year ended July 31, 2022:
Shares sold	21,647	$301,424
Shares issued in reinvestment of dividends and distributions	1,825	26,495
Shares purchased	(4,154)	(56,905)
Net increase (decrease) in shares outstanding	19,318	$271,014

Class R6
Year ended July 31, 2023:
Shares sold	159,598	$1,961,284
Shares issued in reinvestment of dividends and distributions	43,122	494,175
Shares purchased	(179,056)	(2,166,593)
Net increase (decrease) in shares outstanding	23,664	$288,866

Prudential Day One 2060 Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	160,960	$2,290,021
Shares issued in reinvestment of dividends and distributions	37,746	548,820
Shares purchased	(102,537)	(1,367,984)
Net increase (decrease) in shares outstanding	96,169	$1,470,857
** Less than 1 share. Prudential Day One 2065 Fund:

Share Class	Shares	Amount

Class R1
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	48	$481
Net increase (decrease) in shares outstanding	48	$481

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	79	$960
Net increase (decrease) in shares outstanding	79	$960

Class R2
Year ended July 31, 2023:
Shares sold	3,082	$32,044
Shares issued in reinvestment of dividends and distributions	366	3,621
Shares purchased	(115)	(1,218)
Net increase (decrease) in shares outstanding	3,333	$34,447

Year ended July 31, 2022:
Shares sold	5,197	$62,397
Shares issued in reinvestment of dividends and distributions	359	4,378
Shares purchased	(1,640)	(16,676)
Net increase (decrease) in shares outstanding	3,916	$50,099

Class R3
Year ended July 31, 2023:
Shares sold	727	$7,500
Shares issued in reinvestment of dividends and distributions	53	532
Shares purchased	(25)	(247)
Net increase (decrease) in shares outstanding	755	$7,785

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	83	$1,014
Net increase (decrease) in shares outstanding	83	$1,014

Prudential Day One Funds  253

Notes to Financial Statements (continued)

Prudential Day One 2065 Fund (cont’d.):

Share Class	Shares	Amount

Class R4
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	55	$545
Net increase (decrease) in shares outstanding	55	$545

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	85	$1,027
Net increase (decrease) in shares outstanding	85	$1,027

Class R5
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	67	$664
Net increase (decrease) in shares outstanding	67	$664

Year ended July 31, 2022:
Shares sold	91	$999
Shares issued in reinvestment of dividends and distributions	94	1,151
Net increase (decrease) in shares outstanding	185	$2,150

Class R6
Year ended July 31, 2023:
Shares sold	26,145	$276,216
Shares issued in reinvestment of dividends and distributions	1,588	15,753
Shares purchased	(15,422)	(160,907)
Net increase (decrease) in shares outstanding	12,311	$131,062

Year ended July 31, 2022:
Shares sold	19,180	$234,301
Shares issued in reinvestment of dividends and distributions	2,756	33,620
Shares purchased	(24,817)	(283,961)
Net increase (decrease) in shares outstanding	(2,881)	$(16,040)

8.	Borrowings

The RIC, on behalf of the Day One Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Day One Funds utilized the SCA during the year ended July 31, 2023. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2023
Prudential Day One 2020 Fund	$226,000	5.24%	8	$250,000	$—

9.	Risks of Investing in the Day One Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	Prudential Day One Income Fund	Prudential Day One 2015 Fund	Prudential Day One 2020 Fund	Prudential Day One 2025 Fund	Prudential Day One 2030 Fund	Prudential Day One 2035 Fund
Affiliated Funds	X	X	X	X	X	X
Asset Allocation	X	X	X	X	X	X
Asset Class Variation	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Debt Obligations	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	X	X	X	X	X

Prudential Day One Funds  255

Notes to Financial Statements (continued)

Risks	Prudential Day One Income Fund	Prudential Day One 2015 Fund	Prudential Day One 2020 Fund	Prudential Day One 2025 Fund	Prudential Day One 2030 Fund	Prudential Day One 2035 Fund
Fixed Income	X	X	X	X	X	X
Fund of Funds	X	X	X	X	X	X
Fund Rebalancing	X	X	X	X	X	X
Increase in Expenses	X	X	X	X	X	X
Index Tracking	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X
Investment Style	X	X	X	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Market Capitalization	X	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X	X
Portfolio Turnover	X	X	X	X	X	X
Reference Rate	X	X	X	X	X	X
Target Date/Income	X	X	X	X	X	X

Risks	Prudential Day One 2040 Fund	Prudential Day One 2045 Fund	Prudential Day One 2050 Fund	Prudential Day One 2055 Fund	Prudential Day One 2060 Fund	Prudential Day One 2065 Fund
Affiliated Funds	X	X	X	X	X	X
Asset Allocation	X	X	X	X	X	X
Asset Class Variation	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Debt Obligations	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	X	X	X	X	X
Fixed Income	X	X	X	X	X	X
Fund of Funds	X	X	X	X	X	X
Fund Rebalancing	X	X	X	X	X	X
Increase in Expenses	X	X	X	X	X	X
Index Tracking	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X
Investment Style	X	X	X	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Management	X	X	X	X	X	X
Market	X	X	X	X	X	X
Market Capitalization	X	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X	X

Risks	Prudential Day One 2040 Fund	Prudential Day One 2045 Fund	Prudential Day One 2050 Fund	Prudential Day One 2055 Fund	Prudential Day One 2060 Fund	Prudential Day One 2065 Fund
Portfolio Turnover	X	X	X	X	X	X
Reference Rate	X	X	X	X	X	X
Target Date/Income	X	X	X	X	X	X

Affiliated Funds Risk: The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. By investing in many Underlying Funds, the Fund has partial exposure to the risks of many different areas in the market, and the Fund’s overall level of risk should decline over time. However, the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity, non-traditional and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related

Prudential Day One Funds  257

Notes to Financial Statements (continued)

reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Underlying Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Funds will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Underlying Funds and therefore may magnify or otherwise increase investment losses to the Underlying Funds. The Underlying Funds’ use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Underlying Funds’ derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Underlying Funds. The use of derivatives also exposes the Underlying Funds to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Underlying Funds, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

Prudential Day One Funds  259

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.

Index Tracking Risk: While certain Underlying Funds generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Funds’ shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs.

Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: An Underlying Fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an Underlying Fund’s ability to sell a holding at a suitable price.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Risk: Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.

Market Capitalization Risk: Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund.

Prudential Day One Funds  261

Notes to Financial Statements (continued)

These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Portfolio Turnover Risk: The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s performance and can have adverse tax consequences.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S.

contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Target Date/ Income Risk: The Fund may suffer losses near, at or after the target date, and the Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor’s retirement or financial goals. These risks may be increased to the extent that the participant begins to make withdrawals significantly before the Fund’s target year. For investors who are close to or in retirement, the Fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the Fund may invest too much in investments designed to ensure capital conservation and/or current income, which may prevent the investor from meeting his or her retirement goals.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Day One Funds.

Prudential Day One Funds  263

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (twelve of the funds constituting Prudential Investment Portfolios 5, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year or period ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2023, the Funds reported the maximum amount allowed per share for Class R1, R2, R3, R4, R5 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Fund	Capital Gain Distributions
Prudential Day One Income Fund	$0.23

Prudential Day One 2015 Fund	0.27

Prudential Day One 2020 Fund	0.34

Prudential Day One 2025 Fund	0.31

Prudential Day One 2030 Fund	0.49

Prudential Day One 2035 Fund	0.48

Prudential Day One 2040 Fund	0.61

Prudential Day One 2045 Fund	0.56

Prudential Day One 2050 Fund	0.73

Prudential Day One 2055 Fund	0.50

Prudential Day One 2060 Fund	0.69

Prudential Day One 2065 Fund	0.28

For the year ended July 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

Prudential Day One Income Fund	5.16%	5.65%

Prudential Day One 2015 Fund	5.45	5.93

Prudential Day One 2020 Fund	6.35	6.71

Prudential Day One 2025 Fund	9.05	8.02

Prudential Day One 2030 Fund	11.82	11.04

Prudential Day One 2035 Fund	16.57	13.78

Prudential Day One 2040 Fund	21.32	16.66

Prudential Day One 2045 Fund	28.32	20.67

Prudential Day One 2050 Fund	33.71	23.16

Prudential Day One 2055 Fund	36.32	23.49

Prudential Day One 2060 Fund	37.50	22.78
Prudential Day One 2065 Fund	45.98	27.23

For the tax year ended July 31, 2023, Prudential Day One 2055 Fund reports the maximum amount allowable but not less than 1.39% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

Prudential Day One Funds  265

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments, each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Prudential Day One Funds

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Prudential Day One Funds

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Prudential Day One Funds

Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the Prudential Day One Funds (each, a “Fund, and collectively, the “Funds”)1consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

1Each of the Prudential Day One Funds is a series of Prudential Investment Portfolios 5. The Prudential Day One Funds are: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, and Prudential Day One 2065 Fund.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator for the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the

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Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments and PGIM Quantitative Solutions.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of the Funds compared to similarly managed funds and PGIM Investments’ investment in each Fund. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2022. The Board considered that each Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact

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of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Day One Income Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three- and five-year periods.

•	The Board also noted that the Fund outperformed its benchmark index in the first quarter of 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2015 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund equaled its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•	The Board also noted that the Fund outperformed its blended benchmark index in the first quarter of 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2020 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•	The Board also noted that the Fund outperformed its blended benchmark index in the first quarter of 2023.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

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Prudential Day One 2025 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period but underperformed its benchmark index over the three- and five-year periods.

•	The Board also noted that the Fund outperformed its benchmark index in the first quarter of 2023.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.
Prudential Day One 2030 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•	The Board also noted that the Fund equaled its benchmark index in the first quarter of 2023.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2035 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

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•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2040 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2045 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to renew the agreements. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2050 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

Visit our website at pgim.com/investments

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2055 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2060 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three- and five-year periods.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2065 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-year period.

•	The Board considered that the Fund commenced operations on December 16, 2019 and that longer-term performance was not yet available.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2023.

Visit our website at pgim.com/investments

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Prudential Day One Funds

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Funds has delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website at sec.gov.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer •
Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering
Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E.
McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer
• Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Day One Funds, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

   Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DAY ONE FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP		NASDAQ	CUSIP

Prudential Day One Income Fund (Share Class R1)	PDADX	74445D109	Prudential Day One 2030 Fund (Share Class R1)	PDFCX	74445D646	Prudential Day One 2050 Fund (Share Class R1)	PDJDX	74445D372

Prudential Day One Income Fund (Share Class R2)	PDAEX	74445D208	Prudential Day One 2030 Fund (Share Class R2)	PDFEX	74445D638	Prudential Day One 2050 Fund (Share Class R2)	PDJEX	74445D364

Prudential Day One Income Fund (Share Class R3)	PDAFX	74445D307	Prudential Day One 2030 Fund (Share Class R3)	PDFFX	74445D620	Prudential Day One 2050 Fund (Share Class R3)	PDJFX	74445D356

Prudential Day One Income Fund (Share Class R4)	PDAGX	74445D406	Prudential Day One 2030 Fund (Share Class R4)	PDFGX	74445D612	Prudential Day One 2050 Fund (Share Class R4)	PDJGX	74445D349

Prudential Day One Income Fund (Share Class R5)	PDAHX	74445D505	Prudential Day One 2030 Fund (Share Class R5)	PDFHX	74445D596	Prudential Day One 2050 Fund (Share Class R5)	PDJHX	74445D331

Prudential Day One Income Fund (Share Class R6)	PDAJX	74445D604	Prudential Day One 2030 Fund (Share Class R6)	PDFJX	74445D588	Prudential Day One 2050 Fund (Share Class R6)	PDJJX	74445D323

Prudential Day One 2015 Fund (Share Class R1)	PDCDX	74445D844	Prudential Day One 2035 Fund (Share Class R1)	PDGCX	74445D570	Prudential Day One 2055 Fund (Share Class R1)	PDKDX	74445D315

Prudential Day One 2015 Fund (Share Class R2)	PDCEX	74445D836	Prudential Day One 2035 Fund (Share Class R2)	PDGEX	74445D562	Prudential Day One 2055 Fund (Share Class R2)	PDKEX	74445D299

Prudential Day One 2015 Fund (Share Class R3)	PDCFX	74445D828	Prudential Day One 2035 Fund (Share Class R3)	PDGFX	74445D554	Prudential Day One 2055 Fund (Share Class R3)	PDKFX	74445D281

Prudential Day One 2015 Fund (Share Class R4)	PDCGX	74445D810	Prudential Day One 2035 Fund (Share Class R4)	PDGGX	74445D547	Prudential Day One 2055 Fund (Share Class R4)	PDKGX	74445D273

Prudential Day One 2015 Fund (Share Class R5)	PDCHX	74445D794	Prudential Day One 2035 Fund (Share Class R5)	PDGHX	74445D539	Prudential Day One 2055 Fund (Share Class R5)	PDKHX	74445D265

Prudential Day One 2015 Fund (Share Class R6)	PDCJX	74445D786	Prudential Day One 2035 Fund (Share Class R6)	PDGJX	74445D521	Prudential Day One 2055 Fund (Share Class R6)	PDKJX	74445D257

Prudential Day One 2020 Fund (Share Class R1)	PDDDX	74445D778	Prudential Day One 2040 Fund (Share Class R1)	PDHDX	74445D513	Prudential Day One 2060 Fund (Share Class R1)	PDLDX	74445D240

Prudential Day One 2020 Fund (Share Class R2)	PDDEX	74445D760	Prudential Day One 2040 Fund (Share Class R2)	PDHEX	74445D497	Prudential Day One 2060 Fund (Share Class R2)	PDLEX	74445D232

Prudential Day One 2020 Fund (Share Class R3)	PDDFX	74445D752	Prudential Day One 2040 Fund (Share Class R3)	PDHFX	74445D489	Prudential Day One 2060 Fund (Share Class R3)	PDLFX	74445D224

Prudential Day One 2020 Fund (Share Class R4)	PDDGX	74445D745	Prudential Day One 2040 Fund (Share Class R4)	PDHGX	74445D471	Prudential Day One 2060 Fund (Share Class R4)	PDLGX	74445D216

Prudential Day One 2020 Fund (Share Class R5)	PDDHX	74445D737	Prudential Day One 2040 Fund (Share Class R5)	PDHHX	74445D463	Prudential Day One 2060 Fund (Share Class R5)	PDLHX	74445D190

Prudential Day One 2020 Fund (Share Class R6)	PDDJX	74445D729	Prudential Day One 2040 Fund (Share Class R6)	PDHJX	74445D455	Prudential Day One 2060 Fund (Share Class R6)	PDLJX	74445D182

Prudential Day One 2025 Fund (Share Class R1)	PDEDX	74445D711	Prudential Day One 2045 Fund (Share Class R1)	PDIDX	74445D448	Prudential Day One 2065 Fund (Share Class R1)	PDOAX	74440V674

Prudential Day One 2025 Fund (Share Class R2)	PDEEX	74445D695	Prudential Day One 2045 Fund (Share Class R2)	PDIEX	74445D430	Prudential Day One 2065 Fund (Share Class R2)	PDODX	74440V666

Prudential Day One 2025 Fund (Share Class R3)	PDEFX	74445D687	Prudential Day One 2045 Fund (Share Class R3)	PDIKX	74445D422	Prudential Day One 2065 Fund (Share Class R3)	PDOEX	74440V658

Prudential Day One 2025 Fund (Share Class R4)	PDEGX	74445D679	Prudential Day One 2045 Fund (Share Class R4)	PDIGX	74445D414	Prudential Day One 2065 Fund (Share Class R4)	PDOFX	74440V641

Prudential Day One 2025 Fund (Share Class R5)	PDEHX	74445D661	Prudential Day One 2045 Fund (Share Class R5)	PDIHX	74445D398	Prudential Day One 2065 Fund (Share Class R5)	PDOGX	74440V633

Prudential Day One 2025 Fund (Share Class R6)	PDEJX	74445D653	Prudential Day One 2045 Fund (Share Class R6)	PDIJX	74445D380	Prudential Day One 2065 Fund (Share Class R6)	PDOHX	74440V625

MF236E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2023 and July 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $278,100 and $278,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(c) Tax Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(d) All Other Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2023	Fiscal Year Ended July 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2023 and July 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 19, 2023